EXHIBIT 4

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                  BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                            BANK OF AMERICA, N.A.,

                                  as Servicer,

                                       and

                            THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                            Dated September 26, 2002

                           -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 2002-J








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
                                TABLE OF CONTENTS


PRELIMINARY STATEMENT......................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms................................................
Section 1.02  Interest Calculations........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans.................................
Section 2.02  Acceptance by the Trustee of the Mortgage Loans..............
Section 2.03  Representations, Warranties and Covenants of the Servicer....
Section 2.04  Representations and Warranties of the Depositor as to the
               Mortgage Loans..............................................
Section 2.05  Designation of Interests in the REMIC........................
Section 2.06  Designation of Start-up Day..................................
Section 2.07  REMIC Certificate Maturity Date..............................
Section 2.08  Execution and Delivery of Certificates.......................
Section 2.09  Repurchase of Converted Mortgage Loans.......................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3.01  Servicer to Service Mortgage Loans...........................
Section 3.02  Subservicing; Enforcement of the Obligations of Servicer.....
Section 3.03  Fidelity Bond; Errors and Omissions Insurance................
Section 3.04  Access to Certain Documentation..............................
Section 3.05  Maintenance of  Primary Mortgage Insurance Policy; Claims....
Section 3.06  Rights of the Depositor and the Trustee in Respect of the
               Servicer....................................................
Section 3.07  Trustee to Act as Servicer...................................
Section 3.08  Collection of Mortgage Loan Payments; Servicer Custodial
               Account; Custodial Buy-Down Account; and Certificate
               Account.....................................................
Section 3.09  Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts.............................................
Section 3.10  Access to Certain Documentation and Information Regarding
               the Mortgage Loans..........................................
Section 3.11  Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.....................................
Section 3.12  Maintenance of Hazard Insurance..............................
Section 3.13  Enforcement of Due-On-Sale Clauses; Assumption Agreements....
Section 3.14  Realization Upon Defaulted Mortgage Loans; REO Property......
Section 3.15  Trustee to Cooperate; Release of Mortgage Files..............
Section 3.16  Documents, Records and Funds in Possession of the
               Servicer to be Held for the Trustee.........................
Section 3.17  Servicing Compensation.......................................
Section 3.18  Annual Statement as to Compliance............................
Section 3.19  Annual Independent Public Accountants' Servicing
               Statement; Financial Statements.............................
Section 3.20  Advances.....................................................
Section 3.21  Modifications, Waivers, Amendments and Consents..............
Section 3.22  Reports to the Securities and Exchange Commission............


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4.01  Servicer's Certificate.......................................


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5.01  Distributions................................................
Section 5.02  Priorities of Distributions..................................
Section 5.03  Allocation of Losses.........................................
Section 5.04  Statements to Certificateholders.............................
Section 5.05  Tax Returns and Reports to Certificateholders................
Section 5.06  Tax Matters Person...........................................
Section 5.07  Rights of the Tax Matters Person in Respect of the Trustee...
Section 5.08  REMIC Related Covenants......................................


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6.01  The Certificates.............................................
Section 6.02  Registration of Transfer and Exchange of Certificates........
Section 6.03  Mutilated, Destroyed, Lost or Stolen Certificates............
Section 6.04  Persons Deemed Owners........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

Section 7.01 Respective Liabilities of the Depositor and the Servicer......
Section 7.02 Merger or Consolidation of the Depositor or the Servicer......
Section 7.03 Limitation on Liability of the Depositor, the Servicer
               and Others..................................................
Section 7.04  Depositor and Servicer Not to Resign.........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8.01  Events of Default............................................
Section 8.02  Remedies of Trustee..........................................
Section 8.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default.....................................
Section 8.04  Action upon Certain Failures of the Servicer and upon
               Event of Default............................................
Section 8.05  Trustee to Act; Appointment of Successor.....................
Section 8.06  Notification to Certificateholders...........................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9.01  Duties of Trustee............................................
Section 9.02  Certain Matters Affecting the Trustee........................
Section 9.03  Trustee Not Liable for Certificates or Mortgage Loans........
Section 9.04  Trustee May Own Certificates.................................
Section 9.05  Eligibility Requirements for Trustee.........................
Section 9.06  Resignation and Removal of Trustee...........................
Section 9.07  Successor Trustee............................................
Section 9.08  Merger or Consolidation of Trustee...........................
Section 9.09  Appointment of Co-Trustee or Separate Trustee................
Section 9.10  Authenticating Agents........................................
Section 9.11  Trustee's Fees and Expenses..................................
Section 9.12  Appointment of Custodian.....................................
Section 9.13  Paying Agents................................................
Section 9.14  Limitation of Liability......................................
Section 9.15  Trustee May Enforce Claims Without Possession of
               Certificates................................................
Section 9.16  Suits for Enforcement........................................
Section 9.17  Waiver of Bond Requirement...................................
Section 9.18  Waiver of Inventory, Accounting and Appraisal Requirement....


                                    ARTICLE X

                                   TERMINATION

Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans.......................................
Section 10.02 Additional Termination Requirements..........................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01 Amendment....................................................
Section 11.02 Recordation of Agreement.....................................
Section 11.03 Limitation on Rights of Certificateholders...................
Section 11.04 Governing Law................................................
Section 11.05 Notices......................................................
Section 11.06 Severability of Provisions...................................
Section 11.07 Certificates Nonassessable and Fully Paid....................
Section 11.08 Access to List of Certificateholders.........................
Section 11.09 Recharacterization...........................................

EXHIBITS

Exhibit A-1    -    Form of Face of Class A-1 Certificate
Exhibit A-2    -    Form of Face of Class A-2 Certificate
Exhibit A-3    -    Form of Face of Class A-3 Certificate
Exhibit A-4    -    Form of Face of Class A-4 Certificate
Exhibit A-P    -    Form of Face of Class A-P Certificate
Exhibit A-R    -    Form of Face of Class A-R Certificate
Exhibit B-1    -    Form of Face of Class B-1 Certificate
Exhibit B-2    -    Form of Face of Class B-2 Certificate
Exhibit B-3    -    Form of Face of Class B-3 Certificate
Exhibit B-4    -    Form of Face of Class B-4 Certificate
Exhibit B-5    -    Form of Face of Class B-5 Certificate
Exhibit B-6    -    Form of Face of Class B-6 Certificate
Exhibit C      -    Form of Reverse of all Certificates....................
Exhibit D      -    Mortgage Loan Schedule.................................
Exhibit E      -    Request for Release of Documents.......................
Exhibit F      -    Form of Certification of Establishment of Account......
Exhibit G-1    -    Form of Transferor's Certificate.......................
Exhibit G-2A   -    Form 1 of Transferee's Certificate.....................
Exhibit G-2B   -    Form 2 of Transferee's Certificate.....................
Exhibit H      -    Form of Transferee Representation Letter
               -    for ERISA Restricted Certificates......................
Exhibit I      -    Form of Affidavit Regarding Transfer of Residual
                    Certificate............................................
Exhibit J      -    Contents of Servicing File.............................
Exhibit K      -    Form of Special Servicing Agreement....................
Exhibit L      -    List of Recordation States.............................

                         POOLING AND SERVICING AGREEMENT

            THIS POOLING AND SERVICING AGREEMENT, dated September 26, 2002 is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), BANK OF AMERICA, N.A., as servicer (together with its permitted successors and assigns, the "Servicer"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                          W I T N E S S E T H  T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Servicer and the Trustee agree as follows:

                              PRELIMINARY STATEMENT

            In exchange for the Certificates, the Depositor hereby conveys the Trust Estate to the Trustee to create the Trust. The Trust Estate for federal income tax purposes will be treated as a real estate mortgage investment conduit (the "REMIC"). The Class A Certificates (other than the Class A-R Certificate) and the Class B Certificates are referred to collectively as the "Regular Certificates" and shall constitute "regular interests" in the REMIC. The Class A-R Certificate shall be the "residual interest" in the REMIC. The Certificates will represent the entire beneficial ownership interest in the Trust. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the REMIC Certificate Maturity Date.

            The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which the Classes of Certificates shall be issuable (except that one Certificate of each Class of Certificates may be issued in any amount in excess of the minimum denomination):

                                                                       Integral
                Initial Class           Pass-                          Multiples
                Certificate            Through        Minimum          in Excess
Classes         Balance                  Rate       Denomination      of Minimum
-------         ---------------        -------      ------------      ----------
Class A-1       $137,687,000.00           (1)          $ 1,000           $  1
Class A-2       $341,000,000.00           (2)          $ 1,000           $  1
Class A-3       $ 75,000,000.00           (2)          $ 1,000           $  1
Class A-4       $  2,025,000.00           (2)          $ 1,000           $  1
Class A-P       $    358,269.00           (3)          $25,000           $  1
Class A-R       $        100.00           (4)          $   100            N/A
Class B-1       $  7,144,000.00           (4)          $25,000           $  1
Class B-2       $  3,143,000.00           (4)          $25,000           $  1
Class B-3       $  2,286,000.00           (4)          $25,000           $  1
Class B-4       $    857,000.00           (4)          $25,000           $  1
Class B-5       $    858,000.00           (4)          $25,000           $  1
Class B-6       $  1,143,075.00           (4)          $25,000           $  1

---------------

(1) For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on these Certificates at the rate of 2.995% per annum. For each Distribution Date after the Distribution Date in March 2006 and prior to the Distribution Date in September 2007, interest will accrue on these Certificates at a per annum rate equal to the Adjusted Net WAC of the Mortgage Loans minus 1.417231%. For each Distribution Date occurring on and after the Distribution Date in September 2007, interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

(2) For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on these Certificates at the rate of 4.879% per annum. For each Distribution Date after the Distribution Date in March 2006 and prior to the Distribution Date in September 2007, interest will accrue on these Certificates at a per annum rate equal to the Adjusted Net WAC of the Mortgage Loans plus 0.466769%. For each Distribution Date occurring on and after the Distribution Date in September 2007, interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

(3) The Class A-P Certificates will be Principal-Only Certificates and will receive only distributions of principal until and including the Distribution Date in August 2007. For the Distribution Date in September 2007 and thereafter, interest will accrue on the Class A-P Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue on these Certificates at the rate of 4.412231% per annum. For each Distribution Date after the Distribution Date in March 2006 and prior to the Distribution Date in September 2007, interest will accrue on these Certificates at a per annum rate equal to the Adjusted Net WAC of the Mortgage Loans. For each Distribution Date occurring on and after the Distribution Date in September 2007, interest will accrue on these Certificates at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

            1933 Act:  The Securities Act of 1933, as amended.

            Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

            Adjusted Net WAC: As to any Distribution Date, the fraction, expressed as a percentage, equal to (A) the sum of the product, for each Mortgage Loan, of (i) the Net Mortgage Interest Rate for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the Due Date of the month preceding the month of such Distribution Date divided by (B) the sum of the product, for each Mortgage Loan, of (i) the Non-Ratio Strip Percentage for such Mortgage Loan multiplied by (ii) the Stated Principal Balance of such Mortgage Loan on the Due Date of the month preceding the month of such Distribution Date.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (Ratio Strip Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the Ratio Strip Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Advance: A Periodic Advance or a Servicing Advance.

            Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

            Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Account at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

            Appraised Value: With respect to any Mortgaged Property, either (i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Mortgage Insurance Policy in force.

            Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

            Authenticating Agents: As defined in Section 9.10.

            Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of Kentucky, the state in which the servicing offices of the Servicer is located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

            Buy-Down Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.23.

            Buy-Down Agreement: An agreement governing the application of Buy-Down Funds with respect to a Buy-Down Mortgage Loan.

            Buy-Down Funds: Money advanced by a builder, seller or other interested party to reduce a Mortgagor's monthly payment during the initial years of a Buy-Down Mortgage Loan.

            Buy-Down Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buy-Down Agreement, the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided from Buy-Down Funds.

            Calculated Principal Distribution: As defined in Section 5.03(d).

            Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-J that are issued pursuant to this Agreement.

            Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-J." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

            Certificate Custodian: Initially, The Bank of New York; thereafter any other Certificate Custodian acceptable to the Depository and selected by the Trustee.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

            Certificate Register: The register maintained pursuant to Section 6.02.

            Certificate Registrar: The registrar appointed pursuant to Section 6.02.

            Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

            Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-P, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

            Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-P and Class A-R Certificates.

            Class A-3 Loss Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the amount, if any, by which the Class Certificate Balance of the Class A-3 Certificates would be reduced as a result of the allocation of any Realized Loss to such Class pursuant to Section 5.03(a)(i) or the allocation of any reduction pursuant to Section 5.03(b) to such Class, in each case without regard to the operation of Section 5.03(e).

            Class A-4 Loss Allocation Amount: With respect to any Distribution Date after the Senior Credit Support Depletion Date, the lesser of (a) the Class Certificate Balance of the Class A-4 Certificates with respect to such Distribution Date prior to any reduction for the Class A-4 Loss Allocation Amount and (b) the sum of the Class A-3 Loss Amount with respect to such Distribution Date.

            Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

            Class Certificate Balance: With respect to any Class and any date of determination, the Initial Class Certificate Balance of such Class minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a), (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to
Section 5.03(b), and (iv) in the case of the Class A-4 Certificates, any reduction allocated thereto pursuant to Section 5.03(e).

            Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

            Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

            Closing Date: September 26, 2002.

            Code: The Internal Revenue Code of 1986, as amended.

            Compensating Interest: As defined in Section 3.17.

            Conversion Date: The date on which a Mortgage Loan becomes a Converted Mortgage Loan.

            Converted Mortgage Loan: Any Mortgage Loan as to which the related Mortgagor has exercised its option pursuant to the related Mortgage Note to convert the adjustable rate of interest on such Mortgage Loan to a fixed rate of interest.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 5 Penn Plaza, 16th Floor, New York, New York 10001, Attention: Corporate Trust - MBS (Fax: (212) 328-7620).

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 9.12. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither the Servicer nor the Depositor, nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Customary Servicing Procedures: With respect to the Servicer, procedures (including collection procedures) that the Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

            Cut-Off Date: September 1, 2002.

            Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $571,492,445.76.

            Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

            Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

            Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.04.

            Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the Servicer is pursuing an appeal of the court order giving rise to any such modification and
(b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

            Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

            Definitive Certificates: As defined in Section 6.02(c)(iii).

            Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

            Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

            Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate as of the Closing Date that is less than 4.412231% per annum.

            Distribution Date: The 25th day of each month beginning in October 2002 (or, if such day is not a Business Day, the next Business Day).

            Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

            Eligible Account: Any of (i) an account or accounts maintained with
(a) Bank of America, N.A., or (b) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Restricted Certificates: Any Class B-4, Class B-5 or Class B-6 Certificate.

            Escrow Account: As defined in Section 3.09.

            Escrow Payments: The amounts constituting taxes, assessments, Primary Mortgage Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

            Event of Default: As defined in Section 8.01.

            Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

            Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

            FIRREA: The Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended.

            Fitch: Fitch Ratings, or any successor thereto.

            FNMA: Fannie Mae, or any successor thereto.

            Fractional Interest: As defined in Section 5.02(d).

            Gross Margin: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule as the "Gross Margin," which percentage is added to the Index on each Rate Adjustment Date to determine (subject to rounding, the Periodic Cap and the Lifetime Cap) the Mortgage Interest Rate on such Mortgage Loan until the next Rate Adjustment Date.

            Holder: A Certificateholder.

            Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicer,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Servicer or in an affiliate of either of them, and (iii) is not connected with the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Index: As to any Mortgage Loan and Rate Adjustment Date, a rate per annum that is defined to be the arithmetic mean of the London interbank offered rate quotations for one year U.S. Dollar-denominated deposits, as published in The Wall Street Journal and most recently available either (i) as of the first Business Day in the month preceding the month of the applicable Adjustment Date or (ii) forty-five days before the applicable Adjustment Date or, in the event that such index is no longer available, a substitute index selected by the Servicer in accordance with the terms of the related Mortgage Note.

            Initial Class Certificate Balance: As to each Class of Certificates, the Class Certificate Balance set forth in the Preliminary Statement.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, together with all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

            Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

            Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-P Certificates until the September 2007 Distribution Date), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

            Interest Distribution Amount: For any Distribution Date and each interest-bearing Class (other than the Class A-P Certificates prior to the September 2007 Distribution Date), the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

            Lifetime Cap: As to any Mortgage Loan, the maximum Mortgage Interest Rate set forth in the related Mortgage Note and indicated in the Mortgage Loan Schedule.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

            Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

            MERS: As defined in Section 2.01(b)(iii).

            Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

            Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note, which rate is (a) prior to the first Rate Adjustment Date for each such Mortgage Loan, the initial Mortgage Interest Rate for such Mortgage Loan indicated on the Mortgage Loan Schedule and (b) from and after such Rate Adjustment Date, the sum of the Index, as of the Rate Adjustment Date applicable to such Due Date, and the Gross Margin, rounded as set forth in such Mortgage Note, subject to the Periodic Cap and the Lifetime Cap applicable to such Mortgage Loan at any time during the life of such Mortgage Loan.

            Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated September 26, 2002, between the Bank of America, N.A., as seller, and the Depositor, as purchaser.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property;
(iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate as of the Cut-Off Date; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date;
(xi) the original principal amount of the Mortgage Loan; (xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style;
(xv) the Appraised Value; (xvi) the first Rate Adjustment Date; (xvii) the Rate Ceiling; (xviii) the Periodic Cap; (xix) the Gross Margin; and (xx) whether such Mortgage Loan has an option to convert from an adjustable rate of interest to a fixed rate of interest. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

            Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

            Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

            Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the Servicing Fee Rate and the Trustee Fee Rate.

            Non-Ratio Strip Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 4.412231%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

            Non-Ratio Strip Principal Amount: As to any Distribution Date, the sum of the applicable Non-Ratio Strip Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

            Non-U.S. Person: A Person other than a U.S. Person.

            Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

            Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or the Servicer, as the case may be, and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or the Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

            Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                       Class B-1               1.45%
                       Class B-2               0.90%
                       Class B-3               0.50%
                       Class B-4               0.35%
                       Class B-5               0.20%
                       Class B-6               0.00%

            Original Subordinate Certificate Balance: $15,431,075.00.

            OTS: The Office of Thrift Supervision.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02, 2.04 or 2.09.

            Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            Pass-Through Rate: As to each Class of interest-bearing Certificates, the per annum rate described in the Preliminary Statement.

            Paying Agent: As defined in Section 9.13.

            Percentage Interest: As to any Certificate, the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part.

            Periodic Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

            Periodic Cap: For each Mortgage Loan, the applicable limit on adjustment of the Mortgage Interest Rate for each Rate Adjustment Date specified in the applicable Mortgage Note and designated as such in the Mortgage Loan Schedule.

            Permitted Investments: One or more of the following:

            (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

            (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower "A-1" by S&P and "F-1" by Fitch;

            (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "A-1" by S&P and "F-1" by Fitch;

            (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "AAAm" or "AAAm G" by S&P and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

            (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by the Servicer, will not affect the qualification of the Trust Estate as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

            Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone cooperatives described in Code
Section 1381(a)(2)(C), (v) a Person with respect to whom the income on a Residual Certificate is allocable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other Person, and (vi) any other Person so designated by the Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

            Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Physical Certificates: The Class A-R, Class B-4, Class B-5 and Class B-6 Certificates.

            Plan: As defined in Section 6.02(e).

            Pool Distribution Amount: As to any Distribution Date, the excess of
(a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicer in respect of such Distribution Date deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Account pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Account deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Account pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and
(ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Premium Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate as of the Closing Date that is equal to or more than 4.412231% per annum.

            Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

            Primary Mortgage Insurance Policy: Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

            Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-P Certificates are Principal-Only Certificate until the September 2007 Distribution Date.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

            Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

            Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

            Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

            Rate Adjustment Date: As to each Mortgage Loan, the Due Date on which date an adjustment to the Mortgage Interest Rate of such Mortgage Loan becomes effective under the related Mortgage Note, which Due Date is the date set forth in the Mortgage Loan Schedule as the first Rate Adjustment Date and each subsequent anniversary thereof.

            Rate Ceiling: The maximum per annum Mortgage Interest Rate permitted under the related Mortgage Note.

            Rating Agency: Each of S&P and Fitch. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

            Ratio Strip Deferred Amount: As to any Distribution Date, the aggregate of the applicable Ratio Strip Percentage of each Realized Loss to be allocated to the Class A-P Certificates on such Distribution Date or previously allocated to the Class A-P Certificates and not yet paid to the Holders of the Class A-P Certificates pursuant to Section 5.02(a)(iii) and the amount (without duplication) of any reduction in the Class Certificate Balance of the Class A-P Certificates pursuant to Section 5.03(b).

            Ratio Strip Percentage: As to any Discount Mortgage Loan, 100% minus the Non-Ratio Strip Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

            Ratio Strip Principal Amount: As to any Distribution Date, the sum of the applicable Ratio Strip Percentage of (a) the principal portion of each Monthly Payment due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

            Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

            Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

            Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

            Regular Certificates: As defined in the Preliminary Statement hereto.

            Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act or comparable state legislation, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.07.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

            Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

            REO Disposition Period: As defined in Section 3.14.

            REO Proceeds: Proceeds, net of any related expenses of the Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

            REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.04 and as to any Converted Mortgage Loan repurchased on any date pursuant to Section 2.09, an amount equal to the sum of
(i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

            Request for Release: The Request for Release submitted by the Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

            Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

            Residual Certificate: The Class A-R Certificate.

            Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

            Restricted Classes: As defined in Section 5.02(d).

            Seller: Bank of America, N.A., a national banking association, or its successor in interest, as seller of the Mortgage Loans under the Mortgage Loan Purchase Agreement.

            Senior Certificates: The Class A Certificates.

            Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

            Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date.

            Senior Prepayment Percentage: For any Distribution Date during the seven years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the seventh year anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date, unless (i) on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%, (ii) on any Distribution Date before the Distribution Date occurring in October 2005, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage plus 50% of the Subordinate Percentage or (iii) on any Distribution Date occurring after the Distribution Date in October 2005, the Subordinate Percentage for such Distribution Date is greater than or equal to twice the initial Subordinate Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will equal the Senior Percentage. Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur and the Senior Prepayment Percentage will be calculated without regard to clause (ii) or (iii) in the preceding sentence unless both of the Senior Step Down Conditions are satisfied.

            Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-Ratio Strip Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-Ratio Strip Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the applicable Non-Ratio Strip Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-Ratio Strip Principal Amount" for such Distribution Date.

            Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more, as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                               Percentage of Original
Distribution Date Occurring In            Subordinate Certificate Balance
------------------------------            -------------------------------
October 2002 through September 2005                     20%
October 2005 through September 2010                     30%
October 2010 through September 2011                     35%
October 2011 through September 2012                     40%
October 2012 through September 2013                     45%
October 2013 and thereafter                             50%

            Servicer: Bank of America, N.A., a national banking association, or its successor in interest, in its capacity as servicer of the Mortgage Loans, or any successor servicer appointed as herein provided.

            Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

            Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 3.08(b).

            Servicer's Certificate: The monthly report required by Section 4.01.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

            Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by the Servicer, or as otherwise provided under Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan until and including the August 2007 Distribution Date, the per annum rate equal to (i) the related Mortgage Interest Rate on the Closing Date less (ii) the sum of 4.412231% and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.25% per annum with respect to any Mortgage Loan. The Servicing Rate with respect to each Mortgage Loan after the August 2007 Distribution Date will be 0.25% per annum.

            Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

            Similar Law: As defined in Section 6.02(e).

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

            Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

            Subordinate Certificates: The Class B Certificates.

            Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

            Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-Ratio Strip Percentage of all amounts described in clauses
(a) through (d) of the definition of "Non-Ratio Strip Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the applicable Non-Ratio Strip Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-Ratio Strip Principal Amount" for such Distribution Date.

            Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

            Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between the Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

            Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a Gross Margin equal to that of the Defective Mortgage Loan; (v) have a Periodic Cap and Rate Ceiling equal to that of the Defective Mortgage Loan; (vi) have the same Index and frequency of mortgage interest rate adjustment as the Deleted Mortgage Loan; (vii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (viii) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

            Substitution Adjustment Amount: As defined in Section 2.02.

            Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

            Treasury Regulations: The final and temporary regulations promulgated under the Code by the U.S. Department of the Treasury.

            Trust: The trust created by this Agreement.

            Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Account or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Mortgage Insurance Policies, any other Required Insurance Policy and the right to receive amounts, if any, payable on behalf of any Mortgagor from the Buy-Down Account relating to any Buy-Down Mortgage Loan. The Buy-Down Account shall not be part of the Trust Estate.

            Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

            Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

            Trustee Fee Rate: With respect to each Mortgage Loan, 0.0030% per annum.

            Underwriting Guidelines: The underwriting guidelines of Bank of America, N.A.

            U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate, and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

            Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

            (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

            (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

            (iii) subject to the provisos at the end of this paragraph, a duly executed Assignment of Mortgage to "Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-J, The Bank of New York, as trustee for the holders of the Certificates" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

            (iv) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon, if any;

            (v) the original or duplicate original mortgagee title insurance policy and all riders thereto;

            (vi) the original of any guarantee executed in connection with the Mortgage Note;

            (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

            (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

            (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (A)   The stock certificate;

                  (B)   The stock power executed in blank;

                  (C)   The executed proprietary lease;

                  (D)   The executed recognition agreement;

                  (E)   The executed assignment of recognition agreement;

                  (F) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G) Executed UCC-3 financing statements or other appropriate
            UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b). As set forth on Exhibit L attached hereto is a list of all states where recordation is required by either Rating Agency to obtain the initial ratings of the Certificates. The Trustee may rely and shall be protected in relying upon the information contained in such Exhibit L.

            If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or the Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicer shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (I) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which the Servicer has not received the information required to prepare such assignment in recordable form, the Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required in a state if either (i) the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan or (ii) the recordation of an Assignment of Mortgage in such state is not required by either Rating Agency in order to obtain the initial ratings on the Certificates on the Closing Date.

            In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the Servicer to deposit in the Servicer Custodial Account the portion of such payment that is required to be deposited in the Servicer Custodial Account pursuant to Section 3.08.

            Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

            Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the Servicer and the Depositor, or shall cause the Custodian to promptly so notify the Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in
Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

            With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

            The Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.04. Upon any such substitution and the deposit to the Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

            For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

            The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the Servicer's possession from time to time.

            It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

            The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

            Section 2.03 Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

            (i) The Servicer is a national banking association duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

            (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

            (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

            (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

            Section 2.04 Representations and Warranties of the Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

            (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

            (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

            (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

            (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

            (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

            (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

            (vii) The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

            (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

            (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

            (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

            (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

            (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

            (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

            (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

            (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

            (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

            (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

            (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 20 to 30-year adjustable rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

            (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

            (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
      (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

            (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

            (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

            (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

            (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

            (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature and no more than 0.19% of the Mortgage Loans (by Cut-Off Date Principal Balance) are Buy-Down Mortgage Loans.

            (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

            (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

            (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and
      (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

            (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

            (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

            (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

            (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

            (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

            (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

            (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

            (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

            (xxxviii) Each Mortgage Loan is a "qualified mortgage" within
      Section 860G(a)(3) of the Code.

            (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

            Upon discovery by either the Depositor, the Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this
Section 2.04 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

            Section 2.05 Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

            Section 2.06 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of Section 860G(a)(9) of the Code.

            Section 2.07 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the REMIC is October 25, 2032.

            Section 2.08 Execution and Delivery of Certificates. The Trustee has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

            Section 2.09 Repurchase of Converted Mortgage Loans. The Depositor shall repurchase from the Trust any Converted Mortgage Loan prior to the first Due Date for such Mortgage Loan following the Conversion Date. Any such repurchase shall be at the Repurchase Price. The Repurchase Price for any repurchased Converted Mortgage Loan shall be deposited by the Depositor in the Certificate Account and, upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Depositor, the Trustee shall release to the Depositor the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest in the Depositor legal and beneficial ownership of such Converted Mortgage Loan.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans, all in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. The Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans it services to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer.

            In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

            The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            Section 3.02 Subservicing; Enforcement of the Obligations of
Servicer.

            (a) The Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

            (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

            (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

            (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of the Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to Section 8.05.

            Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

            Section 3.03 Fidelity Bond; Errors and Omissions Insurance.

            The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

            Section 3.04 Access to Certain Documentation.

            The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section 3.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

            Section 3.05 Maintenance of Primary Mortgage Insurance Policy;
Claims.

            With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Mortgage Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the Trustee in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary Mortgage Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Mortgage Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

            In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 3.09(a), any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

            The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

            Section 3.06 Rights of the Depositor and the Trustee in Respect of the Servicer.

            The Depositor may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Servicer hereunder or otherwise.

            Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.07 Trustee to Act as Servicer.

            If the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of the Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

            The Servicer that is no longer the Servicer hereunder shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

            Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Account; and Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, the Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) The Servicer shall establish and maintain Servicer Custodial Account. The Servicer shall deposit or cause to be deposited into the Servicer Custodial Account, all on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by the Servicer in respect of the Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

            (i) all payments on account of principal of the Mortgage Loans, including Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans, net of the Servicing Fee;

            (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

            (iv) any amount required to be deposited by the Servicer pursuant to
      Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Servicer Custodial Account;

            (v) any amounts required to be deposited by the Servicer pursuant to
      Section 3.14;

            (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by the Servicer;

            (vii) Periodic Advances made by the Servicer pursuant to Section
      3.20 and any payments of Compensating Interest;

            (viii) any Buy-Down Funds required to be deposited pursuant to
      Section 3.23; and

            (ix) any other amounts required to be deposited hereunder.

            The foregoing requirements for deposits to the Servicer Custodial Account by the Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicer. If the Servicer shall deposit in the Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the Servicer Custodial Account to withdraw such amount from the Servicer Custodial Account, any provision herein to the contrary notwithstanding. The Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in the Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

            (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11(a)(viii);

            (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account; and

            (iii) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            If the Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a the Servicer.

            (d) Each institution at which the Servicer Custodial Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Servicer Custodial Account shall be for the benefit of the Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Servicer in the Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

            (e) The Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by the Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of the Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

            (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2002-J and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Mortgage Insurance Policy. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

            (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by the Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law,
(v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

            (c) With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

            Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

            The Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

            Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

            Section 3.11 Permitted Withdrawals from the Servicer Custodial Account and Certificate Account.

            (a) The Servicer may from time to time make withdrawals from the Servicer Custodial Account, for the following purposes:

            (i) to pay to the Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Servicer Custodial Account;

            (ii) to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

            (iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

            (iv) to reimburse the Servicer for Insured Expenses from the related Insurance Proceeds;

            (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Sections 2.02, 2.04 or 2.09, all amounts received thereon after the date of such purchase;

            (vi) to reimburse the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

            (vii) to withdraw any amount deposited in the Servicer Custodial Account and not required to be deposited therein;

            (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

            (ix) to clear and terminate the Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

            The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Servicer Custodial Account pursuant to clauses (i), (ii),
(iv) and (v). Prior to making any withdrawal from the Servicer Custodial Account pursuant to clause (iii), the Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

            (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

            (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

            (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

            (iii) to withdraw and return to the Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

            (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

            Section 3.12 Maintenance of Hazard Insurance.

            The Servicer shall cause to be maintained for each Mortgage Loan, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

            The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

            Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 3.12 and the amount paid under such blanket policy.

            Section 3.13 Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

            (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of the Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by the Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

            Section 3.14 Realization Upon Defaulted Mortgage Loans; REO
Property.

            (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

            The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

            With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the Servicer Custodial Account no later than the close of business on each Determination Date. The Servicer shall perform, with respect to the Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. The Servicer shall deliver copies of such reports to the Trustee.

            If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on the REMIC (as defined in Section 860F of the Code) or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

            The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

            The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Periodic Advances and to reimburse the Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 3.17.

            (b) The Servicer shall promptly notify the Depositor of any Mortgage Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if (a) in the Depositor's judgment, the default is not likely to be cured by the Mortgagor and (b) such Mortgage Loan is 180 days or more delinquent or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the Mortgage Loan Purchase Agreement the Seller requests the Depositor to repurchase and to sell to the Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Trustee the notification required by Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

            Section 3.15 Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall at the Servicer's direction execute and deliver to the Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by the Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Servicer Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

            The Trustee shall execute and deliver to the Servicer any powers of attorney and other documents prepared by the Servicer that are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of the Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

            Section 3.16 Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

            The Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Servicer Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.17 Servicing Compensation.

            The Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) and included in the Trust Estate to retain or withdraw from the Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

            Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the Servicer to the extent not required to be deposited in the Servicer Custodial Account pursuant to Section 3.08(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

            Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

            Section 3.18 Annual Statement as to Compliance.

            The Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2002 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

            Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

            The Servicer shall, at its own expense, on or before 90 days after the end of the Servicer's fiscal year, commencing with its 2002 fiscal year, cause a firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to the Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

            Section 3.20 Advances.

            The Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the Servicer Custodial Account that any portion of the Amount Held for Future Distribution in the Servicer Custodial Account has been used by the Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by the Servicer by deposit in the Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. The Servicer shall be entitled to be reimbursed from the Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. The Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by the Servicer on each Servicer Advance Date no later than the related Remittance Date.

            The Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by the Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

            Section 3.21 Modifications, Waivers, Amendments and Consents.

            (a) Subject to this Section 3.21, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

            (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

            (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

            (ii) in the Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

            (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such Mortgage Loan is 90 days or more past due or
(B) the Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of the Trust Estate and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a Mortgage Loan which in the Servicer's judgment is subject to imminent default.

            (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

            (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by the Servicer, which amount shall be retained by the Servicer as additional servicing compensation.

            (e) The Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee a copy thereof and
(ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

            Section 3.22 Reports to the Securities and Exchange Commission.

            (a) With respect to each Distribution Date, prior to the issuance of the related monthly statement to Certificateholders pursuant to Section 5.04(b) (each, a "Distribution Date Statement"), the Servicer shall confirm that it has received all distribution and/or servicing information required to be provided to the Servicer by any Subservicer for inclusion in the Servicer's Certificate on which such Distribution Date Statement is based. In the event that the Servicer determines that any such information has not been provided as required or is materially incorrect, the Servicer shall immediately notify the applicable Subservicer and the Trustee and use its reasonable best efforts to cause the Subservicer to provide or correct, as the case may be, such information in time to permit the Servicer to provide a corrected Servicer's Certificate to the Trustee and to enable the Trustee to distribute the Distribution Date Statement at the time required by Section 5.04(b). In order to enable the Servicer to comply with its obligations under this Section 3.22(a), the Trustee shall use its best commercial efforts to deliver a copy of each Distribution Date Statement to the Servicer not less than one (1) Business Day prior to the date on which the Distribution Date Statement is sent to Certificateholders.

            (b) Promptly upon receipt of the report of the independent public accountants required pursuant to Section 3.19, the Servicer shall review such report and shall deliver a copy of such report to the Depositor's certified public accountants and the Trustee. As part of the Form 10-K required to be filed pursuant to paragraph (c) of this Section, the Trustee shall include such accountants report and the Officer's Certificate regarding Servicer compliance required pursuant to Section 3.19.

            (c) The Trustee shall, on behalf of the Trust Fund, cause to be prepared and filed with the Securities and Exchange Commission (the "SEC") (i) on or prior to March 31 (or such earlier date as may then be required by SEC rules or regulations) of each year commencing in 2003, an annual report on Form 10-K (or its successor) for the preceding calendar year; (ii) within 15 days after each Distribution Date, a current report on Form 8-K (or its successor) (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates), containing as an exhibit the Distribution Date Statement relating to such Distribution Date; and (iii) any and all other reports, statements and information respecting the Trust which are required, or which the Depositor deems desirable, to be filed with the Securities and Exchange Commission pursuant to Sections 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended, each such report, statement and information to be filed on or prior to the required filing date for such report, statement or information. Upon the request of the Trustee, each of the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

            (d) The Servicer shall deliver to the Trustee on a timely basis to permit the Trustee to file it as an exhibit to each annual report on Form 10-K required to be file pursuant to paragraph (c) of this Section, the certification required under 302(a) of the Sarbanes-Oxley Act of 2002 (as amended from time to time) and any rules or regulations promulgated with respect thereto (collectively, the "Section 302 Requirements"). It is the parties' intent that compliance by the Servicer with the provisions of this Section 3.22 will constitute compliance with the review required by the Section 302 Requirements. In no event shall the provisions set forth in this Section 3.22 limit the ability of the Servicer (or the Trustee) to conduct additional procedures or investigations determined by it to be necessary or appropriate to comply with the Section 302 Requirements.

            (e) The obligations set forth in paragraphs (b) through (d) of this Section shall only apply with respect to periods for which the Trustee is obligated to file reports on Form 8-K or 10-K pursuant to paragraph (c) of this Section. In the event that, upon request of the Depositor, a Form 15D is properly filed pursuant to paragraph (c) of this Section, there shall be no further obligations under paragraphs (b) through (d) of this Section commencing with the fiscal year in which the Form 15D is filed (other than the obligations to be performed in such fiscal year that relate back to the prior fiscal year).

            Section 3.23 Buy-Down Account; Application of Buy-Down Funds.

            In addition to the Servicer Custodial Account, if any of the Mortgage Loans are Buy-Down Mortgage Loans, the Servicer shall establish and maintain a Buy-Down Account, which is not part of the Trust Estate, and shall deposit therein all Buy-Down Funds not later than the Business Day following the day of receipt and posting by the Servicer. The Servicer shall keep and maintain a separate account for each Buy-Down Mortgage Loan for the purpose of accounting for deposits to and withdrawals from the Buy-Down Account. The Servicer shall invest the funds in the Buy-Down Account in investments which are Eligible Investments. All income and gain realized from any such investment, to the extent not required by the applicable Buy-Down Agreements to be applied to pay interest on the related Buy-Down Mortgage Loans, shall be for the benefit of the Servicer. The amount of any losses incurred in respect of such investments shall be deposited in the Buy-Down Account by the Servicer out of its own funds immediately as realized.

            With respect to each Buy-Down Mortgage Loan, on the Business Day next following receipt of the Mortgagor's required monthly payment under the related Buy-Down Agreement, the Servicer shall withdraw from the Buy-Down Account and deposit in immediately available funds in the Servicer Custodial Account an amount which, when added to such Mortgagor's payment, will equal the full monthly payment due under the related Mortgage Note.

            Upon termination of a Buy-Down Agreement, no further Buy-Down Funds relating thereto shall be deposited into the Servicer Custodial Account, and the Servicer may withdraw the related Buy-Down Funds which remain in the Buy-Down Account and distribute such funds as provided by such Buy-Down Agreement.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

            Section 4.01 Servicer's Certificate.

            Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, the Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

            Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

            Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Certificate Account (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02.

            None of the Holders of any Class of Certificates, the Depositor, the Servicer or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

            Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

            Section 5.02 Priorities of Distributions.

            (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicer no later than the related Determination Date, and shall apply such funds from the Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

            (i) to each Class of Senior Certificates (other than the Class A-P Certificates until the Distribution Date in September 2007), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall;

            (ii) concurrently to the Class A Certificates (other than the Class A-P Certificates) and the Class A-P Certificates, pro rata, based on their respective Senior Principal Distribution Amount and Ratio Strip Principal Amount, (A) to the Class A Certificates (other than the Class A-P Certificates), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-P Certificates in an aggregate amount up to the Ratio Strip Principal Amount;

            (iii) to the Class A-P Certificates, any Ratio Strip Deferred Amount, up to the Subordinate Principal Distribution Amount for such Distribution Date from amounts otherwise distributable first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3 Certificates pursuant to clause (iv)(F) below, fifth to the Clause B-2 Certificates pursuant to clause (iv)(D) below and finally to the Class B-1 Certificates pursuant to clause (iv)(B) below;

            (iv) to each Class of Subordinate Certificates, subject to paragraph
      (d) below, in the following order of priority:

                  (A) to the Class B-1 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (B) to the Class B-1 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (C) to the Class B-2 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (D) to the Class B-2 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (E) to the Class B-3 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (F) to the Class B-3 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (G) to the Class B-4 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (H) to the Class B-4 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (I) to the Class B-5 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                  (J) to the Class B-5 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                  (K) to the Class B-6 Certificates, an amount allocable to
            interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                  (L) to the Class B-6 Certificates, an amount allocable to
            principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Ratio Strip Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

               (v)to the Holder of the Class A-R Certificate, any remaining Pool Distribution Amount.

            On any Distribution Date, amounts distributed in respect of Ratio Strip Deferred Amounts will not reduce the Class Certificate Balance of the Class A-P Certificates.

            All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

            (b) On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates (other than the Class A-P Certificates) pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed in the following order of priority:

            first, to the Class A-R Certificate, until its Class Certificate Balance has been reduced to zero; and

            second, concurrently, to the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, pro rata, until their Class Certificate Balances have been reduced to zero.

            On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates (other than the Class A-P Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

            (c) On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) on and after the Senior Credit Support Depletion Date, any Realized Loss allocable to interest and (C) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

            (d) Notwithstanding the priority and allocation contained in Section 5.02(a)(iv), (A) if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal in respect of clause (ii) of the Subordinate Principal Distribution Amount will be made to any Classes junior to such Class (the "Restricted Classes"), the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes; provided, however, if the aggregate Class Certificate Balances of the Subordinate Certificates that are not Restricted Classes are reduced to zero, then notwithstanding the above, any funds remaining will be distributed sequentially to the Restricted Classes in order of their respective numerical Class designations (beginning with the Class of Restricted Certificates then outstanding with the lowest numerical Class designation) and
(B) if with respect to any Class of Subordinate Certificates on any Distribution Date prior to the Distribution Date in October 2013, the Fractional Interest of such Class is less than twice its Original Fractional Interest and the Senior Prepayment Percentage for such Distribution Date is determined in accordance with clause (ii) or (iii) of the second sentence of the definition of "Senior Prepayment Percentage," the Classes of Subordinate Certificates that have higher numerical designations will receive in respect of clause (ii) of the Subordinate Principal Distribution Amount, an amount equal to the product of their Pro Rata Shares and the percentages set forth in the following table:

Distribution Date Occurring                           Percentage
-----------------------------------                   ----------
October 2002 through September 2009                       0%
October 2009 through September 2010                       30%
October 2010 through September 2011                       40%
October 2011 through September 2012                       60%
October 2012 through September 2013                       80%

Each Class of Subordinate Certificates that received its full Pro Rata Share will be allocated any remaining amount in respect of clause (ii) of the Subordinate Principal Distribution Amount, pro rata (based on the Class Certificate Balances of only those Subordinate Certificates that received a full Pro Rata Share).

            Section 5.03 Allocation of Losses.

            (a) On or prior to each Determination Date, the Servicer shall inform the Trustee in writing with respect to each Mortgage Loan: (1) whether any Realized Loss is a Deficient Valuation or a Debt Service Reduction, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses with respect to the related Distribution Date.

            The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

            (i) the applicable Ratio Strip Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan shall be allocated to the Class A-P Certificates until the Class Certificate Balance thereof is reduced to zero; and

            (ii) the applicable Non-Ratio Strip Percentage of the principal portion of any Realized Loss shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class A-P Certificates), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date, until the Class Certificate Balances thereof have been reduced to zero.

            (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Ratio Strip Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

            After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate (other than the Class Certificate Balance of the Class A-P Certificates) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (other than Class A-P Certificates) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for such Distribution Date and (ii) the Adjusted Pool Amount (Ratio Strip Portion) for such Distribution Date.

            Any such reduction shall be allocated among the Senior Certificates (other than the Class A-P Certificates) based on the Class Certificate Balances immediately prior to such Distribution Date.

            The Class Certificate Balance of the Class A-P Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class A-P Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (Ratio Strip Portion) for such Distribution Date.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

            (d) The calculation of the amount to be distributed as principal to any Class of Certificates with respect to a Distribution Date (the "Calculated Principal Distribution") shall be made prior to the allocation of any Realized Losses for such Distribution Date; provided, however, the actual payment of principal to the Classes of Certificates shall be made subsequent to the allocation of Realized Losses for such Distribution Date. In the event that after the allocation of Realized Losses for a Distribution Date, the Calculated Principal Distribution for a Class of Subordinate Certificates is greater than the Class Certificate Balance of such Class, the excess shall be distributed first, sequentially, to the Classes of Subordinate Certificates then outstanding (beginning with the Class of Subordinate Certificates than outstanding with the lowest numerical designation) until the respective Class Certificate Balance of each such Class is reduced to zero and then to the Class A Certificates in accordance with the priorities set forth in Section 5.02.

            (e) After the Senior Credit Support Depletion Date, on any Distribution Date on which the Class A-4 Loss Allocation Amount is greater than zero, the Class Certificate Balance of the Class A-4 Certificates will be reduced by the Class A-4 Loss Allocation Amount and, notwithstanding Section 5.03(a)(ii) and Section 5.03(b), the Class Certificate Balances of the Class A-3 Certificates will not be reduced by the Class A-4 Loss Allocation Amount. To the extent the sum of the Class A-3 Loss Amounts exceeds the Class A-4 Loss Allocation Amount, such difference will be allocated to the Class A-3 Certificates immediately prior to the related Distribution Date, until the Class Certificate Balance thereof has been reduced to zero.

            Section 5.04 Statements to Certificateholders.

            (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

            (i) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) the Pool Stated Principal Balance for the following Distribution Date;

            (vi) the Senior Percentage and the Subordinate Percentage for the following Distribution Date;

            (vii) the amount of the Servicing Fee paid to or retained by the Servicer with respect to such Distribution Date;

            (viii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

            (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days
      (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

            (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date; and

            (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month or any Ratio Strip Deferred Amounts for such Distribution Date.

            (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and the Servicer a statement setting forth the information set forth in Section 5.04(a).

            In the case of information furnished pursuant to clauses (i), (ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

            On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

            The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

            The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form
1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section
7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

            Section 5.05 Tax Returns and Reports to Certificateholders.

            (a) For federal income tax purposes, the REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

            (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

            (c) In the first federal income tax return of the REMIC for its short taxable year ending December 31, 2002, REMIC status shall be elected for such taxable year and all succeeding taxable years.

            (d) The Trustee will maintain or cause to be maintained such records relating to the REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the REMIC. By the acceptance of the Class A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the REMIC.

            Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and the Servicer shall act in accordance herewith to assure continuing treatment of the Trust Estate as a REMIC and avoid the imposition of tax on the REMIC. In particular:

            (a) The Trustee shall not create, or permit the creation of, any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Residual Certificate.

            (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicer shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in the REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

            (c) The Trustee shall not accept on behalf of the REMIC any fee or other compensation for services and neither the Trustee nor the Servicer shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

            (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.04, 2.09 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with
Article X.

            (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

            Neither the Servicer nor the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of the Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs (b), (c) and
(d); provided that the Servicer shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the REMIC and will not disqualify the Trust Estate from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.


                                   ARTICLE VI

                                THE CERTIFICATES

            Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-P, A-R, B-1, B-2, B-3, B-4, B-5, B-6 and C
(reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in
Section 2.01. The Senior Certificates (other than the Class A-P and Class A-R Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-P Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance. The Class A-R Certificate shall be in a minimum denomination of $100. The Senior Certificates (other than the Class A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and delivered to the Depository or, pursuant to the Depository's instructions on behalf of the Depository to, and deposited with, the Certificate Custodian, and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

            Section 6.02 Registration of Transfer and Exchange of Certificates.

            (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

            (c) (i) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            (ii) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            (iii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (C) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository (or by the Certificate Custodian, if it holds such Class on behalf of the Depository), accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

            (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or the Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and the Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and the Servicer of an Opinion of Counsel satisfactory to the Trustee and the Servicer as described above shall be void and of no effect.

            Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

            (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

            (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

            (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

            (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

            (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section
      6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this
      Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this
      Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

            (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and
      (6) of the Code, information needed to compute the tax imposed under
      Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause
      (vii) shall be reimbursable by the Trust.

            (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

            (g) [Reserved]

            (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

            Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicer, the Trustee, the Certificate Registrar or any agent of the Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICER

            Section 7.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicer herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

            Section 7.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

            Section 7.03 Limitation on Liability of the Depositor, the Servicer and Others. None of the Depositor, the Servicer or any of the directors, officers, employees or agents of the Depositor or of the Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither of the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Servicer Custodial Account as provided by Section 3.11.

            Section 7.04 Depositor and Servicer Not to Resign. Subject to the provisions of Section 7.02, neither the Depositor nor the Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor Servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

            Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

            (a) any failure by the Servicer to deposit amounts in the Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

            (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor, or to the Servicer, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

            (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (e) the failure of the Servicer to remit any Periodic Advance required to be remitted by the Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of the Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the Servicer, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to Section 8.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by the Servicer in the Servicer Custodial Account or thereafter received by the Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

            Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of the Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

            Section 8.04 Action upon Certain Failures of the Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of the Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to the Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

            Section 8.05 Trustee to Act; Appointment of Successor.

            (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to the Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that (i) any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

            (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of the Servicer shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by Bank of America, N.A., on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by Bank of America, N.A., and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to Bank of America, N.A., by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to Bank of America, N.A. under this Section 8.05(b).

            (c) Any successor, including the Trustee, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 3.03.

            Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to the Servicer pursuant to this
Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

            Section 9.01 Duties of Trustee.

            (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

            (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicer and which on their face, do not contradict the requirements of this Agreement;

            (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

            (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

            (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses (c), (d) and
      (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Servicer, the Depositor or any Certificateholder; and

            (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 9.02 Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 9.01:

            (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicer, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicer in respect of the Mortgage Loans or deposited into the Servicer Custodial Account, or any other account hereunder (other than the Certificate Account) by the Servicer.

            The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicer with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of the Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of the Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of the Servicer (other than if the Trustee shall assume the duties of the Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

            Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicer, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

            Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by S&P and Fitch or
(ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or the Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

            Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicer and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicer shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

            The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicer and the Trustee; the Servicer shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

            Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

            Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

            No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

            Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicer shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicer fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

            Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

            Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

            Section 9.11 Trustee's Fees and Expenses. The Trustee, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

            Section 9.12 Appointment of Custodian. The Trustee may at any time on or after the Closing Date, with the consent of the Depositor and the Servicer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a custodial agreement in a form acceptable to the Depositor and the Servicer. Subject to this Article IX, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

            Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

            Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicer; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicer, a successor Paying Agent, shall give written notice of such appointment to the Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

            Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

            Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

            Section 9.16 Suits for Enforcement. In case an Event of Default or other default by the Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

            Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

            Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.


                                    ARTICLE X

                                   TERMINATION

            Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (I) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the Ratio Strip Deferred Amount with respect to the Class A-P Certificates, and (II) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (I) above.

            If all of the Certificateholders do not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

            Section 10.02 Additional Termination Requirements.

            (a) If the Depositor exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

            (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

            (ii) the notice given by the Depositor or the Trustee pursuant to
      Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the REMIC.

            (b) By the acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions of this Agreement, any amendment to this Agreement or the related Prospectus Supplement, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect, (v) to reduce the percentage of the Cut-Off Date Pool Principal Balance at which the Depositor will have the option to purchase all the remaining Mortgage Loans in accordance with Section 10.01, provided that such reduction is considered necessary by the Depositor, as evidenced by an Officer's Certificate delivered to the Trustee, to preserve the treatment of the transfer of the Mortgage Loans to the Depositor by the Seller or to the Trust by the Depositor as sale for accounting purposes, and (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

            Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust Estate as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust Estate as a REMIC.

            Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

            Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 11.05 Notices. All demands, notices, instructions, directions, requests, and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee may be delivered by facsimile and shall be deemed effective upon receipt) to (a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: General Counsel and Chief Financial Officer, (b) in the case of the Servicer, Bank of America, N.A., 101 East Main Street, Suite 400, Louisville, Kentucky 40202, Attention: Servicing Manager, with a copy to:
Bank of America, N.A. 101 South Tryon Street, Charlotte, North Carolina 28255,
Attention: General Counsel and Chief Financial Officer, (c) in the case of the Trustee, 101 Barclay Street - 8 West, New York, New York 10286, Attention:
Corporate Trust - MBS Group (Fax: (212) 815-5309), (d) S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn: Mortgage Surveillance Group, and (e) in the case of Fitch, Fitch Ratings, One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

            Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to
Section 6.01 are and shall be deemed fully paid.

            Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

            If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

            Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

            IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                                    BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                       as Depositor


                                       By:
                                          --------------------------------------
                                          Name:   Judy Lowman
                                          Title:  Vice President


                                    BANK OF AMERICA, N.A.,
                                       as Servicer


                                       By:
                                          --------------------------------------
                                          Name:   Robert J. DeBenedet
                                          Title:  Senior Vice President


                                    THE BANK OF NEW YORK,
                                       as Trustee


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

STATE OF NEW YORK   )
                    )     ss.:
COUNTY OF NEW YORK  )
                    )


            On the 26th day of September, 2002, before me, a notary public in and for the State of New York, personally appeared _________________, known to me who, being by me duly sworn, did depose and say that s/he is a ________________ of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA   )
                 .        )    ss.:
COUNTY OF MECKLENBURG     )
                          )

            On the 26th day of September, 2002, before me, a notary public in and for the State of North Carolina, personally appeared Judy Lowman, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA   )
                          )     ss.:
COUNTY OF MECKLENBURG     )
                          )

            On the 26th day of September, 2002, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. DeBenedet, known to me who, being by me duly sworn, did depose and say that he is the Senior Vice President of Bank of America, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of such corporation.



                                       ---------------------------------------
                                                    Notary Public

[Notarial Seal]

My commission expires ____________.

                                   EXHIBIT A-1

                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class A-1

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 September 1, 2002

First Distribution Date:      October 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $137,678,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H VJ 4

ISIN No.:                     US06050HVJ49

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue at the rate of 2.995% per annum. For each Distribution Date after the Distribution Date in March 2006 and prior to the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the Adjusted Net WAC of the Mortgage Loans minus 1.417231%. For each Distribution Date occurring on and after the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                  *     *     *

                                   EXHIBIT A-2

                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class A-2

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 September 1, 2002

First Distribution Date:      October 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $341,000,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H VK 1

ISIN No.:                     US06050HVK12

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue at the rate of 4.879% per annum. For each Distribution Date after the Distribution Date in March 2006 and prior to the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the Adjusted Net WAC of the Mortgage Loans plus 0.466769%. For each Distribution Date occurring on and after the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                  *     *     *

                                   EXHIBIT A-3

                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class A-3

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 September 1, 2002

First Distribution Date:      October 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $75,000,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H VL 9

ISIN No.:                     US06050HVL94

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue at the rate of 4.879% per annum. For each Distribution Date after the Distribution Date in March 2006 and prior to the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the Adjusted Net WAC of the Mortgage Loans plus 0.466769%. For each Distribution Date occurring on and after the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                  *     *     *

                                   EXHIBIT A-4

                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

AFTER THE SENIOR CREDIT SUPPORT DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS A-3 CERTIFICATES WILL BE BORNE BY THE CLASS A-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class A-4

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 September 1, 2002

First Distribution Date:      October 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,025,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H VM 7

ISIN No.:                     US06050HVM77

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue at the rate of 4.879% per annum. For each Distribution Date after the Distribution Date in March 2006 and prior to the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the Adjusted Net WAC of the Mortgage Loans plus 0.466769%. For each Distribution Date occurring on and after the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                  *     *     *

                                   EXHIBIT A-P

                     [FORM OF FACE OF CLASS A-P CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class A-P

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class A-P

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 September 1, 2002

First Distribution Date:      October 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $358,269.00

Pass-Through Rate:            Principal Only/Variable

CUSIP No.:                    06050H VN 5

ISIN No.:                     US06050HVN50

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-P Certificate represents the right to receive principal only prior to and including the Distribution Date in August 2007. After the August 2007 Distribution Date, interest will accrue at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                  *     *     *

                                   EXHIBIT A-R

                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS CLASS A-R CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

                  Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 September 1, 2002

First Distribution Date:      October 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $100.00

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H VP 0

ISIN No.:                     US06050HVP09

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue at the rate of 4.412231% per annum. For each Distribution Date after the Distribution Date in March 2006 and prior to the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the Adjusted Net WAC of the Mortgage Loans. For each Distribution Date occurring on and after the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Any distribution of the proceeds of any remaining assets of the Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Class A-R Certificate to such proposed transferee shall be effected; (v) this Class A-R Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Class A-R Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (or any successor thereto) or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Class A-R Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                  *     *     *

                                   EXHIBIT B-1

                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class B-1

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 September 1, 2002

First Distribution Date:      October 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $7,144,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H VQ 8

ISIN No.:                     US06050HVQ81

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue at the rate of 4.412231% per annum. For each Distribution Date after the Distribution Date in March 2006 and prior to the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the Adjusted Net WAC of the Mortgage Loans. For each Distribution Date occurring on and after the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                  *     *     *

                                   EXHIBIT B-2

                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class B-2

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 September 1, 2002

First Distribution Date:      October 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,143,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H VR 6

ISIN No.:                     US06050HVR64

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue at the rate of 4.412231% per annum. For each Distribution Date after the Distribution Date in March 2006 and prior to the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the Adjusted Net WAC of the Mortgage Loans. For each Distribution Date occurring on and after the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                  *     *     *

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class B-3

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 September 1, 2002

First Distribution Date:      October 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,286,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H VS 4

ISIN No.:                     US06050HVS48

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue at the rate of 4.412231% per annum. For each Distribution Date after the Distribution Date in March 2006 and prior to the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the Adjusted Net WAC of the Mortgage Loans. For each Distribution Date occurring on and after the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                  *     *     *

                                   EXHIBIT B-4

                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class B-4

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 September 1, 2002

First Distribution Date:      October 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $857,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H VT 2

ISIN No:                      US06050HVT21

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue at the rate of 4.412231% per annum. For each Distribution Date after the Distribution Date in March 2006 and prior to the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the Adjusted Net WAC of the Mortgage Loans. For each Distribution Date occurring on and after the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                  *     *     *

                                   EXHIBIT B-5

                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class B-5

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 September 1, 2002

First Distribution Date:      October 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $858,000.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H VU 9

ISIN No.:                     US06050HVU93

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue at the rate of 4.412231% per annum. For each Distribution Date after the Distribution Date in March 2006 and prior to the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the Adjusted Net WAC of the Mortgage Loans. For each Distribution Date occurring on and after the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                  *     *     *

                                   EXHIBIT B-6

                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                Mortgage Pass-Through Certificates, Series 2002-J
                                    Class B-6

evidencing an interest in a Trust consisting primarily of a pool of adjustable-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

             Bank of America Mortgage Securities, Inc., as Depositor

Certificate No.:

Cut-Off Date:                 September 1, 2002

First Distribution Date:      October 25, 2002

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,143,075.00

Pass-Through Rate:            Variable

CUSIP No.:                    06050H VV 7

ISIN No.:                     US06050HVV76

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated September 26, 2002 (the "Pooling and Servicing Agreement"), among the Depositor, Bank of America, N.A., as servicer (the "Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      For each Distribution Date occurring prior to and including the Distribution Date in March 2006, interest will accrue at the rate of 4.412231% per annum. For each Distribution Date after the Distribution Date in March 2006 and prior to the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the Adjusted Net WAC of the Mortgage Loans. For each Distribution Date occurring on and after the Distribution Date in September 2007, interest will accrue at a per annum rate equal to the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans (based on the Stated Principal Balances of the Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date).

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                                  *     *     *

                                    EXHIBIT C

                      [FORM OF REVERSE OF ALL CERTIFICATES]

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicer, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicer, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. The 10% may be reduced by an amendment to the Pooling and Servicing Agreement without Certificateholder consent under certain conditions set forth in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date thereof.

      Any term used herein that is defined in the Pooling and Servicing Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                    THE BANK OF NEW YORK,
                                      as Trustee

                                    By
                                        --------------------------------------
                                          Authorized Signatory






                          CERTIFICATE OF AUTHENTICATION

      This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                      as Trustee

                                    By
                                        --------------------------------------
                                          Authorized Signatory

                                   ASSIGNMENT
                                   ----------

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:
                                    ____________________________________________
                                    Signature by or on behalf of assignor






                            DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________ for the
account of ___________________, account number _________________________, or, if mailed by check, to ___________________________________________________________.
Applicable statements should be mailed to _____________________________________.

      This information is provided by _______________, the assignee named above, or , as its agent.

                                    EXHIBIT D

                             MORTGAGE LOAN SCHEDULE

[BANK OF AMERICA LOGO]

BOAMS 2002-J
5/1 LIBOR
MORTGAGE SCHEDULE

Loan Count:                          1127
Scheduled PB
    as of 9/1/02:          571,492,445.76
Unpaid PB W/A:                 507,091.79
W/A Interest Rate:                  5.522
W/A Remaining Term:                   357

   LOAN                              ZIP      PROPERTY                        LOAN              DOC       ORIGINAL  NOTE   ORIGINAL
  NUMBER         BORROWER    STATE  CODE       TYPE         OCCUPANCY       PURPOSE            TYPE         LTV     RATE      PB
-----------------------------------------------------------------------------------------------------------------------------------
6000111689   JIANG             CA   94080   Single Family    Primary       Refinance          Reduced      63.91   5.375    447,400
6000169885   SPROLES           CA   90069   Single Family    Primary   Cash-out Refinance    Standard      44.28   5.625    775,000
6000241957   WESTPHAL          CA   94556   Single Family    Primary       Refinance          Reduced      38.07   5.500    495,000
6000448735   SHAMES            CA   94705   Single Family    Primary       Refinance          Reduced      42.42   5.625    700,000
6001176608   WINSLOW           CA   94901   Single Family    Primary   Cash-out Refinance      Rapid       62.50   5.625    500,000
6001576724   PESTERFIELD       CA   94526   Single Family    Primary       Refinance          Reduced      70.96   5.500    567,750
6003367171   RAMASWAMI         CA   95070   Single Family    Primary       Refinance           Rapid       60.78   5.500    486,000
6005526683   YEAGER            CA   92692        PUD         Primary   Cash-out Refinance      Rapid       74.50   5.750    380,000
6005890782   MCCARRON          CA   95608        PUD         Primary       Refinance           Rapid       79.32   5.375    468,000
6006170739   MARTINEZ          TX   77382        PUD         Primary        Purchase          Reduced      45.61   4.625    335,000
6006856386   BASECKI           CA   95125   Single Family    Primary   Cash-out Refinance     Reduced      75.00   5.375    562,500
6009087369   DOUGLASS          NC   27605   Single Family    Primary       Refinance          Reduced      79.70   5.625    381,000
6009716520   RAYGADA           CA   94086   Single Family    Primary        Purchase         Standard      95.00   5.500    380,000
6009787364   OLDHAM            CA   94010   Single Family    Primary        Purchase         Standard      80.00   5.875    800,000
6011363105   DZIADZIO          MA   02421   Single Family    Primary       Refinance           Rapid       74.51   5.625    652,000
6011563340   JACOBS            NC   28173        PUD         Primary        Purchase          Reduced      54.68   4.625    350,000
6012259740   HOOPER            MO   63005        PUD         Primary        Purchase          Reduced      78.43   5.375    400,000
6012984263   ROHDE             CA   94941   Single Family    Primary   Cash-out Refinance    Standard      55.24   5.500    500,000
6013685687   SANDBERG          CA   90064   Single Family    Primary        Purchase         Standard      80.00   5.875    561,600
6015901793   ZINN              FL   32127   Single Family   Secondary      Refinance         Standard      50.80   5.875    635,000
6016057124   COBB              TN   37122   Single Family    Primary        Purchase          Reduced      66.66   5.750    400,000
6016066950   SILVA             CT   06897   Single Family    Primary       Refinance           Rapid       76.27   5.750    450,000
6017383537   BRICKMAN          NJ   07052   Single Family    Primary        Purchase          Reduced      75.47   4.750    400,000
6017720571   LONG              CA   94558   Single Family    Primary        Purchase           Rapid       80.00   5.375    396,000
6018072949   ROSE              NC   28401    Condominium     Primary   Cash-out Refinance      Rapid       78.17   5.500    363,500
6019084844   DRZAIC            CA   95037        PUD         Primary       Refinance           Rapid       79.42   5.500    556,000
6020982994   DONNER            CA   94061   Single Family    Primary       Refinance           Rapid       62.97   5.500    483,000
6021268864   HUBRICH           CA   95125        PUD         Primary        Purchase           Rapid       80.00   5.250    414,400
6021896862   SAVIERS           CA   94103  High-Rise Condo   Primary        Purchase           Rapid       42.55   5.625  1,000,000
6021994881   MANKOWITZ         FL   33050   Single Family    Primary   Cash-out Refinance    Standard      37.50   5.875    750,000
6022624578   ATKIN             IL   60022   Single Family    Primary       Refinance           Rapid       52.70   5.500    448,000
6024306547   BISHOP            CA   95120   Single Family    Primary       Refinance           Rapid       77.89   6.375    592,000
6024354042   DE  KLEER         CA   94024   Single Family    Primary       Refinance          Reduced      56.34   5.375    648,000
6024714401   KETTEMAN          FL   33957        PUD         Primary        Purchase         Standard      48.78   5.625    500,000
6025461010   PLACOURAKIS       CA   94502        PUD         Primary        Purchase           Rapid       77.98   5.500    425,000
6026621182   BOYSAN            CA   94404    Condominium     Primary       Refinance          Reduced      63.06   5.750    473,000
6027067385   MYERS III         CA   92782        PUD         Primary       Refinance         Standard      58.90   5.500    647,958
6027210290   SACHDEVA          CA   94583        PUD         Primary       Refinance           Rapid       79.14   5.500    334,000
6030122797   DONG              CA   92835        PUD         Primary       Refinance          Reduced      66.72   5.125    399,000
6031044388   HALVORSEN         IL   60020   Single Family    Primary       Refinance           Rapid       62.54   5.500    344,000
6031340273   WINTERS           CA   92014   Single Family    Primary       Refinance          Reduced      64.33   5.250    386,000
6032491935   ADDIEGO           CA   95762        PUD        Secondary      Refinance         Standard      65.37   5.500    493,597
6032606995   AINSWORTH         CA   95066   Single Family    Primary       Refinance          Reduced      66.58   5.500    566,000
6032719806   NEFF              CA   95138   Single Family    Primary       Refinance          Reduced      67.57   5.750    354,760
6036764725   DENOEWER          CA   92210   Single Family    Primary   Cash-out Refinance      Rapid       62.73   5.500    500,000
6037169916   SHAH              MA   01742    Condominium     Primary       Refinance           Rapid       70.00   5.500    700,000
6037325211   HITE              CA   92677        PUD         Primary       Refinance           Rapid       73.43   5.125    564,000
6038460512   JEWELL            CA   94566   Single Family    Primary   Cash-out Refinance    Standard      69.92   5.750    472,000
6038475965   ROTHMAN           CA   92037    Condominium    Secondary      Refinance           Rapid       68.91   5.500    827,000
6040542174   TU                CA   95014   Single Family    Primary   Cash-out Refinance      Rapid       34.19   5.375    530,000
6041326411   CORNEIL           WA   98023   Single Family    Primary        Purchase         Standard      80.00   4.375    326,400
6041672632   O'BRIEN           MD   21042        PUD         Primary        Purchase          Reduced      80.00   4.750    348,000
6043478590   HAMMARSKJOLD      FL   34145   Single Family    Primary       Refinance          Reduced      41.66   5.250    750,000
6046327778   MERWIN            CA   94002   Single Family    Primary       Refinance           Rapid       80.00   6.000    440,000
6046344211   VO                CA   95123   Single Family    Primary        Purchase          Reduced      80.00   4.750    340,000
6046474489   DIVANE            IL   60646   Single Family    Primary   Cash-out Refinance      Rapid       66.66   5.750    350,000
6047922429   VIEWEG            CA   90275   Single Family    Primary   Cash-out Refinance     Reduced      59.92   5.500    383,500
6051144829   BROHOLM           CA   94040    Condominium     Primary       Refinance           Rapid       80.00   6.375    508,000
6051862826   GOLDABER          CA   94024   Single Family    Primary       Refinance      All Ready Home   50.92   5.625    662,000
6053401375   GAGE              CA   94010   Single Family    Primary       Refinance          Reduced      61.25   5.375    536,000
6053597404   FISHER            CA   92260   Single Family    Primary   Cash-out Refinance      Rapid       62.02   5.375    325,000
6054118853   SCHREINER         CA   92264        PUD         Primary        Purchase          Reduced      43.39   5.875    460,000
6055710997   HANKS             CA   94588   Single Family    Primary       Refinance           Rapid       63.58   5.625    330,000
6056599381   JEWELL            CA   95010   Single Family   Secondary  Cash-out Refinance      Rapid       70.00   5.750    350,000
6057199405   DATA              CA   92625        PUD         Primary   Cash-out Refinance    Standard      53.57   5.625    750,000
6057360536   WIESE             CA   95683        PUD         Primary   Cash-out Refinance    Standard      57.41   5.000    356,000
6058350635   BOLES             OR   97201   Single Family    Primary        Purchase          Reduced      78.07   6.000    352,500
6060802151   ROSS              NC   27455   Single Family    Primary        Purchase          Reduced      80.00   4.750    316,800
6061300858   SMITH             FL   34145  High-Rise Condo  Secondary      Refinance      All Ready Home   67.42   6.000    674,250
6061762149   CHAN              CA   94010   Single Family    Primary       Refinance         Standard      24.24   4.625    600,000
6063806589   SCHUH             GA   30290        PUD         Primary       Refinance           Rapid       80.00   5.125    340,000
6064086579   LARSONNEUR        CA   92253   Single Family    Primary       Refinance          Reduced      38.63   5.750    425,000
6064483594   RAJU              VA   22031        PUD         Primary       Refinance          Reduced      72.83   5.625    311,000
6070153975   RUTTEN            DC   20002   Single Family    Primary        Purchase          Reduced      80.00   5.625    448,800
6070186256   POWELL            CA   90266        PUD         Primary   Cash-out Refinance     Reduced      51.38   5.500    370,000
6071001546   YAMIN             CA   90077    Condominium     Primary       Refinance           Rapid       68.37   5.250    547,000
6071630849   RICHARDSON        CA   95030   Single Family    Primary       Refinance         Standard      58.82   5.500  1,000,000
6073680487   GOUDGE            WA   98390   Single Family    Primary        Purchase         Standard      80.00   4.750    376,000
6073815869   GLOBIG II         PA   19067   Single Family    Primary        Purchase          Reduced      90.00   5.500    315,900
6073943703   ANTONOW           IL   60614    Two Family      Primary       Refinance           Rapid       68.25   5.875    407,500
6074540037   DAVIS             DE   19803   Single Family    Primary       Refinance           Rapid       57.90   5.375    318,500
6075758158   BHALLA            CA   94002   Single Family    Primary        Purchase           Rapid       59.11   5.625    402,000
6075874336   MANTH             CA   90274   Single Family    Primary        Purchase           Rapid       62.27   5.375    850,000
6075983731   IMBER             CA   94062    Condominium     Primary        Purchase           Rapid       80.00   5.875    471,200
6077530753   FLORES            CA   92663   Single Family    Primary   Cash-out Refinance      Rapid       47.29   5.500    350,000
6078923213   SHAW-RICE         TX   77077   Single Family    Primary       Refinance         Standard      75.47   5.625    377,374
6079548423   SANNER            CA   92612        PUD         Primary   Cash-out Refinance      Rapid       65.57   5.625    400,000
6081196468   KENNEDY           CA   95687   Single Family    Primary       Refinance         Standard      79.28   5.750    333,000
6082352672   GINZBURG          CA   95051   Single Family    Primary       Refinance          Reduced      75.86   5.750    440,000
6083595196   FITZPATRICK       CA   94708   Single Family    Primary        Purchase           Rapid       80.00   4.875    468,000
6085409305   NGUYEN            CA   95135   Single Family    Primary        Purchase         Standard      79.99   6.000    693,750
6086388110   OOSTING           ID   83340   Single Family    Primary       Refinance          Reduced      18.59   5.500    609,000
6086520431   BROWN             IL   60558   Single Family    Primary       Refinance           Rapid       66.62   5.625    503,000
6087545429   SPANIER           CA   94583        PUD         Primary        Purchase           Rapid       80.00   5.750    563,200
6087657208   CHUNG             WA   98004   Single Family    Primary       Refinance         Standard      59.32   5.750    350,000
6088707606   MANISCALCO        IL   60093   Single Family    Primary       Refinance           Rapid       53.08   5.750    560,000
6089339342   MARREN            CA   92067        PUD         Primary       Refinance           Rapid       44.44   5.125  1,000,000
6090846483   TRIANA            TX   75287   Single Family    Primary       Refinance          Reduced      63.59   5.250    492,896
6091274966   SAUCIER           GA   31406        PUD         Primary        Purchase          Reduced      80.00   5.125    319,920
6091731148   LIN               CA   94539   Single Family    Primary       Refinance           Rapid       67.61   5.500    382,000
6091991692   MORIMOTO          CA   94507   Single Family    Primary       Refinance         Standard      39.79   5.375    577,000
6092394581   SPARACINO         CA   95125   Single Family    Primary       Refinance          Reduced      67.95   5.750    445,100
6093872254   FUSARO            MA   01748   Single Family    Primary       Refinance         Standard      52.47   5.750    350,000
6095022551   CHU               CA   91320        PUD         Primary        Purchase          Reduced      65.29   4.375    332,920
6099734565   BRUCE             CA   95050   Single Family    Primary   Cash-out Refinance      Rapid       73.03   5.500    409,000
6099767508   WILLIAMS          CA   92673        PUD         Primary        Purchase           Rapid       79.98   5.500    583,100
6103177611   MINK              CA   94945        PUD         Primary        Purchase           Rapid       80.00   5.500    536,000
6103262447   SEJPAL            CA   90274   Single Family    Primary       Refinance         Standard      55.82   5.500    949,000
6104467169   DEL CASTILLO      CA   92083        PUD         Primary        Purchase           Rapid       79.98   5.250    367,950
6104736845   MARGULIES         CA   94022   Single Family    Primary       Refinance          Reduced      31.54   5.625    560,000
6105323718   COLWELL           CA   92131        PUD         Primary       Refinance         Standard      67.97   5.625    675,000
6106508739   BUSCEMI           IL   60048   Single Family    Primary   Cash-out Refinance      Rapid       66.66   5.375    450,000
6107589811   NORRIS            NV   89014        PUD         Primary        Purchase         Standard      80.00   6.000    548,000
6108402071   BARRETT           NC   27310        PUD         Primary        Purchase          Reduced      80.00   4.625    320,000
6109564093   BRIGMAN           CA   95138   Single Family    Primary       Refinance          Reduced      41.95   4.750    730,000
6111218241   MONAHAN           VA   22314  High-Rise Condo   Primary        Purchase          Reduced      80.00   4.875    376,000
6111769128   FERREIRA          CA   94611   Single Family    Primary        Purchase         Standard      80.00   5.875    456,000
6111991151   SHAMSAVARI        CA   94949   Single Family    Primary       Refinance          Reduced      68.26   5.375    570,000
6112316374   CAIN              CA   94583        PUD         Primary        Purchase           Rapid       79.99   5.250    473,200
6112693988   JONES             CA   94550   Single Family    Primary   Cash-out Refinance     Reduced      69.22   5.500    311,500
6116057040   SINGH             CA   95020   Single Family    Primary       Refinance           Rapid       77.59   5.375    419,000
6116344695   GALAT             CA   94595   Single Family    Primary       Refinance          Reduced      65.28   5.625    457,000
6119322573   PATTERSON         CA   94118    Condominium     Primary   Cash-out Refinance    Standard      30.03   6.500    871,000
6119478953   ROBINSON          CA   94114    Condominium     Primary       Refinance         Standard      79.37   5.875    508,000
6120239436   MAIORANO          CA   92625        PUD         Primary        Purchase           Rapid       80.00   5.250    608,000
6120996944   SPINALE           CA   94065   Single Family    Primary   Cash-out Refinance     Reduced      47.74   5.625    370,000
6122547372   HONEYMAN          CA   94131    Two Family      Primary       Refinance         Standard      66.44   5.250    588,000
6122722389   SELINE            VA   22305   Single Family    Primary   Cash-out Refinance    Standard      70.00   5.500    455,000
6123277086   MOTT              OH   44286        PUD         Primary        Purchase          Reduced      80.00   5.250    672,000
6123619261   SELBY             CA   94301   Single Family    Primary       Refinance          Reduced      21.94   5.250    587,000
6123975994   DESMET            CA   94801   Single Family    Primary       Refinance      All Ready Home   29.48   5.750    317,000
6124224285   NANEVICZ          CA   94306   Single Family    Primary       Refinance          Reduced      59.42   5.500    520,000
6124343986   CORSAR            CA   90005   Single Family    Primary   Cash-out Refinance    Standard      80.00   6.000    480,000
6124384139   DOUGLASS          FL   32082   Single Family    Primary        Purchase          Reduced      90.00   5.625    508,500
6125264751   LAWSON            CA   93111   Single Family    Primary   Cash-out Refinance     Reduced      68.18   5.500    375,000
6127220801   THATCHER          CA   95120        PUD         Primary        Purchase           Rapid       80.00   5.125    576,000
6129253768   GRANDFIELD        CA   92614    Condominium     Primary       Refinance           Rapid       79.61   5.500    410,000
6129494750   MARTIN            CA   94123    Condominium     Primary       Refinance          Reduced      40.04   5.125    390,400
6130245431   YUAN              CA   95129   Single Family    Primary       Refinance           Rapid       66.37   5.250    385,000
6130627349   LIPMAN            CA   94550   Single Family    Primary        Purchase           Rapid       77.82   5.500    749,950
6131113794   SKULSKI           IN   46260   Single Family    Primary        Purchase           Rapid       80.00   5.750    520,000
6132078822   BACHMEIER         IL   60068   Single Family    Primary       Refinance         Standard      55.37   5.750    443,000
6133837317   SONG              CA   95148   Single Family    Primary   Cash-out Refinance      Rapid       54.05   5.250    500,000
6134112702   HARMAN            CA   94566   Single Family    Primary        Purchase          Reduced      80.00   5.500    498,000
6135768403   JENAB             CA   94022   Single Family    Primary       Refinance         Standard      22.10   5.500    630,000
6139402058   BEVILACQUA        CA   91302   Single Family    Primary       Refinance          Reduced      30.12   5.625    376,500
6139940065   CIARLEGLIO        CA   92024        PUD         Primary       Refinance           Rapid       54.19   5.375    840,000
6140056182   FINKELSTEIN       CA   94901   Single Family    Primary       Refinance          Reduced      46.66   5.750    560,000
6141056686   BACON             CA   92130        PUD         Primary        Purchase           Rapid       80.00   5.375    592,000
6141479417   BRADY             GA   30305   Single Family    Primary       Refinance          Reduced      80.00   5.875    508,000
6141484797   VICTOR            WA   98006   Single Family    Primary       Refinance           Rapid       74.04   5.250    870,000
6143187984   VALIANI           IL   60622   Single Family    Primary   Cash-out Refinance      Rapid       54.63   5.625    430,000
6143543632   DOUGHTON          TN   38017   Single Family    Primary       Refinance          Reduced      68.59   5.375    391,000
6143661046   NEUSTAEDTER       MO   64112   Single Family    Primary        Purchase           Rapid       75.00   5.500    787,500
6145687650   GARAY             CA   90254   Single Family    Primary       Refinance           Rapid       80.00   5.500    439,200
6146008211   LIU               CA   95070   Single Family    Primary       Refinance         Standard      38.00   5.625    665,000
6146847022   WALLS             WA   98118   Single Family    Primary       Refinance         Standard      60.21   5.750    560,000
6148025072   STERLING          CA   94107   Single Family    Primary       Refinance         Standard      68.40   5.625    718,200
6150618517   DUNLAP            CA   90254    Condominium     Primary       Refinance           Rapid       76.53   6.125    750,000
6152030992   PUGNALE           CA   90266   Single Family    Primary       Refinance           Rapid       80.00   5.500    680,000
6152095151   PAREKH            CA   94539   Single Family    Primary       Refinance           Rapid       63.87   5.750    990,000
6152252091   KASZYNSKI         GA   30307   Single Family    Primary        Purchase          Reduced      56.09   5.750    345,000
6153871063   CHEN              MD   21030   Single Family    Primary       Refinance          Reduced      31.48   5.750    425,000
6154246042   ADLER             CA   91361        PUD         Primary   Cash-out Refinance    Standard      69.93   5.875    500,000
6156347277   LOW               CA   94127   Single Family    Primary        Purchase           Rapid       80.00   5.750    529,600
6156404086   KINNEY            MT   59901   Single Family    Primary       Refinance           Rapid       76.54   5.875    509,000
6156473636   PHAM-BARNES       IL   60622    Condominium     Primary       Refinance           Rapid       89.60   5.500    336,000
6157452795   HALFERTY          CA   90293   Single Family    Primary       Refinance         Standard      64.80   5.875    418,000
6161683211   KEARN             CA   94117   Single Family    Primary       Refinance         Standard      44.67   5.625    650,000
6161720286   LUTERMAN          CA   91367   Single Family    Primary       Refinance           Rapid       75.13   5.625    695,000
6162201039   SCHNEIDER         WI   53125   Single Family    Primary       Refinance           Rapid       67.38   5.875    438,000
6165332245   MULLIGAN          CA   94010   Single Family    Primary       Refinance          Reduced      54.30   5.375    543,000
6165879310   THOMPSON          CA   94588        PUD         Primary        Purchase          Reduced      62.77   5.125    379,500
6166174653   LEUTENEKER        CA   94549   Single Family    Primary        Purchase           Rapid       80.00   5.500    476,800
6166413119   WELLBERY          CA   94583   Single Family    Primary        Purchase         Standard      80.00   6.000    388,000
6166810744   KAIL              CO   80104        PUD         Primary   Cash-out Refinance      Rapid       69.48   5.625    617,000
6167812210   MIGNOGNA          CA   92672   Single Family    Primary       Refinance          Reduced      57.14   5.625    600,000
6169413751   WIPFLER           CA   93953   Single Family   Secondary      Refinance      All Ready Home   69.41   5.500    590,000
6169459440   CUSHMAN           CA   91423   Single Family    Primary        Purchase           Rapid       80.00   5.250    388,000
6172464585   ELROD             CO   80124        PUD         Primary       Refinance      All Ready Home   73.93   5.750    732,000
6172678283   BUCH              CA   94591   Single Family    Primary        Purchase           Rapid       79.44   5.625    464,000
6174051240   MAYETTE           NJ   07760        PUD         Primary        Purchase          Reduced      76.14   5.250    415,000
6174235884   TAYLOR            GA   30305   Single Family    Primary       Refinance           Rapid       62.25   5.500    498,000
6176292552   KIM               CA   94536        PUD         Primary       Refinance         Standard      78.33   4.875    376,000
6179080517   GREENBERG         IL   60035   Single Family    Primary       Refinance           Rapid       55.22   5.750    497,000
6179157174   KURTZ             CA   90274   Single Family    Primary       Refinance           Rapid       26.69   5.000    347,000
6179522120   WEISBEIN          CA   90266   Single Family    Primary       Refinance           Rapid       78.12   5.500    750,000
6180155837   ANICICH           CA   94507        PUD         Primary       Refinance      All Ready Home   69.76   5.750    750,000
6181573335   GEBBIE            CA   95050   Single Family    Primary       Refinance           Rapid       60.68   5.375    440,000
6183461828   GALITZ            CA   93063        PUD         Primary        Purchase           Rapid       80.00   5.875    496,000
6183557435   STEVENS           CA   94609   Single Family    Primary       Refinance          Reduced      66.95   5.875    462,000
6185145338   FRIEDMAN          IL   60657   Single Family    Primary        Purchase         Standard      55.41   5.375    700,000
6185212492   KLAUSNER          VA   22207   Single Family    Primary       Refinance          Reduced      45.18   5.375    610,000
6185277834   CAIRNEY           CA   95404   Single Family    Primary       Refinance         Standard      55.74   6.000    432,000
6187374076   TSADYK            NY   11432   Single Family    Primary        Purchase           Rapid       75.00   5.250    513,750
6188392952   BOUNASSI          FL   32963   Single Family    Primary       Refinance          Reduced      34.30   5.250    343,000
6188693995   AHLBERG           CA   94507   Single Family    Primary       Refinance      All Ready Home   41.57   5.500    395,000
6188798331   BRUNETTI          CA   94550   Single Family    Primary        Purchase          Reduced      80.00   5.875    316,800
6189358507   MARTINEZ          CA   92069   Single Family    Primary       Refinance           Rapid       82.74   5.750    335,122
6189845396   SAUTER            CA   90210   Single Family    Primary       Refinance           Rapid       54.54   5.500    600,000
6189944595   NGUYEN            CA   95132   Single Family    Primary        Purchase           Rapid       79.86   5.500    456,800
6190726684   DENTICE           CA   92677        PUD         Primary        Purchase         Standard      80.00   4.875    505,600
6190820321   STORDAHL          AZ   85020        PUD         Primary       Refinance          Reduced      74.59   5.375    455,000
6191144226   CALENTINO         CA   92677        PUD         Primary       Refinance           Rapid       45.88   5.250    390,000
6191261624   HENLEY            MD   21042        PUD         Primary        Purchase           Rapid       80.00   4.875    388,000
6192115688   HAHN              IL   60527   Single Family    Primary       Refinance           Rapid       58.40   5.250    438,000
6192681697   HEATH             VA   22102   Single Family    Primary   Cash-out Refinance    Standard      70.00   5.500    560,000
6193419253   KUO               CA   94301   Single Family    Primary       Refinance           Rapid       50.00   5.500    800,000
6195806556   MOTESHARREI       VA   22066   Single Family    Primary        Purchase           Rapid       80.00   5.750    382,000
6198016906   LINDSEY           NC   27707   Single Family    Primary       Refinance          Reduced      44.72   5.500    492,000
6198562966   MELLBERG          CA   95030   Single Family    Primary       Refinance          Reduced      62.08   5.625    527,700
6198752526   SEROTA            MI   49115   Single Family   Secondary       Purchase           Rapid       80.00   5.375    472,000
6199148369   WEBB              CA   94070   Single Family    Primary       Refinance          Reduced      66.39   5.625    465,461
6199200319   MUELLER           CA   95628        PUD         Primary       Refinance           Rapid       76.12   5.750    590,000
6200164926   PROVENCHER        IL   60564   Single Family    Primary       Refinance           Rapid       38.85   5.500    340,000
6202670805   RASTEGAR          CA   90275   Single Family    Primary   Cash-out Refinance      Rapid       52.90   5.875    455,000
6203937161   EDYNAK            FL   33070   Single Family   Secondary  Cash-out Refinance     Reduced      28.33   5.750    425,000
6205150557   DAGES             FL   33445   Single Family    Primary        Purchase          Reduced      80.00   5.875    492,000
6205939710   NANDYALA          CA   94539   Single Family    Primary        Purchase           Rapid       80.00   5.750    404,000
6206121110   BEDARD            NC   28203        PUD         Primary        Purchase         Standard      63.49   5.750    600,000
6206493766   HOPPESTAD         WI   53076        PUD         Primary        Purchase          Reduced      58.82   4.750    350,000
6207674968   MCGINNIS          CA   94563   Single Family    Primary        Purchase           Rapid       68.18   4.875    750,000
6209385811   CARLSON           CA   94556   Single Family    Primary   Cash-out Refinance     Reduced      50.63   5.375    400,000
6210631369   BARNES            TN   37027   Single Family    Primary       Refinance          Reduced      74.66   5.375    391,220
6215385045   RIORDAN           MA   01984   Single Family    Primary       Refinance           Rapid       69.45   5.625    507,000
6216754389   SCHECHTER         CA   95030   Single Family    Primary       Refinance           Rapid       28.23   5.500    600,000
6217631073   LIVNAT            CA   92657    Condominium     Primary        Purchase           Rapid       80.00   5.500    517,600
6218361464   VO                CA   95124   Single Family    Primary       Refinance          Reduced      67.70   5.750    650,000
6218928817   HESS              CA   90005   Single Family    Primary       Refinance           Rapid       69.67   5.750    533,000
6219969398   GADE              CA   94536   Single Family    Primary       Refinance           Rapid       70.00   5.375    476,000
6220473083   LIU               CA   92128        PUD         Primary       Refinance           Rapid       79.90   5.500    338,000
6221384834   SORENSON          CO   80443    Condominium    Secondary       Purchase           Rapid       80.00   5.375    368,000
6223611044   MATSUO            CA   95008   Single Family    Primary        Purchase          Reduced      80.00   5.625    496,800
6224879475   ARKADIE           CA   90068   Single Family    Primary        Purchase           Rapid       80.00   5.125    719,200
6225564761   PATEL             CA   95124        PUD         Primary       Refinance           Rapid       63.30   5.625    345,000
6227382774   DINGLER           TN   37027   Single Family    Primary       Refinance          Reduced      37.00   5.375    666,000
6227562037   CHATOFF           CA   95618   Single Family    Primary   Cash-out Refinance    Standard      47.90   5.375    400,000
6229162232   SCHNEIDER         DC   20005    Condominium     Primary   Cash-out Refinance      Rapid       67.47   5.375    388,000
6229267486   OKAFOR            CA   95136   Single Family    Primary        Purchase         Standard      80.00   5.750    465,600
6229816738   GOLDBERG          CA   90026   Single Family    Primary        Purchase         Standard      80.00   5.250    399,200
6231259729   CARROLL           CA   93955   Single Family    Primary   Cash-out Refinance      Rapid       80.00   5.750    340,000
6232573144   SITA              IL   60093   Single Family    Primary       Refinance           Rapid       38.12   5.250    610,000
6233761532   BRADLEY           NV   89135        PUD         Primary   Cash-out Refinance     Reduced      70.00   5.500    595,000
6235426779   WILSON            CA   94925   Single Family    Primary       Refinance         Standard      76.98   5.500    475,000
6236454408   COLE              DC   20003   Single Family    Primary   Cash-out Refinance      Rapid       68.63   6.000    418,000
6236627425   BARBER            CA   94109    Two Family      Primary       Refinance         Standard      75.00   6.000    900,000
6237039000   SOOHOO            CA   92130        PUD         Primary       Refinance          Reduced      67.44   5.500    502,500
6237114308   FRITZ             CA   94619   Single Family    Primary   Cash-out Refinance     Reduced      68.19   5.750    386,000
6237117541   GOODE             CA   92660   Single Family    Primary       Refinance          Reduced      38.10   5.875    362,000
6237807620   BUCHMAN           CA   94611   Single Family    Primary        Purchase           Rapid       80.00   5.375    740,000
6240786217   SAIER             CA   92130        PUD         Primary       Refinance          Reduced      54.94   5.500    400,000
6240883592   REITER            CA   94110   Single Family    Primary        Purchase           Rapid       80.00   5.125    596,000
6242797063   MURPHY            CA   95120   Single Family    Primary   Cash-out Refinance    Standard      41.00   5.500    410,000
6243543946   SCHMIDEK          CA   94024   Single Family    Primary        Purchase           Rapid       66.66   5.625  1,000,000
6243742647   CLARK             CA   93427   Single Family    Primary        Purchase         Standard      80.00   5.875    412,000
6247325100   NIANICK           IL   60047   Single Family    Primary   Cash-out Refinance      Rapid       57.50   5.250    690,000
6247896548   MALONE            VA   22039        PUD         Primary        Purchase           Rapid       80.00   5.250    447,920
6250605646   SOTHORON          VA   22079   Single Family    Primary   Cash-out Refinance    Standard      57.69   5.750    750,000
6251190507   SHI               CA   92024        PUD         Primary       Refinance           Rapid       79.25   5.625    489,000
6251588148   PASQUALE          FL   32082   Single Family   Secondary       Purchase           Rapid       51.42   5.750    360,000
6253805755   HITTER            CA   90049   Single Family    Primary        Purchase          Reduced      65.20   5.500    749,800
6255788280   RUSH              FL   33160   Single Family    Primary       Refinance          Reduced      58.66   5.375    704,000
6256550846   BLOCH             MD   20817   Single Family    Primary   Cash-out Refinance    Standard      57.94   4.875    350,000
6256814119   SEDWAY            CA   94558    Condominium    Secondary       Purchase          Reduced      75.00   6.250    472,500
6256981579   GILMARTIN         CA   94403   Single Family    Primary        Purchase         Standard      80.00   5.500    492,000
6258260717   SINGH             CA   94568        PUD         Primary       Refinance           Rapid       73.28   5.500    439,000
6258907457   DOWNEY            CA   94941   Single Family    Primary       Refinance           Rapid       62.50   5.250  1,000,000
6259365473   GANESH            CA   94002   Single Family    Primary       Refinance          Reduced      45.33   5.375    340,000
6259793229   DUTZER            VA   23454   Single Family    Primary       Refinance           Rapid       74.09   5.375    815,000
6262350140   WATSON            CA   95139   Single Family    Primary       Refinance          Reduced      66.08   5.625    380,000
6262844779   BRUNTZ            CA   94514   Single Family    Primary       Refinance          Reduced      63.10   5.750    489,100
6262890228   VELEZ             CA   94110    Condominium     Primary        Purchase           Rapid       80.00   5.875    392,000
6263713254   BALIGA            IL   60201   Single Family    Primary       Refinance           Rapid       80.00   5.375    540,800
6263936335   SHAMIEH           CA   94010   Single Family    Primary   Cash-out Refinance      Rapid       50.00   5.375    800,000
6265223328   BEYEL             KY   40204   Single Family    Primary       Refinance           Rapid       64.85   5.500    388,500
6265827599   WILLIAMS          CA   90048   Single Family    Primary       Refinance           Rapid       78.61   5.375    680,000
6266092342   ROSA, JR.         CA   93906   Single Family    Primary        Purchase          Reduced      85.54   4.500    355,000
6267463286   GAD               CA   94087   Single Family    Primary       Refinance          Reduced      68.28   5.750    478,000
6270838862   SHAH              CA   91007   Single Family    Primary        Purchase         Standard      80.00   6.000    477,600
6270886119   QUILATAN JR.      CA   94591   Single Family    Primary        Purchase           Rapid       79.98   5.625    461,500
6271602804   PATEL             CA   95138        PUD         Primary   Cash-out Refinance     Reduced      51.68   5.250    460,000
6272096766   SOLLAZO           WI   53092   Single Family    Primary        Purchase           Rapid       80.00   5.250    695,200
6273536885   THOMAS            CA   95129   Single Family    Primary   Cash-out Refinance    Standard      47.13   5.375    320,500
6275143425   ETTERMAN          CA   93921   Single Family   Secondary      Refinance      All Ready Home   33.00   5.875    792,000
6275835889   CARDAMONE         CA   93923   Single Family    Primary       Refinance          Reduced      51.11   5.500    437,035
6275865696   PARDINI           CA   94901   Single Family    Primary       Refinance         Standard      65.21   5.750    750,000
6276515845   HUGHES            CA   94040   Single Family    Primary       Refinance           Rapid       57.69   5.125    727,000
6277312747   HALPERN           CA   94563   Single Family    Primary        Purchase         Standard      80.00   5.125    616,000
6277987456   ECKMAN            CA   92835   Single Family    Primary       Refinance          Reduced      26.96   5.875    356,000
6279011537   SATHE             CA   94583   Single Family    Primary       Refinance          Reduced      74.82   5.500    636,000
6279904905   GLEIN             IL   60521   Single Family    Primary       Refinance           Rapid       65.37   6.000    474,000
6281975265   WHITE             MA   02421   Single Family    Primary        Purchase         Standard      80.00   5.625    450,400
6281979523   MULLANEY          CA   95070   Single Family    Primary       Refinance         Standard      44.11   5.375    750,000
6282287256   ROPER             CA   94010   Single Family    Primary       Refinance           Rapid       79.06   5.500    593,000
6282617593   MILLER, III       FL   33176   Single Family    Primary       Refinance          Reduced      62.95   5.500    330,500
6282817128   HERRON            CA   90272   Single Family    Primary        Purchase           Rapid       80.00   5.625    696,000
6283761853   O'ROURKE          CA   93924        PUD        Secondary      Refinance           Rapid       74.42   5.500    815,000
6284043772   HERSCHMAN         CA   90024   Single Family    Primary       Refinance           Rapid       27.58   5.500    400,000
6284944649   LIU               CA   90275   Single Family    Primary   Cash-out Refinance      Rapid       50.20   5.500    360,000
6285337561   PUSKAR            CA   93442        PUD        Secondary      Refinance      All Ready Home   56.33   5.500    420,000
6286274540   KOBLER            CA   95472   Single Family    Primary       Refinance           Rapid       68.18   5.875    750,000
6286922486   MELLON            CA   95746        PUD         Primary       Refinance           Rapid       69.66   5.375    418,000
6287549171   FERRO             CA   95422   Single Family   Secondary      Refinance         Standard      52.77   5.875    475,000
6287743097   ARBEED            CA   94010   Single Family    Primary       Refinance          Reduced      25.47   5.250    535,000
6288755892   SENDE             CA   95762        PUD         Primary       Refinance          Reduced      71.76   5.750    405,500
6289053750   LE                FL   34212        PUD         Primary        Purchase          Reduced      80.00   5.625    622,000
6290139598   WRIGHT            CA   95008   Single Family    Primary   Cash-out Refinance    Standard      70.49   6.125    497,000
6291744040   PAGES             CA   90245   Single Family    Primary        Purchase         Standard      80.00   6.250    375,200
6292669451   BAILEY            CA   94920   Single Family    Primary       Refinance      All Ready Home   75.00   5.750    975,000
6293217342   MORETTI           CA   95125   Single Family    Primary       Refinance          Reduced      61.34   5.875    374,187
6293736994   CYROS             CA   92675   Single Family    Primary       Refinance          Reduced      73.48   5.500    396,800
6294803793   LOFREDO           FL   34685        PUD         Primary        Purchase          Reduced      80.00   4.125    567,840
6294901050   DREIER            CA   94954   Single Family    Primary       Refinance           Rapid       79.28   5.750    333,000
6295810094   NELSON            CA   94954   Single Family    Primary       Refinance           Rapid       80.00   5.375    406,400
6298531457   ZARCO             CA   94080   Single Family    Primary        Purchase         Standard      80.00   6.125    364,000
6300582308   KEIZER            CA   94947   Single Family    Primary       Refinance          Reduced      80.00   5.250    464,000
6301252877   BENGTSON          CA   90277    Condominium     Primary       Refinance          Reduced      67.07   5.750    379,000
6302628281   LAU               CA   94538        PUD         Primary       Refinance           Rapid       79.14   5.750    372,000
6302858896   LAU               CA   95035        PUD         Primary       Refinance           Rapid       58.56   5.375    366,000
6304037986   HOGAN             CA   94611   Single Family    Primary   Cash-out Refinance    Standard      35.87   5.000    400,000
6304287847   FAN               CA   94539   Single Family    Primary       Refinance          Reduced      76.68   5.375    365,000
6306230605   PATTON            WA   98105   Single Family    Primary       Refinance          Reduced      72.48   5.750    332,000
6307249869   DASGUPTA          MD   20876        PUD         Primary        Purchase         Standard      80.00   5.375    311,920
6307372810   EUYOQUE           CA   95123   Single Family    Primary       Refinance           Rapid       80.00   5.500    368,000
6307687209   PARIKH            CA   95135   Single Family    Primary       Refinance           Rapid       44.40   5.375    333,000
6310093742   BRADY, III        VA   22066   Single Family    Primary       Refinance         Standard      64.65   6.000    750,000
6311302886   ZHU               CA   94404        PUD         Primary        Purchase          Reduced      80.00   5.375    424,000
6312642678   HOPE              CA   95138        PUD         Primary   Cash-out Refinance     Reduced      51.36   5.375    750,000
6314356970   LAU               CA   95035        PUD         Primary       Refinance           Rapid       77.01   5.500    335,000
6314872877   SMITH             NJ   08226    Condominium    Secondary       Purchase          Reduced      80.00   5.375    403,200
6314980613   QUINN             TX   75070        PUD         Primary       Refinance           Rapid       80.00   5.000    336,000
6315100849   HILDEBRAND        IL   60657   Single Family    Primary       Refinance           Rapid       44.71   5.375    330,000
6318309165   BRUCE             CA   94024   Single Family    Primary   Cash-out Refinance      Rapid       42.50   5.375    850,000
6318358253   TERRY             CA   92624        PUD         Primary       Refinance          Reduced      57.55   5.875    518,000
6318678999   SAVIZ             CA   95035   Single Family    Primary       Refinance           Rapid       79.78   5.750    750,000
6319213267   CETIN             CA   94086   Single Family    Primary       Refinance           Rapid       80.00   5.875    492,000
6319307259   RAJ               CA   95051   Single Family    Primary       Refinance           Rapid       62.25   5.375    373,500
6319543044   INGLESBY          VA   22102   Single Family    Primary       Refinance      All Ready Home   29.19   5.750    628,000
6320635599   KWOK              CA   94506        PUD         Primary       Refinance          Reduced      37.47   5.500    324,148
6320687335   RODVOLD           CA   92021   Single Family    Primary        Purchase           Rapid       80.00   5.500    448,000
6321672757   KENT              CA   93953    Condominium     Primary   Cash-out Refinance     Reduced      75.00   5.500    483,750
6322965838   KUMAR             CA   94402   Single Family    Primary        Purchase           Rapid       80.00   5.125    652,000
6323160801   TUDOR             CA   90064   Single Family    Primary        Purchase           Rapid       75.00   5.500    825,000
6324660049   SCRANTON          CA   95125   Single Family    Investor      Refinance         Standard      69.91   6.000    395,000
6325533864   NGUYEN            CA   95111   Single Family    Primary       Refinance          Reduced      76.67   5.625    371,877
6325967930   LEWIS, JR.        SC   29576        PUD         Primary       Refinance         Standard      72.64   5.500    725,000
6326581433   HARTMAN           CA   95124        PUD         Primary       Refinance      All Ready Home   72.08   5.250    331,600
6326938799   DESAI             CA   95132   Single Family    Primary       Refinance           Rapid       71.94   5.750    388,500
6327711096   RADABAUGH, JR.    CA   91103   Single Family    Primary        Purchase           Rapid       80.00   5.500    716,000
6330830479   WILLIS            MD   20910   Single Family    Primary        Purchase           Rapid       80.00   4.875    332,000
6331376704   TANGUM            GA   30030   Single Family    Primary       Refinance          Reduced      76.62   5.625    317,990
6332407722   MICHELETTI        CA   94103    Condominium     Primary       Refinance      All Ready Home   69.09   5.875    304,000
6333875901   LU                CA   92602   Single Family   Secondary      Refinance      All Ready Home   61.78   5.875    380,000
6334005920   TSENG             CA   94565   Single Family    Primary       Refinance         Standard      87.63   5.625    333,000
6335261852   GOODARZI          CA   92677        PUD         Primary       Refinance         Standard      68.73   5.875    653,000
6335527997   DORRONSORO        FL   33149  High-Rise Condo  Secondary       Purchase         Standard      70.00   5.375    329,000
6338435719   DOYLE             CO   80424        PUD        Secondary       Purchase           Rapid       80.00   5.500    333,000
6339953843   MARSHALL          TN   37027        PUD         Primary        Purchase          Reduced      58.82   4.750    500,000
6340149514   FLUHART           CO   80134        PUD         Primary       Refinance           Rapid       55.47   5.750    461,000
6340380945   CASONI            CA   95008   Single Family    Primary       Refinance          Reduced      78.57   5.375    440,000
6340796694   WADHWANI          CA   90210   Single Family    Primary        Purchase           Rapid       75.00   5.875    825,000
6340930038   ROSS              CA   92677        PUD         Primary       Refinance          Reduced      70.47   5.875    373,500
6342060156   DUTCHER           MD   20878   Single Family    Primary       Refinance      All Ready Home   67.87   5.750    336,000
6342546998   FERNANDEZ         CA   94065   Single Family    Primary   Cash-out Refinance    Standard      62.50   5.375    650,000
6342588230   SANDHU            CA   94539   Single Family    Primary       Refinance         Standard      73.33   5.500    946,000
6343100480   MCCARTY           CO   80127        PUD         Primary   Cash-out Refinance      Rapid       64.29   5.250    434,000
6343813652   MARTELLARO        CA   94506        PUD         Primary       Refinance         Standard      52.00   5.500    403,000
6343875057   MOSHER            CA   93953   Single Family    Primary   Cash-out Refinance    Standard      46.51   5.500    500,000
6344194201   MATTHEWS          CA   95138   Single Family    Primary       Refinance           Rapid       80.00   5.375    376,000
6345096561   HOY               IL   60010   Single Family    Primary       Refinance           Rapid       83.79   5.375    331,000
6345186735   PETRANOVIC        CA   95014   Single Family    Primary       Refinance           Rapid       70.15   5.250    564,750
6345872433   STEWART           TX   75248   Single Family    Primary       Refinance          Reduced      79.68   5.375    382,500
6346298661   PREUCIL           ID   83340   Single Family    Primary        Purchase          Reduced      80.00   5.875    615,600
6346843854   FERNANDEZ         VA   22044   Single Family    Primary       Refinance          Reduced      57.06   5.500    428,000
6347867373   ERWIN             CA   95403        PUD         Primary       Refinance           Rapid       68.00   5.875    748,000
6348238491   OSBURN            CA   92612    Condominium     Primary   Cash-out Refinance      Rapid       70.00   5.125    640,500
6349277118   PONNAGANTI        CA   95035   Single Family    Primary       Refinance           Rapid       78.43   5.500    400,000
6352312273   HAKIM             CA   91354        PUD         Primary       Refinance          Reduced      58.98   5.250    348,000
6352529165   CHAN              CA   94539   Single Family    Primary   Cash-out Refinance     Reduced      54.99   5.625    380,000
6353111682   SCHWARTZ          CA   92845   Single Family    Primary        Purchase           Rapid       80.00   5.625    311,920
6354494731   MITCHELL          CA   94510   Single Family    Primary        Purchase         Standard      80.00   4.500    465,600
6354619956   VAUTIER           FL   33037    Condominium    Secondary  Cash-out Refinance    Standard      53.57   5.875    375,000
6357610580   SIEGEL            CA   90069   Single Family    Primary   Cash-out Refinance    Standard      63.23   5.500    743,000
6358920459   RUSU              CA   94536   Single Family    Primary       Refinance          Reduced      78.25   5.250    336,500
6359190318   HUPP              CA   94131   Single Family    Primary       Refinance           Rapid       72.69   5.625    945,000
6361140707   TEMPLETON         CA   94062   Single Family    Primary        Purchase          Reduced      80.00   5.375    708,000
6361514349   VIXIE             CA   94062   Single Family    Primary       Refinance         Standard      46.08   6.250    772,000
6364637121   SMITH             CA   92625   Single Family   Secondary      Refinance         Standard      39.39   5.750    650,000
6365689352   CHAPMAN           CA   94507   Single Family    Primary       Refinance          Reduced      35.88   5.500    366,000
6365719464   LESAR             OH   45249        PUD         Primary        Purchase           Rapid       80.00   5.750    556,000
6367661045   ZHANG             CA   95135   Single Family    Primary       Refinance           Rapid       55.62   5.250    417,150
6368087497   CHRISTENSEN       CA   94403   Single Family    Primary       Refinance          Reduced      45.93   5.500    418,000
6369954521   LIN               NY   11023   Single Family    Primary   Cash-out Refinance      Rapid       65.86   4.500    438,000
6371751212   HOLDCROFT         CA   94044   Single Family    Primary       Refinance           Rapid       77.52   5.500    325,600
6372511912   LANG              CA   94602   Single Family    Primary        Purchase          Reduced      80.00   5.500    448,000
6372744687   MALCHOW           CA   92675        PUD         Primary       Refinance          Reduced      44.65   5.625    580,525
6373326575   HUI               CA   94087   Single Family    Primary       Refinance           Rapid       69.02   5.375    497,000
6374381652   BAUM              CA   94062   Single Family    Primary       Refinance         Standard      35.53   5.125    350,000
6376111131   ETTERMAN          CA   95070   Single Family    Primary       Refinance      All Ready Home   13.92   5.750    529,000
6376496433   EGYED             CA   95008   Single Family    Primary       Refinance          Reduced      60.35   5.875    325,908
6376504673   KOTIS             NC   27358   Single Family    Primary       Refinance         Standard      70.24   5.750    317,500
6377711368   COSTELLO,JR       CA   95030   Single Family    Primary       Refinance           Rapid       40.96   5.625    512,000
6379325258   BIRNEY            MD   21401   Single Family    Primary       Refinance           Rapid       75.00   5.375    825,000
6379354654   GILL              DC   20008   Single Family    Primary   Cash-out Refinance    Standard      64.51   5.750    500,000
6380044179   BYRNE             DC   20002   Single Family    Primary        Purchase           Rapid       80.00   6.000    344,800
6380114493   BHATT             CA   94065    Condominium     Primary        Purchase           Rapid       80.00   5.500    478,400
6381991287   PEARSON           CA   92019   Single Family    Primary       Refinance          Reduced      63.10   5.500    325,000
6383683692   SCOTT             CA   90067    Condominium     Primary       Refinance          Reduced      69.22   5.375    578,000
6383818785   WADA              TX   75034        PUD         Primary        Purchase          Reduced      76.44   4.625    500,000
6384352982   HEFLEY            CA   92029        PUD         Primary       Refinance          Reduced      73.33   5.500    484,000
6384782360   GRAVELLE          CA   91320   Single Family    Primary   Cash-out Refinance     Reduced      70.00   5.625    395,500
6385376659   ZAMBRI            CA   95050   Single Family    Primary        Purchase         Standard      80.00   5.250    400,000
6387228379   JOHNSTON          CA   94117   Single Family    Primary       Refinance      All Ready Home   68.75   5.750    825,000
6387430611   BRIGGS            CA   95746        PUD         Primary   Cash-out Refinance      Rapid       66.37   5.875    750,000
6387659979   CARROLL           NC   27560        PUD         Primary       Refinance          Reduced      80.00   4.875    317,600
6389966083   NIXON             CA   92869   Single Family    Primary       Refinance          Reduced      67.42   5.875    354,000
6392934334   QUACH             CA   91030   Single Family    Primary       Refinance         Standard      50.13   5.375    380,000
6394590076   BANASIK           IL   60035    Condominium     Primary       Refinance           Rapid       80.00   5.875    324,000
6395739680   RUSLEY            CA   94044   Single Family    Primary       Refinance          Reduced      64.60   5.750    491,000
6396984012   RIAZANOV          CA   94583        PUD         Primary       Refinance           Rapid       79.95   5.625    383,000
6398009750   SU                CA   91775   Single Family    Primary       Refinance          Reduced      61.44   5.875    384,000
6398856697   DEMAIO            CA   92115   Single Family    Primary       Refinance          Reduced      68.51   5.875    308,300
6399001475   ATRAK             FL   33446        PUD         Primary        Purchase           Rapid       79.96   5.125    468,000
6399148144   NASSIRZADEH       CA   91302        PUD         Primary       Refinance           Rapid       63.09   4.875  1,000,000
6399866471   RUSPINI           CA   94010   Single Family    Primary        Purchase           Rapid       70.00   4.875    658,000
6400443732   LIN               CA   95117   Single Family    Primary       Refinance           Rapid       70.85   5.375    338,000
6401068454   FABIS             CA   90277   Single Family    Primary       Refinance          Reduced      59.33   5.625    314,500
6401644189   CHAN              CA   94122   Single Family    Primary        Purchase          Reduced      70.00   5.625    385,000
6402362690   WESTERMANN        CA   90254   Single Family    Primary   Cash-out Refinance    Standard      59.39   5.500    490,000
6402987744   CHAN              CA   95050   Single Family    Primary        Purchase          Reduced      80.00   5.625    356,000
6403156422   ROBERTS           CA   95608   Single Family    Primary       Refinance           Rapid       20.00   5.500    505,000
6403446799   BLAUSER           GA   30305   Single Family    Primary        Purchase           Rapid       80.00   5.375    532,000
6403460253   HASKELL           CA   91361        PUD         Primary       Refinance      All Ready Home   56.50   5.875    565,000
6403731232   TERRANOVA         CA   91784   Single Family    Primary   Cash-out Refinance    Standard      50.00   6.125    437,500
6404780550   GAGOS             CA   93953   Single Family   Secondary      Refinance          Reduced      29.93   5.750    598,600
6405118834   CAMPBELL          CA   94107  High-Rise Condo   Primary        Purchase           Rapid       80.00   5.875    628,000
6405567998   YANG              CA   95014   Single Family    Primary       Refinance           Rapid       47.21   5.375    661,000
6406487204   LOPEZ             CA   95070   Single Family    Primary       Refinance         Standard      63.45   5.000    698,000
6407447371   WITHERS           FL   32073   Single Family    Primary        Purchase          Reduced      80.00   5.500    372,000
6407457065   WILLIE            CA   92211    Condominium     Primary       Refinance          Reduced      70.00   5.750    525,000
6408094974   ANANIA            SC   29455        PUD        Secondary      Refinance          Reduced      30.80   5.500    385,000
6409304661   HIGGINS           CA   94114    Two Family      Primary        Purchase         Standard      75.00   5.500    757,500
6410719626   DELGADO           CA   94550        PUD         Primary        Purchase           Rapid       77.06   5.875    382,320
6410925041   CAI               CA   94539   Single Family    Primary       Refinance           Rapid       63.63   5.250    420,000
6412383488   HEINZ             CA   90035   Single Family    Primary        Purchase         Standard      80.00   5.375    468,000
6412944107   CIRONE            IL   60061   Single Family    Primary       Refinance           Rapid       64.40   5.750    351,000
6414535424   MANDAVA           CA   94089    Condominium     Primary       Refinance           Rapid       78.86   5.625    418,000
6415320719   FIELD             CA   90403    Condominium     Primary        Purchase         Standard      80.00   5.750    364,000
6415464095   FORAN             IL   60605   Single Family    Primary        Purchase         Standard      63.01   5.625    460,000
6415948550   HAWLEY            CA   94025   Single Family    Primary       Refinance          Reduced      57.46   5.375    515,484
6416420419   MUENYONG          CA   91765        PUD         Primary       Refinance         Standard      71.97   6.125    655,000
6416598586   CHANG             CA   94044   Single Family    Primary        Purchase          Reduced      80.00   5.625    487,200
6417101034   PHILLIPS          CA   92887   Single Family    Primary       Refinance           Rapid       50.00   5.375    500,000
6418343544   FRANCO, JR.       PA   15044        PUD         Primary       Refinance           Rapid       77.00   5.125    365,000
6418583156   SHIH              CA   94306   Single Family    Primary   Cash-out Refinance      Rapid       51.90   5.375    558,000
6420503432   SHAMIEH           CA   94070   Single Family    Primary   Cash-out Refinance      Rapid       50.00   5.375    500,000
6420908359   MINUGH            IL   60657    Condominium     Primary       Refinance           Rapid       75.24   5.750    538,000
6421384303   SCHOOFF           NC   27514        PUD         Primary       Refinance          Reduced      80.00   5.375    362,400
6421630838   WONG              CA   94306   Single Family    Primary       Refinance           Rapid       67.13   5.125    715,000
6422631215   DAIN              CA   95023   Single Family    Primary   Cash-out Refinance    Standard      52.94   5.625    450,000
6423996260   HINGST            CT   06851   Single Family    Primary       Refinance          Reduced      75.81   5.000    652,000
6424323688   KANAAN            CA   95762   Single Family    Primary   Cash-out Refinance      Rapid       73.13   5.375    373,000
6424565288   PETROVSKY         AZ   86303   Single Family    Primary       Refinance          Reduced      67.30   5.875    350,000
6425331474   DAVIDSON          CA   92705   Single Family    Primary        Purchase           Rapid       79.96   5.500    419,000
6427376964   GRANGER           PA   19355   Single Family    Primary        Purchase           Rapid       80.00   5.750    332,000
6429380048   KLECK             CA   93924   Single Family    Primary       Refinance         Standard      58.87   5.500    627,000
6429776153   CONRAD            AZ   85018   Single Family    Primary       Refinance           Rapid       68.45   5.250    359,375
6430063757   BAMBER            MD   21042        PUD         Primary        Purchase         Standard      50.95   5.875    400,000
6430757085   SUN               CA   95051   Single Family    Primary        Purchase          Reduced      80.00   5.500    422,000
6433154652   STARBIRD-VALENT   CA   94301   Single Family    Primary   Cash-out Refinance      Rapid       44.64   5.375    346,000
6433660815   WEN               CA   95014   Single Family    Primary       Refinance           Rapid       78.88   5.375    568,000
6433723332   DUMONT            DC   20002   Single Family    Primary       Refinance          Reduced      51.30   5.500    315,500
6435027963   JORDAN III        IL   60091   Single Family    Primary        Purchase           Rapid       50.00   5.375    950,000
6437592766   ELLENIKIOTIS      CA   94002   Single Family    Primary        Purchase          Reduced      80.00   5.625    591,200
6439812485   SEIGERMAN         CA   94507   Single Family    Primary       Refinance         Standard      79.09   5.625    870,000
6440589122   SMITH             MO   63112   Single Family    Primary        Purchase         Standard      95.00   5.750    351,500
6440743836   CLIFFORD          CA   94960   Single Family    Primary   Cash-out Refinance     Reduced      66.66   5.750    390,000
6442101207   BAGCHI            CA   95125   Single Family    Primary       Refinance          Reduced      76.80   5.625    480,000
6442123961   KAPADIA           CA   95051   Single Family    Primary       Refinance          Reduced      78.52   5.375    451,494
6442247505   COSTELLO          AZ   85262        PUD         Primary       Refinance         Standard      79.94   5.875    523,618
6442507858   COOK              CA   95131   Single Family    Primary       Refinance          Reduced      78.97   5.875    627,852
6442608425   KETCHUM           FL   33458        PUD         Primary        Purchase          Reduced      80.00   4.375    360,000
6443716565   COWAN JR.         KS   66211   Single Family    Primary       Refinance          Reduced      80.00   5.750    616,000
6444123209   LICCARDO          CA   94022   Single Family    Primary       Refinance          Reduced      18.76   5.500    703,500
6445075820   MERRICK           CA   95124   Single Family    Primary       Refinance         Standard      80.00   5.875    528,000
6445267674   GOLDBERG          CA   94010   Single Family    Primary       Refinance         Standard      40.00   5.750  1,000,000
6446862515   TEKOS             CA   94065        PUD         Primary        Purchase          Reduced      80.00   5.500    444,000
6448079209   CHESLEY           CA   94066   Single Family    Primary        Purchase           Rapid       80.00   5.000    444,000
6448091824   THEODORE          CA   94040        PUD         Primary       Refinance         Standard      77.60   5.500    454,000
6448668167   SAVAGE            IL   60610   Single Family    Primary       Refinance           Rapid       66.66   5.375  1,000,000
6449400628   GAGOS             CA   95361   Single Family    Primary   Cash-out Refinance      Rapid       69.98   5.875    507,400
6449680518   STRACHMAN         CA   95124   Single Family    Primary       Refinance          Reduced      80.00   5.625    560,000
6450292583   SHOOMAN           VA   20171        PUD         Primary        Purchase         Standard      80.00   5.875    343,920
6452884064   SHENON            CA   94024   Single Family    Primary       Refinance          Reduced      54.73   5.625    520,000
6454423994   CARPIZO           CA   94588   Single Family    Primary   Cash-out Refinance     Reduced      75.00   5.875    333,750
6454675825   HUGHES            FL   32779   Single Family    Primary        Purchase          Reduced      63.02   5.875    500,000
6454758589   STEVENS           CA   92037   Single Family    Primary   Cash-out Refinance    Standard      62.85   5.875    550,000
6456644621   WHELAN            CA   94904   Single Family    Primary       Refinance           Rapid       51.53   5.625    670,000
6457310560   NIVEN             CA   94019   Single Family    Primary       Refinance           Rapid       74.83   5.500    898,000
6457343165   POOL              FL   33019        PUD         Primary       Refinance          Reduced      65.82   5.500    520,000
6458220891   SOBHANI           MD   20882   Single Family    Primary   Cash-out Refinance    Standard      76.92   5.375    400,000
6459190085   LI                CA   92129   Single Family    Primary        Purchase           Rapid       79.98   5.500    418,300
6459535107   BASINGER, III     VA   22314   Single Family    Primary       Refinance          Reduced      70.74   5.750    382,000
6459820889   MCLAUGHLIN        CA   94502        PUD         Primary        Purchase           Rapid       80.00   5.750    457,600
6460546077   MA                CA   91030   Single Family    Primary       Refinance           Rapid       67.31   5.500    454,400
6461440825   PANOS             CA   92024        PUD         Primary        Purchase           Rapid       80.00   5.625    404,000
6461711191   BIGONESS          TN   37064        PUD         Primary        Purchase          Reduced      75.22   4.625    340,000
6461849561   MALEK             CA   90275   Single Family    Primary        Purchase           Rapid       75.00   5.750    757,500
6462159028   SLAWSON           GA   30342   Single Family    Primary        Purchase          Reduced      80.00   5.500    716,000
6462620029   PAESSLER          CA   95037   Single Family    Primary       Refinance           Rapid       79.13   5.750    364,000
6462919850   SPECTOR           MA   02493   Single Family    Primary   Cash-out Refinance      Rapid       31.63   5.375    650,000
6463032224   WARD              IL   60067   Single Family    Primary   Cash-out Refinance      Rapid       60.00   5.250    360,000
6463063419   STARK             IL   60022   Single Family    Primary   Cash-out Refinance      Rapid       52.00   5.250    650,000
6464277646   LI                CA   95120   Single Family    Primary       Refinance           Rapid       78.88   5.375    568,000
6467107980   BANNERMAN         CA   94109   Three Family     Primary        Purchase         Standard      59.63   5.250    650,000
6467735764   JOHNSON           AZ   85253   Single Family    Primary       Refinance           Rapid       63.96   5.375    829,000
6468236317   BANGALORE         CA   95135   Single Family    Primary        Purchase           Rapid       79.99   5.500    518,390
6468366791   FAMA              CA   94506        PUD         Primary        Purchase         Standard      75.75   5.375    500,000
6468541229   FRUSTERE          CA   93030        PUD         Primary       Refinance          Reduced      75.47   5.375    400,000
6468708919   PATEL             CA   94002   Single Family    Primary        Purchase           Rapid       53.83   5.500    425,000
6470274041   SEROTA            IL   60062        PUD         Primary   Cash-out Refinance      Rapid       60.32   5.625    549,000
6470865335   ESCOBAR           CA   91201   Single Family    Primary       Refinance           Rapid       72.96   5.500    332,000
6470929479   FILIPPONE         FL   34113   Single Family    Primary       Refinance      All Ready Home   75.00   5.500    360,000
6471751765   QUILTER           CA   95003   Single Family   Secondary       Purchase           Rapid       80.00   5.625    415,200
6473846704   ZARRINNAAL        CA   95136        PUD         Primary   Cash-out Refinance    Standard      63.33   5.375    380,000
6475580863   GANNON            IL   60068   Single Family    Primary       Refinance           Rapid       68.34   5.500    434,000
6476074056   BAUMAN            CA   94970        PUD        Secondary  Cash-out Refinance    Standard      34.16   5.500    410,000
6476335317   GUO               CA   95409   Single Family    Primary        Purchase           Rapid       80.00   5.750    431,200
6476481145   WOOD              CO   80138   Single Family    Primary       Refinance           Rapid       62.66   5.500    376,000
6478533679   BIDART            CA   93446   Single Family    Primary   Cash-out Refinance    Standard      34.00   5.750    340,000
6480565610   LONG              TN   37205        PUD         Primary       Refinance         Standard      79.73   5.375    610,000
6480770541   TROFATTER, JR     SC   29681   Single Family    Primary        Purchase           Rapid       79.30   5.375    550,000
6481106497   XIE               CA   91108   Single Family    Primary       Refinance           Rapid       60.12   5.500    600,000
6481728373   O'NEILL           CA   95682        PUD         Primary        Purchase           Rapid       70.49   5.250    430,000
6483250640   ROBERT            CA   95070   Single Family    Primary       Refinance           Rapid       23.46   6.000    657,000
6483474810   SCHULTZ           WI   53066   Single Family    Primary       Refinance           Rapid       42.18   5.750    928,000
6483946122   LAMPLEY           CA   94550   Single Family    Primary       Refinance           Rapid       69.90   5.625    720,000
6484198756   NOTKIN            MA   02026   Single Family   Secondary      Refinance           Rapid       80.00   5.500    428,000
6484496705   COMMINOS          IL   60062   Single Family    Primary       Refinance           Rapid       63.57   5.375    370,000
6485230616   MURPHY            CA   95148   Single Family    Primary   Cash-out Refinance     Reduced      55.22   5.250    370,000
6485620345   VOLZ              CA   95138   Single Family    Primary       Refinance          Reduced      44.27   5.375    646,458
6486236877   SMITH             GA   30305   Single Family    Primary       Refinance          Reduced      49.22   5.500    726,000
6487112648   DANIEL            IL   60618   Single Family    Primary       Refinance          Reduced      56.00   5.250    322,000
6487415678   WOO               CA   94116   Single Family    Primary   Cash-out Refinance    Standard      55.94   5.625    400,000
6488581783   MANDEL            CA   94118    Two Family      Primary       Refinance         Standard      80.00   5.500    636,000
6490067227   HENRIKSEN         CA   90025    Condominium     Primary        Purchase           Rapid       80.00   5.625    484,000
6490134258   BHARWANI          CA   94579        PUD         Primary   Cash-out Refinance    Standard      70.00   5.875    364,000
6491794027   VILLARD           CA   93101   Single Family    Primary       Refinance         Standard      48.78   5.375  1,000,000
6493043183   JAIN              IL   60614   Single Family    Primary       Refinance           Rapid       39.12   5.500    978,000
6495351683   PAPPAS-BERGERON   CA   90254   Single Family    Primary       Refinance          Reduced      71.11   5.500    604,500
6499024559   LAM               CA   94506        PUD         Primary       Refinance          Reduced      60.15   5.250    400,000
6501326240   BLEAN             CA   94514        PUD        Secondary       Purchase           Rapid       80.00   5.500    424,000
6501673393   CERASUOLO         TN   37027        PUD         Primary       Refinance          Reduced      75.98   5.750    374,600
6503933282   KOENEMANN         CA   95124   Single Family    Primary       Refinance          Reduced      46.51   5.500    314,000
6505013596   RATH              CA   94583        PUD         Primary       Refinance           Rapid       80.00   5.750    532,000
6505589157   VENCE             CA   94574   Single Family    Primary       Refinance          Reduced      27.41   5.375    425,000
6505881208   TATE              WA   98136   Single Family    Primary   Cash-out Refinance    Standard      80.00   5.625    352,000
6507296231   CITRON            CA   92270   Single Family    Primary       Refinance          Reduced      74.40   5.375    327,380
6507561915   REESE             CA   95135   Single Family    Primary        Purchase           Rapid       70.00   5.625    770,000
6508064612   LARSON            CA   90274   Single Family    Primary       Refinance          Reduced      59.43   5.125    422,000
6509649718   XU                CA   92130        PUD         Primary       Refinance           Rapid       52.41   5.375    380,000
6510368795   SAHEPJAMEI        KS   66211   Single Family    Primary        Purchase         Standard      75.00   5.250    851,250
6511824135   CHIN              CA   92808   Single Family    Primary   Cash-out Refinance     Reduced      46.48   6.125    337,000
6514507034   STAUFFER          CA   95037   Single Family    Primary   Cash-out Refinance      Rapid       64.41   5.625    438,000
6515220538   DUVALL            CA   95008   Single Family    Primary       Refinance          Reduced      57.73   5.125    332,000
6515265236   SANTAYANA         NY   11377   Three Family     Primary        Purchase         Standard      80.00   6.000    520,000
6516710735   SHAMIEH           CA   94402   Single Family    Primary   Cash-out Refinance      Rapid       57.17   5.375    486,000
6516760292   LIEBERT           CA   90039   Single Family    Primary        Purchase          Reduced      80.00   5.625    360,000
6516896823   RANDLE            CA   94611   Single Family    Primary        Purchase         Standard      80.00   6.000    719,200
6519086968   DE GUZMAN         AR   72212        PUD         Primary       Refinance         Standard      80.00   5.250    308,000
6519660044   GOLLEHER          CA   92651        PUD         Primary       Refinance          Reduced      13.86   5.500    721,000
6521267804   MENNELLA          FL   33446        PUD         Primary        Purchase         Standard      61.37   5.250  1,000,000
6522160131   HEJMADI           CA   94087   Single Family    Primary        Purchase           Rapid       77.72   5.250    750,000
6524827596   HSIEH             CA   91030   Single Family    Primary       Refinance           Rapid       76.08   5.500    700,000
6526986796   PIERCY            CA   94025   Single Family    Primary       Refinance           Rapid       79.34   5.750    365,000
6527039710   AKELLA            CA   94577   Single Family    Primary        Purchase           Rapid       80.00   5.875    428,000
6527136342   EICHORN           CA   91741   Single Family    Primary       Refinance          Reduced      44.30   5.625    350,000
6527426354   REESE             CA   95382   Single Family    Primary       Refinance           Rapid       78.52   5.875    340,000
6528018143   BODLA             CA   94404   Single Family    Primary       Refinance           Rapid       79.51   5.875    493,000
6528562561   OESTERREICHER     IL   60089   Single Family    Primary       Refinance           Rapid       70.00   5.500    420,000
6533783541   SMITH             CO   80134   Single Family    Primary        Purchase           Rapid       80.00   5.250    448,000
6533798556   GAYHEART          CA   91384   Single Family    Primary       Refinance          Reduced      79.90   5.500    350,000
6534701831   GARRETT           CA   95125   Single Family    Investor      Refinance      All Ready Home   47.05   5.750    400,000
6534982175   BRUBAKER          CA   94133    Condominium     Primary       Refinance          Reduced      60.26   5.750    346,500
6535687799   PANJWANI          CA   94536        PUD         Primary       Refinance           Rapid       79.51   5.750    326,000
6537234889   BARBER            TN   37069        PUD         Primary       Refinance          Reduced      76.78   5.250    441,500
6538309912   MCMEEKIN          NV   89135        PUD         Primary        Purchase           Rapid       68.83   5.750    550,000
6539838422   OSPINA            CA   94018   Single Family    Primary   Cash-out Refinance    Standard      59.80   5.500    469,500
6540300560   ANANTUNI          AZ   85248        PUD         Primary       Refinance          Reduced      80.00   5.875    312,000
6542764359   WILCOXSON         CA   94611   Single Family    Primary   Cash-out Refinance     Reduced      57.02   5.875    350,700
6543138041   WASEEM            MD   21153        PUD         Primary       Refinance          Reduced      79.83   5.500    479,000
6544465997   KIERNAN           CA   95037   Single Family    Primary        Purchase           Rapid       76.27   5.500    450,000
6544668608   TEEL              CA   92270        PUD        Secondary       Purchase           Rapid       75.00   5.625    637,500
6544907899   COBB              NM   87111        PUD         Primary        Purchase           Rapid       79.99   5.125    740,000
6546523660   HOFFLICH          CA   90066   Single Family    Primary   Cash-out Refinance      Rapid       70.47   5.250    370,000
6546671048   HARRIS            IL   60015   Single Family    Primary       Refinance           Rapid       35.89   5.625    332,000
6547265022   WINER             IL   60622   Single Family    Primary       Refinance           Rapid       69.85   5.625    496,000
6547336559   KRUCZEK           NM   87506        PUD         Primary        Purchase           Rapid       80.00   5.375    663,200
6548232252   KUNDTZ            CA   95070   Single Family    Primary       Refinance         Standard      29.03   5.500    900,000
6548316055   RANDHAWA          CA   94553        PUD         Primary        Purchase         Standard      80.00   5.625    342,400
6548604054   ROY               MD   20878   Single Family    Primary        Purchase          Reduced      78.25   5.625    403,000
6549222864   DATA              CA   92625   Single Family    Investor       Purchase         Standard      55.00   5.750    566,500
6550303116   BARKER            CA   92014   Single Family    Primary        Purchase           Rapid       54.05   5.375    700,000
6551031922   LA RUE            CA   94025   Single Family    Primary       Refinance          Reduced      40.90   5.500    630,000
6552109453   WATERS            CA   94507   Single Family    Primary       Refinance          Reduced      43.15   5.500    410,000
6554062270   JONES             CA   94583        PUD         Primary   Cash-out Refinance      Rapid       45.33   5.500    374,000
6554408598   SCHEER            NC   27613        PUD         Primary        Purchase          Reduced      59.82   4.750    335,000
6555461810   JOHNSON           FL   34241        PUD         Primary   Cash-out Refinance    Standard      80.00   5.625    400,000
6555781753   BECKETT           CO   80111        PUD         Primary   Cash-out Refinance    Standard      80.00   5.625    368,000
6556727144   XU                CA   94536   Single Family    Primary       Refinance         Standard      80.00   5.875    512,000
6560424639   ANTONIETTI        CA   90278    Condominium     Primary       Refinance         Standard      79.72   5.875    409,000
6561588846   REZNIKOV          CA   94583   Single Family    Primary   Cash-out Refinance      Rapid       74.40   5.750    465,000
6562097391   JOHNSON           CA   94605   Three Family     Primary        Purchase         Standard      80.00   6.000    504,000
6562555570   KUO               CA   95070   Single Family    Primary       Refinance           Rapid       66.12   5.625    529,000
6562925914   MOTTAEZ           CA   94024   Single Family    Primary       Refinance         Standard      65.57   5.625    800,000
6563127551   FULFORD           CA   95112   Single Family    Primary        Purchase         Standard      80.00   5.750    400,000
6563605440   MANDELKER         MO   63124   Single Family    Primary       Refinance           Rapid       48.96   5.250    404,000
6564040381   DYM               WA   98112   Single Family    Primary       Refinance          Reduced      46.84   5.250    386,500
6565005276   LEVITCH           CA   94566        PUD         Primary       Refinance           Rapid       34.28   5.000    660,000
6565414320   NELICK            MD   20878        PUD         Primary       Refinance           Rapid       62.00   5.500    470,000
6565457337   KOMO              CA   94024   Single Family    Primary   Cash-out Refinance    Standard      67.95   5.375    600,000
6565690895   GORBACH           CA   95476   Single Family    Primary       Refinance           Rapid       77.14   5.625    405,000
6565856710   SNYDER            TN   37027        PUD         Primary       Refinance          Reduced      76.51   5.500    570,000
6566008006   BADOVINUS         CA   94103    Condominium     Primary       Refinance         Standard      70.07   5.375    480,000
6566034903   ALTOONIAN         CA   94117    Two Family      Primary       Refinance         Standard      70.00   5.375    665,000
6566652613   SHEN              CA   95035    Condominium     Primary        Purchase         Standard      79.99   5.375    345,784
6570724986   AYOLTE-BRENNAN    VA   22302   Single Family    Primary        Purchase          Reduced      80.00   6.000    339,200
6570940913   ROGOWSKI          CA   94127   Single Family    Primary       Refinance         Standard      58.57   6.000    369,000
6572255971   THOMAS            FL   32259        PUD         Primary        Purchase          Reduced      68.31   5.750    345,000
6572410402   ZIPKIN            MN   55305   Single Family    Primary       Refinance           Rapid       68.55   5.625    617,000
6572634431   HELLER            CA   94127        PUD         Primary       Refinance          Reduced      64.60   5.375    646,000
6573925796   VENARDOS          CA   90266   Single Family    Primary       Refinance           Rapid       47.58   5.500    571,000
6574959331   HOPEMAN           CA   94110    Two Family      Primary        Purchase         Standard      80.00   5.750    648,000
6575189821   CHIANG            CA   94539   Single Family    Primary       Refinance           Rapid       46.08   5.625    447,000
6575426454   MAESTOSO          CA   94952   Single Family    Primary       Refinance          Reduced      49.07   5.625    400,000
6576134867   GALVIN, JR.       MA   02452   Single Family    Primary        Purchase         Standard      80.00   6.125    420,720
6576165614   RAMONA            CA   95762   Single Family    Primary   Cash-out Refinance      Rapid       78.43   5.750    400,000
6576704164   BINNIE            FL   33433        PUD         Primary        Purchase          Reduced      80.00   5.625    404,000
6577161786   BELLAVIA          CA   94539   Single Family    Primary       Refinance         Standard      64.96   5.375    825,000
6586242585   VERMA             CA   95054   Single Family    Primary       Refinance          Reduced      74.32   5.500    386,500
6586775048   ANDREUS           VA   20151        PUD         Primary        Purchase          Reduced      80.00   5.875    357,800
6587290203   HOPPE             CA   94709   Single Family    Primary        Purchase         Standard      80.00   5.875    522,400
6588703386   MANCUSO, JR       CA   95032        PUD         Primary       Refinance          Reduced      70.00   5.875    490,000
6589215349   FETTY             CA   91604   Single Family    Primary       Refinance          Reduced      70.62   5.750    497,900
6589225207   BURTON            CA   94070   Single Family    Primary       Refinance      All Ready Home   74.94   5.375    498,400
6589825030   HARRIS            CA   95066   Single Family    Primary       Refinance          Reduced      72.61   5.375    403,000
6589903779   MACOMBER          CA   93110    Two Family      Primary        Purchase         Standard      80.00   6.000    549,900
6590491202   GREEN             CA   94507   Single Family    Primary       Refinance          Reduced      42.77   5.500    470,500
6591124448   PHILLIPS          CA   95030   Single Family    Primary   Cash-out Refinance    Standard      41.25   5.375    825,000
6591575029   MADSEN            AZ   85749   Single Family    Primary       Refinance           Rapid       78.12   5.625    500,000
6592291410   ARNOLD            CA   95409   Single Family    Primary        Purchase         Standard      79.89   6.125    488,000
6593036921   BROWN             CA   94403   Single Family    Primary        Purchase           Rapid       80.00   5.625    476,000
6593154443   RUVALCABA         CA   94103    Condominium     Primary       Refinance         Standard      80.00   5.500    380,000
6593912790   TOMKIEWICZ-SCRA   CA   95125   Single Family    Investor      Refinance          Reduced      60.20   6.000    301,000
6593956136   JACHINOWSKI       CA   94110    Two Family      Primary       Refinance         Standard      65.06   5.750    943,500
6594224765   STEINKE           NV   89451   Single Family    Primary   Cash-out Refinance     Reduced      62.50   5.250    750,000
6595369486   KASHUR            PA   15044   Single Family    Primary        Purchase           Rapid       67.06   5.375    448,000
6595691483   O'GRADY           CA   92009        PUD         Primary       Refinance           Rapid       71.55   5.500    390,000
6597859997   CHEN              CA   94002   Single Family    Primary       Refinance          Reduced      70.00   5.750    665,700
6598641493   BRESSLER          SC   29928        PUD         Primary       Refinance          Reduced      48.33   5.750    348,000
6599176002   BENFORD           CA   92705   Single Family    Primary       Refinance           Rapid       22.13   5.250    996,000
6600222324   KRAMER            IL   60062   Single Family    Primary        Purchase           Rapid       80.00   5.125    448,000
6600597311   URICH             CO   80302   Single Family    Primary       Refinance      All Ready Home   44.97   5.500    398,000
6603448546   BUCKLEY           IL   60126   Single Family    Primary        Purchase           Rapid       61.28   5.500    450,000
6607353809   GOOHS             DC   00020   Single Family    Primary   Cash-out Refinance      Rapid       50.64   5.000    390,000
6607720072   CABOT             CA   94024   Single Family    Primary       Refinance          Reduced      50.00   5.625    600,000
6608918915   FAUDMAN           CA   94939   Single Family    Primary       Refinance         Standard      57.97   5.125    782,607
6608955917   KASAD             CA   94555        PUD         Primary       Refinance           Rapid       67.68   5.375    365,500
6609159469   WANG              CA   94587   Single Family    Primary       Refinance           Rapid       63.15   5.375    360,000
6609634545   SWINT             NC   27358        PUD         Primary        Purchase         Standard      79.99   4.625    542,818
6611578441   RYAN              CA   92106   Single Family    Primary       Refinance          Reduced      52.77   5.875    353,600
6612002466   LEUNG             CA   94303   Single Family    Primary       Refinance           Rapid       71.01   5.750    976,500
6612236288   BONIFACE          SC   29926        PUD         Primary   Cash-out Refinance    Standard      75.00   6.250    465,000
6612291804   MUTH              IL   60089   Single Family    Primary       Refinance           Rapid       68.81   5.750    320,000
6612740339   PATEL             CA   95135   Single Family    Primary       Refinance          Reduced      51.19   5.375    386,000
6613004818   JAMSHIDIPOUR      CA   92653        PUD         Primary       Refinance         Standard      79.01   5.625    561,000
6614248703   KING              IL   60614   Single Family    Primary       Refinance           Rapid       69.21   5.375    796,000
6614845904   SU                CA   94022   Single Family    Primary       Refinance           Rapid       49.89   5.500    741,000
6615095905   SHERMAN           CA   91302        PUD         Primary   Cash-out Refinance     Reduced      35.31   5.125    415,000
6616625221   DANIEL JR.        CA   94506        PUD         Primary       Refinance         Standard      59.42   5.750    410,000
6616712227   SHUTE             AZ   85262        PUD         Primary       Refinance      All Ready Home   50.06   5.875    801,000
6617898140   SWYGERT           CA   92127        PUD         Primary        Purchase          Reduced      79.99   5.625    460,853
6618636895   WINTER            CA   91011   Single Family    Primary       Refinance           Rapid       55.31   5.125    437,000
6620135464   STAHL             CA   92648   Single Family    Primary        Purchase           Rapid       80.00   5.375    516,000
6620593860   STAAF             MD   20854        PUD         Primary       Refinance          Reduced      61.48   5.750    506,000
6620677952   RAISCH            CA   95120   Single Family    Primary       Refinance         Standard      53.84   5.750    525,000
6621838207   BALISY            CA   91011   Single Family    Primary       Refinance          Reduced      60.19   5.500    472,500
6622630728   BARSKY            CA   92037   Single Family    Primary       Refinance           Rapid       20.00   5.375    360,000
6623694517   BRAL              CA   90210   Single Family    Primary       Refinance         Standard      43.90   5.500    922,000
6624768542   LOVE              GA   30327   Single Family    Primary       Refinance          Reduced      57.94   5.250    507,000
6625242240   MOODY             CA   94702   Single Family    Primary        Purchase         Standard      80.00   5.125    348,000
6625325631   TYO               CA   93442        PUD         Investor      Refinance         Standard      55.48   5.875    354,798
6625402935   WONG              CA   94109  High-Rise Condo   Primary       Refinance           Rapid       70.00   5.875    385,000
6625766073   VARGAS            VA   20155        PUD         Primary       Refinance           Rapid       78.57   5.500    412,500
6625989931   FREEMAN           CA   95476   Single Family    Primary   Cash-out Refinance      Rapid       57.75   5.875    670,000
6627054387   JACOB             CA   92663   Single Family    Primary       Refinance           Rapid       45.34   5.250    370,000
6628250729   PENDRY            IL   60657    Two Family      Primary       Refinance           Rapid       60.22   5.500    542,000
6628339613   DRENNAN           IL   60010   Single Family    Primary   Cash-out Refinance      Rapid       70.00   5.375    700,000
6628666429   HASTINGS          MA   02420   Single Family    Primary   Cash-out Refinance    Standard      47.05   5.625    800,000
6629681807   SNIDER            CA   95126   Single Family    Primary        Purchase           Rapid       80.00   5.375    511,200
6630160767   ROBERTSON         FL   33467        PUD         Primary        Purchase          Reduced      80.00   5.250    448,000
6630450903   CHANG             CA   95129   Single Family    Primary       Refinance           Rapid       80.00   5.375    404,000
6631261721   KELLY             MO   63119   Single Family    Primary        Purchase           Rapid       80.00   5.625    516,320
6631361216   AMES              CA   90210   Single Family    Primary       Refinance         Standard      58.80   5.625    985,000
6631497358   QI                CA   92130    Condominium     Primary       Refinance           Rapid       72.43   5.375    402,000
6632322720   HUDSON            CA   95037        PUD         Primary       Refinance          Reduced      80.00   5.500    520,000
6632530090   PACKER            WA   98022   Single Family    Primary        Purchase           Rapid       80.00   5.625    400,000
6632647662   JACKSON           CA   95382   Single Family    Primary       Refinance          Reduced      80.00   6.000    548,000
6632846355   BINNIE            CA   92118   Single Family    Primary   Cash-out Refinance     Reduced      58.66   5.875    440,000
6633155186   ENGLISH           CA   92024   Single Family    Primary       Refinance           Rapid       68.27   5.625    990,000
6633735573   SCHWARTZ          CA   92660        PUD         Primary        Purchase          Reduced      80.00   5.375    496,000
6633776874   MCAULIFFE         TX   78733        PUD         Primary       Refinance          Reduced      62.05   5.250    484,000
6634308396   RONDENET          CA   94501   Single Family    Primary        Purchase           Rapid       80.00   5.500    344,000
6636985589   PANDYA            CA   94555        PUD         Primary       Refinance          Reduced      64.00   5.625    339,200
6637625085   MISSIORECK        CA   90266        PUD         Primary       Refinance          Reduced      51.75   5.750    383,000
6639264826   REE               CA   94109    Condominium     Primary        Purchase          Reduced      75.00   5.250    442,500
6640292659   JAFFE             CA   90272        PUD         Primary        Purchase         Standard      72.20   5.250  1,000,000
6641178659   ANTHONY           CA   92705        PUD         Primary   Cash-out Refinance      Rapid       41.27   5.875    485,000
6641838799   LIZARRAGA ORTIZ   CA   95122   Single Family    Primary        Purchase         Standard      80.00   5.625    336,000
6645665537   POLLOCK           CA   95476   Single Family    Primary        Purchase          Reduced      80.00   5.750    568,000
6646687597   DEPIERRO          CA   92629        PUD         Primary       Refinance          Reduced      64.84   5.250    333,960
6650212175   MAYELE            CA   94544   Single Family    Primary   Cash-out Refinance    Standard      63.80   5.750    335,000
6652207553   INGLE             CA   95070   Single Family    Primary       Refinance           Rapid       49.86   5.500    553,500
6653013778   DRIMMER           MD   20815   Single Family    Primary   Cash-out Refinance    Standard      70.00   5.375    490,000
6653262771   ELIAFAN           CA   90049   Single Family    Primary   Cash-out Refinance    Standard      60.49   5.625    650,341
6654166492   FISHER            CA   90266   Single Family    Primary        Purchase           Rapid       74.48   5.625  1,000,000
6654599155   MIDDAUGH          AZ   85255        PUD         Primary        Purchase          Reduced      80.00   5.625    370,400
6655267463   SCHURAWEL         CA   94566   Single Family    Primary       Refinance          Reduced      35.90   5.500    395,000
6655913538   CZYZ JR.          CA   94061   Single Family    Primary       Refinance           Rapid       68.29   5.750    560,000
6656812002   SCHMITZ IV        CA   94945   Single Family    Primary   Cash-out Refinance     Reduced      60.71   5.375    510,000
6657855935   KESAVAN           CA   95050   Single Family    Primary       Refinance           Rapid       79.66   5.625    470,000
6660149524   BRADY             FL   33957   Single Family   Secondary      Refinance         Standard      57.89   6.000    550,000
6662040945   NATHAN            CA   90069   Single Family    Primary       Refinance          Reduced      42.00   5.500    525,000
6663558689   FARRAR            CA   94563   Single Family    Primary       Refinance          Reduced      42.06   5.375    683,500
6664070940   TAGLIAFERRI       CA   94507   Single Family    Primary       Refinance         Standard      60.27   5.875    440,000
6664517213   CONSIDINE         CA   94107    Condominium     Primary        Purchase           Rapid       80.00   5.500    700,000
6664660294   POWELL            CA   95060   Single Family    Primary        Purchase           Rapid       80.00   5.125    633,600
6664848741   MATHUR            CA   94509   Single Family    Primary       Refinance          Reduced      79.29   5.750    337,000
6665677396   HOLCOMBE          CA   92679        PUD         Primary   Cash-out Refinance      Rapid       52.63   5.250    500,000
6666625410   STELLY            CA   94605        PUD         Primary       Refinance         Standard      69.23   5.500    450,000
6667032475   HARMAN            CA   94528   Single Family    Primary       Refinance           Rapid       64.08   5.750    505,000
6669235779   FILIPSKI          CA   94904   Single Family    Primary       Refinance          Reduced      37.50   5.500    412,500
6669859909   FREY              CA   90064   Single Family    Primary       Refinance          Reduced      69.13   5.500    560,000
6670304549   LEIGH             MN   55347        PUD         Primary       Refinance           Rapid       65.76   5.750    970,000
6670711610   CHU               CA   95014   Single Family    Primary       Refinance           Rapid       45.12   5.375    370,000
6671698758   WEYL              CA   94022   Single Family    Primary       Refinance      All Ready Home   29.85   5.500  1,000,000
6671968433   RAINEY            CA   91501   Single Family    Primary       Refinance           Rapid       78.94   5.625    450,000
6673962582   MONARK            CA   92075   Single Family    Primary   Cash-out Refinance     Reduced      39.66   5.750    595,000
6674465585   STILLWAGON        SC   29572   Single Family    Primary       Refinance      All Ready Home   24.10   5.250    638,700
6674828329   THOMAS            CA   92037   Single Family    Primary       Refinance          Reduced      30.12   5.750    361,500
6675641804   SCHINDLER         CA   92064   Single Family    Primary        Purchase         Standard      80.00   5.875    703,200
6679053345   FREIJE            CA   90265   Single Family    Primary        Purchase         Standard      53.69   5.750    800,000
6681046709   PICKER            CA   94568        PUD         Investor      Refinance         Standard      53.96   6.000    313,000
6681677743   LEUPOLD           CA   94025   Single Family    Primary       Refinance         Standard      50.26   5.500    475,000
6682507568   MATIJEVICH, JR.   CA   92625        PUD         Primary        Purchase         Standard      48.89   5.375  1,000,000
6683200445   RAMONA            CA   95120   Single Family    Primary       Refinance          Reduced      17.69   5.500    495,510
6684349316   LUTZ              CA   94404   Single Family    Primary       Refinance      All Ready Home   54.11   5.375    460,000
6685820224   KENNEDY           CA   95125   Single Family    Primary       Refinance      All Ready Home   80.00   5.500    580,000
6688010559   YU                CA   94303   Single Family    Primary       Refinance           Rapid       46.00   5.500    460,000
6691521881   MCDERMOTT         CA   94087   Single Family    Primary       Refinance          Reduced      48.71   5.375    475,000
6691996372   HOSTETTLER        TN   37215   Single Family    Primary   Cash-out Refinance      Rapid       65.21   5.125    750,000
6692032359   MAXWELL           CA   92009        PUD         Primary   Cash-out Refinance    Standard      72.99   5.875    500,000
6693913151   POPKY             CA   93940   Single Family    Primary       Refinance          Reduced      54.15   5.500    528,000
6694040350   FREDRICKSON       CA   94070   Single Family    Primary        Purchase           Rapid       80.00   5.625    617,600
6694676724   BERNER            MD   20878   Single Family    Primary       Refinance          Reduced      65.97   5.375    320,000
6695056116   CULLEN            CA   93950   Single Family    Primary       Refinance      All Ready Home   58.78   5.750    970,000
6695234622   WANG              CA   94108    Two Family      Primary       Refinance           Rapid       60.64   5.375    940,000
6696189817   HEDLEY            CA   95476   Single Family    Primary   Cash-out Refinance    Standard      55.68   5.875    490,000
6697789961   VINING            CA   90272        PUD         Primary       Refinance          Reduced      45.58   5.250    490,000
6697799804   CELA              CA   94507   Single Family    Primary       Refinance          Reduced      57.30   5.375    745,000
6698641906   HAAKE, JR         FL   34135        PUD         Primary        Purchase           Rapid       80.00   5.875    352,000
6699134828   FOWLER            CA   95121        PUD         Primary        Purchase           Rapid       80.00   5.375    680,000
6700105171   STEIN             CA   91387   Single Family    Primary       Refinance          Reduced      61.33   5.250    368,000
6700882860   PEARSON           CA   91364   Single Family    Primary        Purchase           Rapid       69.69   5.000    460,000
6705230180   MARTENS           CA   92562   Single Family    Primary        Purchase          Reduced      61.22   5.250    525,000
6705395801   HARTMAN           CA   91301   Single Family    Primary       Refinance         Standard      56.63   5.750    580,500
6705454434   CROWLEY           CA   95008    Two Family      Primary        Purchase         Standard      80.00   5.750    479,200
6708160822   VITI              IL   60622     Townhouse      Primary   Cash-out Refinance    Standard      74.10   5.750    352,000
6708169203   ANG               CA   90745   Single Family    Primary       Refinance          Reduced      82.59   6.000    337,000
6708908238   VELA              CA   92782        PUD         Primary   Cash-out Refinance      Rapid       61.29   5.375    475,000
6711237666   COSTA             CA   94022   Single Family    Primary       Refinance           Rapid       72.92   5.375    948,000
6712426060   HALPERN           CA   90402   Single Family    Primary       Refinance         Standard      33.33   5.375  1,000,000
6713023585   COLLINS           CA   90272   Single Family    Primary       Refinance           Rapid       76.43   5.750    600,000
6713154687   RAMSBACHER        CA   94107    Condominium     Primary       Refinance      All Ready Home   53.42   5.375    421,000
6713597224   KING              CA   94010   Single Family    Primary       Refinance      All Ready Home   32.36   5.750    890,000
6714338206   MORENO            CA   95138   Single Family    Primary       Refinance           Rapid       68.49   5.750  1,000,000
6715160963   HONTALAS          CA   94044   Single Family    Primary   Cash-out Refinance      Rapid       74.19   5.500    463,000
6715777394   WEBB              IL   60045   Single Family    Primary       Refinance           Rapid       79.50   5.625    481,000
6716138158   OMENS             CA   92130   Single Family    Primary       Refinance           Rapid       59.44   5.375    535,000
6716383689   PAGE              CA   90274   Single Family    Primary        Purchase         Standard      80.00   5.875    600,000
6716488819   SULLIVAN          CA   95006   Single Family    Investor      Refinance          Reduced      65.09   5.875    358,000
6717397696   NOVEN             CO   80220   Single Family    Primary       Refinance           Rapid       75.32   5.250    403,000
6718881250   HUDSON            NC   27516   Single Family    Primary   Cash-out Refinance    Standard      56.00   5.250    350,000
6719905439   SIMPSON           CA   93105   Single Family    Primary       Refinance          Reduced      67.79   5.750    400,000
6721294632   RUSSELL, JR.      CA   94062   Single Family    Primary       Refinance      All Ready Home   26.93   5.750    808,000
6721391198   SULMONT           NJ   07090   Single Family    Primary        Purchase         Standard      90.00   4.375    377,100
6725139031   STEELE            CA   94105    Condominium     Primary       Refinance           Rapid       79.56   5.625    549,000
6725204595   COOKE             CA   94539   Single Family    Primary       Refinance           Rapid       72.22   5.375    650,000
6725280165   VESPI             FL   34109        PUD         Primary       Refinance          Reduced      76.84   5.750    365,000
6726940601   MCDONALD, III     CA   95128   Single Family    Primary       Refinance           Rapid       65.55   5.500    354,000
6728437028   BAJAJ             CA   94568        PUD         Primary       Refinance           Rapid       69.67   5.750    540,000
6728607349   FORCHETTI         IL   60062   Single Family    Primary        Purchase          Reduced      51.33   5.250    375,000
6730738066   SIVARAM           CA   95030   Single Family    Primary   Cash-out Refinance    Standard      45.45   5.375  1,000,000
6731013436   RUBY              IL   60613   Single Family    Primary       Refinance         Standard      79.28   5.500    333,000
6731146590   PARKER            CA   92677        PUD         Primary       Refinance          Reduced      69.48   5.750    469,000
6732005563   PUSKAS            CA   94610   Single Family    Primary       Refinance           Rapid       44.23   5.250    460,000
6733438524   GREENE            CA   90278    Condominium     Primary       Refinance           Rapid       69.29   5.375    343,000
6735351550   SKWERES           IL   60025   Single Family    Primary        Purchase           Rapid       79.61   5.750    400,000
6735434208   MULLEN            CA   93953   Single Family    Primary        Purchase           Rapid       73.79   5.625    845,000
6736056299   ANDRIOLA          CA   94965    Two Family      Primary       Refinance          Reduced      47.50   5.750    475,000
6736624344   HINDE             CA   95405        PUD         Primary       Refinance         Standard      73.84   5.625    480,000
6738528709   NORMANDY          CA   94080   Single Family    Primary       Refinance         Standard      79.57   5.875    448,000
6738761946   CHUNG             CA   92833   Single Family    Primary       Refinance           Rapid       69.32   5.250    409,000
6738771424   RAMAN             CA   95014   Single Family    Primary       Refinance          Reduced      78.39   5.750    595,788
6739299722   SHMIDT            CA   94040   Single Family    Primary       Refinance           Rapid       57.67   5.500    650,000
6739587555   JONES             SC   29928        PUD         Primary       Refinance          Reduced      51.91   5.125    379,000
6741133349   BROWN             CA   94947        PUD         Investor       Purchase         Standard      76.15   6.000    346,500
6741736885   IRVINE            FL   33957   Single Family   Secondary       Purchase           Rapid       80.00   5.375    424,000
6741748229   PATEL             TX   77469        PUD         Primary        Purchase          Reduced      80.00   5.750    499,200
6742085662   TESORO            CA   92008        PUD         Primary       Refinance         Standard      79.57   6.000    469,500
6743713650   LIU               CA   94539        PUD         Primary        Purchase           Rapid       80.00   5.375    664,000
6745236239   CARR              WA   98146   Single Family    Primary       Refinance          Reduced      69.94   5.625    566,550
6745471927   YING              CA   95014   Single Family    Primary       Refinance           Rapid       54.80   5.375    539,800
6746574703   ZHU               CA   92130    Condominium     Primary       Refinance           Rapid       77.80   5.375    389,000
6746745097   ZAMPI             VA   23455        PUD         Primary        Purchase          Reduced      90.00   5.625    306,000
6746982070   OCAMPO            CA   95020   Single Family    Primary       Refinance         Standard      49.71   5.375    435,000
6747261771   THOMPSON          CA   90045   Single Family    Primary       Refinance           Rapid       73.88   5.750    430,000
6747424346   LESTER            CA   94588   Single Family    Primary        Purchase           Rapid       80.00   5.750    342,400
6747767652   LOWELL            NC   28786   Single Family    Primary   Cash-out Refinance     Reduced      80.00   5.500    360,800
6749440126   SOMAN             CA   95126   Single Family    Primary        Purchase         Standard      80.00   5.625    335,200
6749663925   POLETTI           SC   29464        PUD         Primary       Refinance          Reduced      33.65   5.375    639,500
6749883846   POLITE            CA   94941   Single Family    Primary       Refinance           Rapid       49.73   5.375    945,000
6750039510   PALAPARTY         CA   91320        PUD         Primary        Purchase          Reduced      72.22   4.625    340,000
6750491034   AMLING            CA   92886        PUD         Primary       Refinance           Rapid       79.34   5.500    365,000
6753328910   MCCORMACK         CA   95120   Single Family    Primary       Refinance          Reduced      32.35   5.625    647,000
6753385597   POTHULOORI        NE   68516   Single Family    Primary       Refinance           Rapid       80.00   5.500    448,000
6756542772   SANDHU            CA   94539        PUD         Primary       Refinance          Reduced      30.66   5.250    437,000
6758045741   CROSSLIN          CA   94117   Three Family     Primary       Refinance         Standard      59.09   6.250    650,000
6758333675   MARTINEZ          CA   94061   Single Family    Primary        Purchase         Standard      80.00   5.875    552,000
6758873506   TRAUTMAN          CA   94024   Single Family    Primary        Purchase           Rapid       53.84   5.625    700,000
6761186359   KRISHNASWAMI      CA   95136        PUD         Primary       Refinance          Reduced      79.92   5.375    565,500
6761848099   SIBBITT           CA   96145   Single Family   Secondary      Refinance         Standard      79.80   5.500    320,000
6762847561   NARITA            CA   94044        PUD         Primary       Refinance           Rapid       77.36   5.500    588,000
6765120925   KOTHARI           CA   94065        PUD         Primary       Refinance           Rapid       77.58   5.750    523,700
6765698813   WARMAN, JR.       CA   94402   Single Family    Primary       Refinance          Reduced      73.15   5.750    695,000
6766405366   GITLES            IL   60025   Single Family    Primary       Refinance           Rapid       59.67   5.500    370,000
6766439811   FERRER            VA   22102   Single Family    Primary       Refinance           Rapid       48.00   5.125    960,000
6766667858   GOODELL           CA   95125   Single Family    Primary   Cash-out Refinance    Standard      80.00   5.750    500,000
6766714841   HOWTON            CA   92029   Single Family    Primary       Refinance          Reduced      57.17   5.375    506,000
6766777947   HAN               CA   94539   Single Family    Primary       Refinance           Rapid       75.32   5.375    580,000
6768842376   HOWIE             CA   92881   Single Family    Primary       Refinance         Standard      57.20   5.875    457,600
6769458974   CLEM              SC   29455        PUD        Secondary       Purchase           Rapid       80.00   5.000    458,000
6769561819   CHAMBERLIN        CA   94901        PUD         Primary       Refinance           Rapid       63.04   5.250    725,000
6770187026   KELFER            FL   33626   Single Family    Primary        Purchase           Rapid       80.00   5.500    312,000
6770425723   BHAGWAT           CA   95035        PUD         Primary       Refinance           Rapid       78.88   5.875    426,000
6770690193   SALUD             CA   94539        PUD         Primary       Refinance          Reduced      44.00   5.500    440,000
6771170336   TUNG              CA   94568        PUD         Primary       Refinance          Reduced      78.74   5.500    426,000
6771595268   DEPEW             FL   34202        PUD         Primary        Purchase          Reduced      76.36   5.375    420,000
6771646376   MITLOFF           CA   94019   Single Family    Primary        Purchase           Rapid       79.67   5.375    463,700
6772068695   ANAND             CA   94303        PUD         Primary        Purchase           Rapid       79.99   5.750    479,900
6772446388   SHIROL            CA   95135   Single Family    Primary       Refinance           Rapid       79.78   5.375    435,200
6773556375   LEWIS             CO   80550   Single Family    Primary   Cash-out Refinance      Rapid       69.93   5.375    570,000
6773712895   ZENGER            MA   02030   Single Family    Primary       Refinance           Rapid       61.28   5.750    383,000
6775388017   JOHNSON           CA   92705   Single Family    Primary        Purchase         Standard      80.00   5.875    500,000
6775730903   WILLIAMS          CA   95014   Single Family    Primary       Refinance           Rapid       45.38   5.625    998,411
6776168186   RICH              CA   90274   Single Family    Primary       Refinance      All Ready Home   54.04   5.500    594,500
6777281020   RAMIREZ           CA   95131   Single Family    Primary       Refinance      All Ready Home   66.78   5.875    327,222
6778468212   COMBS             CA   95445   Single Family    Primary        Purchase          Reduced      78.94   5.625    750,000
6778596822   CAREY             CA   92835        PUD         Primary        Purchase          Reduced      67.80   5.500    495,000
6779978284   BHATT             MD   20817   Single Family    Primary       Refinance           Rapid       79.66   5.500    478,000
6780100225   BEASLEY, MD       IL   60605    Condominium    Secondary       Purchase           Rapid       80.00   5.625    520,000
6780853807   BERRY             CA   92660        PUD         Primary        Purchase         Standard      75.00   6.000    553,125
6781579344   ALLEN             FL   32223   Single Family    Primary       Refinance         Standard      62.28   5.875    398,605
6781939308   CASTELEIN         CA   94506        PUD         Primary       Refinance          Reduced      53.79   5.500    390,000
6782933920   SINGH             CA   95130   Single Family    Primary        Purchase           Rapid       80.00   5.500    452,000
6783251017   WONG              CA   94402   Single Family    Primary       Refinance          Reduced      77.87   5.875    514,000
6783373852   GORDON            SC   29926        PUD        Secondary      Refinance          Reduced      67.28   5.500    471,004
6785729051   CHAO              CA   94501   Single Family    Primary        Purchase          Reduced      80.00   5.750    462,400
6786276326   KIM               CA   95129   Single Family    Primary       Refinance          Reduced      41.20   5.625    515,000
6786726759   KOLLIPARA         CA   95148   Single Family    Primary       Refinance         Standard      77.41   5.875    480,000
6788373006   FURLOW            IL   60647   Single Family    Primary        Purchase           Rapid       74.53   5.625    600,000
6788428065   HUBACKER          CT   06432   Single Family    Primary        Purchase          Reduced      79.48   4.125    387,500
6788554662   HUTTER            CA   93065        PUD         Primary   Cash-out Refinance    Standard      59.52   5.625    500,000
6789800726   GEORGE            CA   92024        PUD         Primary       Refinance           Rapid       75.00   4.875    450,000
6790534215   ROBERTS           CA   92630        PUD         Primary       Refinance           Rapid       76.30   5.875    425,000
6791579391   KARUNAKARAN       CA   95135        PUD         Primary       Refinance           Rapid       61.72   5.375    500,000
6791759241   VALI              CA   92625    Condominium     Primary       Refinance           Rapid       80.00   5.500    748,000
6793511343   SAVOIE            FL   34202        PUD         Primary        Purchase          Reduced      80.00   5.500    346,400
6794408002   MA                CA   94588        PUD         Primary       Refinance           Rapid       66.93   5.625    415,000
6794778024   PESCHEL           MN   55340   Single Family    Primary   Cash-out Refinance      Rapid       66.26   5.875    550,000
6795276010   MARKS             DC   20002   Single Family    Primary       Refinance          Reduced      78.75   5.625    315,000
6795590444   FRANGENTE         CA   92692        PUD         Primary        Purchase           Rapid       80.00   5.500    520,000
6795897658   TOOMEY            WA   98056   Single Family    Primary       Refinance          Reduced      74.21   5.500    337,700
6796855085   SABIA             CO   80015        PUD         Primary        Purchase          Reduced      80.00   5.625    412,000
6797190128   SAMAK             CA   95008   Single Family    Primary       Refinance      All Ready Home   79.79   5.875    474,761
6799126344   ENGFER            IL   60010   Single Family    Primary       Refinance           Rapid       69.81   5.750    366,550
6800726546   TAYLOR, JR.       CA   94541   Single Family    Primary   Cash-out Refinance    Standard      70.00   5.750    455,000
6801748788   LUO               CA   94539        PUD         Primary       Refinance           Rapid       50.58   5.000    607,000
6802007689   PELTZ             IL   60022   Single Family    Primary       Refinance           Rapid       57.14   5.125    800,000
6802375474   ELLIOTT, JR.      FL   33037   Single Family   Secondary      Refinance          Reduced      30.08   5.500    692,000
6802750304   ROBERTS           FL   33330   Single Family    Primary        Purchase           Rapid       86.79   7.750    455,179
6805153837   SILVERSTEIN       CA   95070   Single Family    Primary       Refinance          Reduced      23.33   5.500    700,000
6805165047   SCHILLING, JR.    CA   94402   Single Family    Primary       Refinance         Standard      75.29   5.375    640,000
6805681365   BELSKI            NC   27817        PUD         Primary       Refinance          Reduced      80.00   5.500    352,000
6810357936   HAMADE            CA   92672        PUD         Primary       Refinance           Rapid       71.81   5.375    395,000
6810596657   LAROSA            CA   94551   Single Family    Primary       Refinance           Rapid       69.79   5.500    506,000
6811994810   PURTELL           MA   01915   Single Family    Primary        Purchase         Standard      80.00   5.875    448,000
6813283592   HICKS             VA   22312   Single Family    Primary       Refinance          Reduced      86.85   5.500    308,335
6814541758   HERMAN            MD   21046        PUD         Primary       Refinance      All Ready Home   67.33   5.625    331,961
6814863913   HINZE             CA   95124   Single Family    Primary       Refinance           Rapid       68.51   5.500    346,000
6815337925   GLEAN             CA   94015   Single Family    Primary       Refinance           Rapid       66.31   5.500    381,300
6815670002   MENTAS            CA   92651        PUD         Primary       Refinance          Reduced      27.85   5.875    390,000
6816834532   TATE              CA   94063   Single Family    Primary        Purchase           Rapid       80.00   5.750    384,000
6818697960   BLUMENFELD        CA   94402        PUD         Primary   Cash-out Refinance     Reduced      57.14   5.875    400,000
6818998038   CLAPP             CA   93110   Single Family   Secondary       Purchase          Reduced      28.00   5.750    604,800
6819418390   JENGO             CA   94526        PUD         Primary       Refinance           Rapid       40.00   5.375    340,000
6820116348   COMMINS           CA   94583        PUD         Primary       Refinance         Standard      59.10   5.375    591,000
6823921645   KRISTOFF          SC   29926        PUD         Primary       Refinance           Rapid       62.50   5.250  1,000,000
6825222703   PRESSLER          CA   90068   Single Family    Primary       Refinance         Standard      67.90   5.875    730,000
6825268607   JACOBSON          CA   94610   Single Family    Primary        Purchase           Rapid       80.00   5.750    608,000
6825361279   ACKERMAN          CA   90046   Single Family    Primary       Refinance          Reduced      64.56   5.875    481,000
6825733063   HAMOUDI           CA   95624   Single Family    Primary   Cash-out Refinance    Standard      80.00   5.875    378,400
6827438026   AZAR              CA   91307        PUD         Primary       Refinance          Reduced      48.86   5.625    368,925
6829667648   KEELE             CA   94010   Single Family    Primary       Refinance          Reduced      60.74   5.375    650,000
6833023275   SERAFICA          CA   92887   Single Family    Primary   Cash-out Refinance     Reduced      61.06   5.125    400,000
6833205799   KASAI             CA   92067        PUD         Primary       Refinance           Rapid       49.57   5.750    867,500
6834056902   DUPREE            NC   28031        PUD         Primary       Refinance         Standard      64.75   5.250    391,139
6834861483   LUI               IL   60045   Single Family    Primary        Purchase          Reduced      62.47   4.750    499,500
6835216133   HARRIS            AZ   85250        PUD         Primary   Cash-out Refinance    Standard      80.00   5.250    320,000
6835278968   ADAMS             CA   92210        PUD         Primary       Refinance           Rapid       44.44   5.875    800,000
6836010253   PYNE              IL   60622   Single Family    Primary        Purchase           Rapid       74.56   5.625    425,000
6836058542   FELITON JR.       CA   91206   Single Family    Primary       Refinance           Rapid       79.52   5.500    672,000
6838889894   KIRBY             CO   80126        PUD         Primary       Refinance      All Ready Home   63.32   5.500    480,000
6839256341   ZEBE              CA   95037   Single Family    Primary        Purchase           Rapid       75.00   5.875    483,750
6839829972   EARLE             CA   94025   Single Family    Primary        Purchase         Standard      40.91   5.125    716,000
6841720771   CAMPBELL          IL   60093   Single Family    Primary       Refinance           Rapid       41.52   5.625    980,000
6842234194   SCURIC            CA   90049   Single Family    Primary       Refinance         Standard      39.25   5.750    516,200
6842399559   HILLMAN           CA   93401   Single Family   Secondary       Purchase           Rapid       80.00   5.500    504,000
6843093771   POOLE             CA   94010   Single Family    Primary       Refinance          Reduced      67.40   5.375    471,800
6843330470   SMITH             GA   30062        PUD         Primary       Refinance          Reduced      49.05   5.375    390,000
6844000650   RETES             NY   11560   Single Family    Primary        Purchase         Standard      80.00   6.000    404,000
6844721297   RYAN              CA   90505   Single Family    Primary        Purchase           Rapid       79.95   5.375    399,000
6844967890   SCHAEFFER         CA   94107    Condominium     Primary       Refinance          Reduced      71.82   5.750    330,400
6845642674   HULSEBUS          NV   89511        PUD         Primary        Purchase          Reduced      79.99   5.500    615,234
6845646303   DHAMIJA           CA   90605        PUD         Primary       Refinance           Rapid       48.66   6.000    730,000
6845890430   KUMAR             CA   94539   Single Family    Primary       Refinance           Rapid       69.92   5.375    493,000
6847192850   MATTSON           IL   60045   Single Family    Primary       Refinance           Rapid       72.00   5.750    864,000
6847443089   HAWKINS           CA   92024   Single Family    Primary       Refinance      All Ready Home   36.89   5.250    535,000
6847813687   WONG              CA   95070   Single Family    Primary   Cash-out Refinance    Standard      31.80   5.375    800,000
6848609886   ECONOMOU          FL   34236        PUD         Primary       Refinance           Rapid       37.03   4.875  1,000,000
6849607889   WESTERBECK        IL   60559   Single Family    Primary   Cash-out Refinance      Rapid       77.66   5.500    400,000
6851428430   MANNE             FL   34110        PUD         Primary       Refinance           Rapid       64.64   5.250    490,000
6851832383   MEI               CA   94568        PUD         Primary       Refinance          Reduced      77.37   5.500    394,607
6853123039   DANIELS, III      SC   29412        PUD         Primary       Refinance          Reduced      79.38   5.375    381,040
6853599279   MALLIPEDDI        CA   95135   Single Family    Primary       Refinance           Rapid       80.00   5.250    664,000
6854550164   COSTALES          CA   90275   Single Family    Primary       Refinance          Reduced      61.18   5.750    559,805
6854701601   DALEY             CA   92660        PUD         Primary       Refinance          Reduced      52.52   5.500    525,250
6855152697   MUDRAK            CA   95037        PUD         Primary        Purchase           Rapid       79.99   5.875    319,999
6855212533   WANG              CA   95054        PUD         Primary       Refinance           Rapid       75.47   5.500    400,000
6855265622   HANSEN            CA   94065        PUD         Primary       Refinance          Reduced      71.79   5.875    700,000
6855970536   HAMADA            CA   92648        PUD         Primary       Refinance           Rapid       80.00   5.500    620,000
6856004368   KERNS             CA   94070   Single Family    Primary       Refinance          Reduced      38.67   5.750    350,000
6856528903   PERI              CA   94022   Single Family    Primary       Refinance           Rapid       36.58   5.750    750,000
6857760364   HUBLEY            CA   95060        PUD        Secondary      Refinance          Reduced      55.55   5.125    400,000
6858444893   GRIFFIN           GA   30215        PUD         Primary   Cash-out Refinance      Rapid       76.48   5.250    348,000
6859721596   ADERHOLD          CA   95138   Single Family    Primary   Cash-out Refinance     Reduced      46.95   5.125    655,000
6861436464   MOHIDEEN          VA   20120        PUD         Primary        Purchase          Reduced      80.00   5.000    345,600
6862702856   MCBRIDE           CA   94002   Single Family    Primary   Cash-out Refinance      Rapid       53.84   5.375    350,000
6863958291   JAMISON           CA   95120   Single Family    Primary       Refinance         Standard      80.00   5.875    875,200
6865032087   EATON             CA   92651   Single Family    Primary        Purchase           Rapid       80.00   4.625    692,000
6865045337   CLARKE            CA   95124   Single Family    Primary       Refinance          Reduced      63.63   5.250    350,000
6865545013   HOLLINGER         OK   74137   Single Family    Primary        Purchase          Reduced      80.00   5.125    417,200
6867232362   BOUQUET           TX   78132        PUD         Primary        Purchase          Reduced      80.00   5.250    400,000
6868061711   NIHIRA            TX   75219   Single Family    Primary       Refinance          Reduced      79.86   5.375    471,200
6868433274   CELLI             CA   94566   Single Family    Primary   Cash-out Refinance    Standard      44.37   5.750    599,000
6868532331   D'AMOUR           CA   92122        PUD         Primary        Purchase          Reduced      80.00   5.625    379,600
6869510344   TANG              CA   94024   Single Family    Primary       Refinance           Rapid       63.74   5.250    988,000
6870601306   ALBERT            CA   90266   Single Family    Primary       Refinance           Rapid       74.60   5.500    858,000
6872624785   SMITH             DE   19971   Single Family   Secondary  Cash-out Refinance    Standard      70.00   5.625    395,500
6872762122   DUARTE            CA   94303   Single Family    Primary        Purchase           Rapid       80.00   5.625    352,000
6872821738   BAUMAN            CA   94960   Single Family    Primary   Cash-out Refinance    Standard      44.74   5.500    536,990
6874154740   SHEETS            CA   92131   Single Family    Primary        Purchase           Rapid       80.00   5.500    384,000
6874834762   HIRAHARA M.D.     CA   95670        PUD         Primary   Cash-out Refinance      Rapid       75.00   5.500    408,750
6876466324   BAYER             CA   94110   Single Family    Primary       Refinance         Standard      66.04   5.500    317,000
6878340451   PAGE              VA   22180   Single Family    Primary       Refinance          Reduced      58.78   5.250    367,383
6878995155   WEBSTER           CA   94533   Single Family    Primary        Purchase          Reduced      80.00   5.375    343,200
6883197854   LAWLER            CA   92653        PUD        Secondary       Purchase         Standard      80.00   5.750    399,920
6887571724   THAYER            CA   92660        PUD         Primary       Refinance           Rapid       64.30   5.125    836,000
6888597041   RAYMOND           CA   94070    Condominium     Primary        Purchase         Standard      80.00   5.875    328,000
6890582650   GEARY             CA   92625    Condominium     Primary       Refinance           Rapid       65.03   5.500    504,000
6890913020   CHAN              CA   95134    Condominium     Primary       Refinance          Reduced      79.20   5.625    396,000
6891811876   MEYER             CA   96146   Single Family   Secondary      Refinance         Standard      39.88   5.375    335,000
6895206081   CRIPE             CA   92627        PUD         Primary       Refinance           Rapid       70.00   5.875    357,700
6900335008   KNOX              CA   93923   Single Family    Primary       Refinance           Rapid       31.89   5.500    850,000
6900796076   KRAMER            CA   94550   Single Family    Primary       Refinance          Reduced      80.00   6.125    352,000
6901876265   BROWN             CA   94301   Single Family    Primary       Refinance           Rapid       73.70   5.625    995,000
6902071346   KAPLAN            DE   19930        PUD        Secondary      Refinance         Standard      31.25   6.250    969,000
6902227195   BENKOSKI          CA   94025   Single Family    Primary       Refinance      All Ready Home   40.94   5.625    778,000
6905374903   MONTALBO          CA   94588   Single Family    Primary        Purchase           Rapid       75.00   5.500    337,500
6906802274   HALUALANI         CA   94403   Single Family    Primary       Refinance          Reduced      51.00   5.875    510,000
6907469214   DILEMBO           WA   98146   Single Family    Primary        Purchase          Reduced      80.00   4.375    347,960
6907483009   WHEELER           CA   92117    Condominium     Primary        Purchase           Rapid       80.00   5.750    352,000
6910043311   GUILLEN           CA   93003   Single Family    Primary   Cash-out Refinance    Standard      79.20   5.750    400,000
6911883871   SAMAHA            NC   27612   Single Family    Primary       Refinance          Reduced      78.56   5.250    459,600
6912085757   PONGE             CA   94591   Single Family    Primary       Refinance          Reduced      79.36   5.750    313,500
6914153397   ROHAM             CA   95136    Condominium     Primary       Refinance           Rapid       74.34   5.875    342,000
6914782799   MERKWAN           CA   92648        PUD         Primary       Refinance           Rapid       43.62   4.875    523,500
6915739137   HODGE             DC   20008   Single Family    Primary       Refinance           Rapid       48.75   5.375    975,000
6919944527   CASSITY           CA   92692        PUD         Primary        Purchase           Rapid       80.00   5.375    468,000
6920685937   SHEIKH            OR   97221   Single Family    Primary        Purchase          Reduced      80.00   5.375    372,000
6921764566   MELARA            CA   94553   Single Family    Primary       Refinance         Standard      80.00   5.750    400,000
6922698722   PHELAN            CA   94015        PUD         Primary        Purchase           Rapid       80.00   5.625    340,000
6922841900   AANNESTAD         CA   92130   Single Family    Primary        Purchase         Standard      80.00   5.250    480,800
6923092388   CHAN              CA   94015   Single Family    Primary       Refinance           Rapid       68.82   5.625    382,000
6924416487   TAYLOR            CA   92651   Single Family    Primary       Refinance         Standard      43.47   6.125  1,000,000
6924538751   MURPHY            IL   60462   Single Family    Primary       Refinance          Reduced      62.18   5.750    342,000
6925189042   CHEEKS            VA   23140        PUD         Primary        Purchase          Reduced      80.00   5.000    356,000
6925479583   JEW               CA   94517        PUD         Primary        Purchase         Standard      84.50   5.375    384,500
6927275385   HOEBER            CA   94024   Single Family    Primary       Refinance          Reduced      37.70   5.375    697,500
6928366365   GOETSCH           CA   94107  High-Rise Condo   Primary        Purchase           Rapid       80.00   5.125    344,000
6929245303   DODD              CA   94506        PUD         Primary       Refinance           Rapid       54.76   5.000    534,000
6930165060   THOMAS            CA   94131   Single Family    Primary       Refinance           Rapid       62.18   5.875    684,000
6930191355   WRIGHT            CA   95124   Single Family    Primary        Purchase           Rapid       80.00   5.750    403,200
6930664195   BAYLES            FL   34997        PUD         Primary       Refinance          Reduced      76.14   5.500    434,000
6931200551   EVANS, II         CA   94040   Single Family    Primary       Refinance           Rapid       38.46   5.625    500,000
6931280363   DETTMER           CA   94960   Single Family    Primary        Purchase          Reduced      80.00   6.250    588,800
6932074120   KELLEHER          CA   94118    Condominium     Primary       Refinance          Reduced      48.10   5.125    454,600
6932386714   GARCIA            CA   91775   Single Family    Primary        Purchase          Reduced      80.00   5.375    340,000
6932527887   GUPTA             CA   95129   Single Family    Primary       Refinance           Rapid       70.06   5.500    515,000
6932656694   FEDOTOV           CA   94121    Condominium     Primary       Refinance           Rapid       80.00   5.500    488,000
6933175744   SINAI             PA   19066   Single Family    Primary       Refinance         Standard      69.69   5.500    324,100
6935351640   KIRKHORN          CA   94707   Single Family    Primary       Refinance          Reduced      25.44   5.875    360,000
6937089784   OZA               CA   95134    Condominium     Primary       Refinance           Rapid       76.44   5.750    409,000
6937261375   O'CONNELL         CA   92667        PUD         Primary       Refinance      All Ready Home   54.50   5.750    545,000
6939710684   FERRONE           NJ   07401   Single Family    Primary        Purchase          Reduced      80.00   5.125    430,000
6939911746   VEJENDLA          CA   95035    Condominium     Primary        Purchase           Rapid       80.00   5.625    340,000
6940311076   CHUN              CA   94133    Condominium     Primary        Purchase           Rapid       79.99   5.375    485,818
6940841841   DE LOS ANGELES    CA   90232    Condominium     Primary        Purchase           Rapid       80.00   5.375    311,200
6941493998   BERGMAN           IL   60035   Single Family    Primary       Refinance           Rapid       63.03   5.500    520,000
6941792779   GARRETT           CA   95125   Single Family    Primary   Cash-out Refinance    Standard      58.88   5.625    588,855
6942019446   KELLY             CA   95070   Single Family    Primary   Cash-out Refinance    Standard      27.77   5.625    750,000
6942876662   BRUNEAULT         CA   95138   Single Family    Primary       Refinance         Standard      57.69   5.500    750,000
6943143286   ISSAKOV           CA   94303    Condominium     Primary       Refinance           Rapid       80.00   6.000    488,000
6943328184   MUSCARELLO        AZ   85268        PUD        Secondary      Refinance           Rapid       53.75   5.250    430,000
6943450012   MURPHY            CA   94507        PUD         Primary       Refinance           Rapid       50.27   5.500    583,200
6945459359   MEHRING           IL   60614    Condominium     Primary       Refinance           Rapid       57.55   5.375    400,000
6945886064   MATTHEWS          CA   95118        PUD         Primary   Cash-out Refinance    Standard      80.00   5.625    348,000
6945900873   BORZI             CA   95060   Single Family    Primary        Purchase         Standard      80.00   5.375    628,000
6946216451   MODY              CA   94086    Condominium     Primary       Refinance          Reduced      58.18   5.750    320,000
6947368715   HUBBARD           CA   94022   Single Family    Primary       Refinance         Standard      29.50   5.750    413,000
6948676553   RILEY             CA   93950   Single Family   Secondary      Refinance      All Ready Home   77.19   5.875    352,000
6949936394   HALEY             CA   94506        PUD         Primary       Refinance          Reduced      54.04   5.500    354,000
6950211810   SCHMIDT           CA   94517   Single Family    Primary        Purchase         Standard      80.00   5.125    353,600
6950829413   GUERRERO          CA   94560   Single Family    Primary        Purchase         Standard      90.00   5.625    373,500
6951207718   MICHAUD           NC   28211   Single Family    Primary        Purchase          Reduced      62.06   5.125    450,000
6951695169   GILLETTE          CA   92025   Single Family    Primary       Refinance          Reduced      51.23   5.625    310,000
6952240205   BRATTON,III       GA   30327   Single Family    Primary        Purchase          Reduced      80.00   5.625    680,000
6954176209   SMITH             IL   60091   Single Family    Primary       Refinance           Rapid       51.76   5.375    308,000
6954346851   KARFIOL           CA   90036   Single Family    Primary   Cash-out Refinance     Reduced      59.34   5.375    365,000
6954632748   ROHDE             WI   53045   Single Family    Primary       Refinance         Standard      79.05   5.625    468,000
6956047507   WISE              VA   22101        PUD         Primary   Cash-out Refinance     Reduced      39.03   5.500    341,567
6956154287   SHERMAN           CA   92677   Single Family    Primary   Cash-out Refinance    Standard      69.69   5.625    690,000
6957267138   ROBERTS           CA   93420        PUD         Primary       Refinance         Standard      79.12   5.500    486,600
6958012699   THAU              CA   94025   Single Family    Primary       Refinance         Standard      55.55   5.500    750,000
6958101641   LANE              IL   60521   Single Family    Primary       Refinance           Rapid       50.00   5.750    350,000
6958546134   BERTOLLI          CA   94708   Single Family    Primary       Refinance           Rapid       54.43   5.375    509,000
6959258432   MEINARDUS         CA   91214   Single Family    Primary       Refinance          Reduced      47.23   5.750    359,000
6959466555   ROONEY,. JR       CA   95124   Single Family    Primary        Purchase         Standard      80.00   5.875    408,000
6960321716   JACARUSO          FL   33062   Single Family    Primary        Purchase         Standard      73.78   5.250    487,000
6960644190   BETTSTELLER       CA   91377   Single Family    Primary        Purchase           Rapid       80.00   5.625    420,000
6961525927   PRESTON           IL   60305   Single Family    Primary       Refinance           Rapid       78.92   5.750    588,000
6962748098   HUYNH             CA   94583   Single Family    Primary   Cash-out Refinance     Reduced      53.42   5.625    374,000
6963024473   MUNSHI            CA   95020   Single Family    Primary   Cash-out Refinance     Reduced      53.16   5.625    420,000
6963366502   JOSEPHSON         CA   93401   Single Family   Secondary      Refinance           Rapid       31.25   5.375    500,000
6965148403   SORIBEN           CA   94080   Single Family    Primary       Refinance         Standard      56.04   5.625    468,000
6966176395   LEAHY             CA   95651   Single Family    Primary        Purchase          Reduced      75.00   5.250    600,000
6966957026   WEBB              CA   95404   Single Family    Primary       Refinance      All Ready Home   25.46   5.500    382,000
6967274082   GEORGE            CA   95135   Single Family    Primary        Purchase           Rapid       80.00   5.375    616,000
6967540763   FRIEDLICH         CA   91607   Single Family    Primary   Cash-out Refinance     Reduced      40.06   5.500    360,540
6970289275   JOVANOVIC         CA   90049   Single Family    Primary       Refinance          Reduced      46.63   5.375    513,000
6970374531   BALASUBRAMANIAN   CA   94086   Single Family    Primary       Refinance          Reduced      67.03   5.500    429,000
6970600711   YEH               CA   94403   Single Family    Primary       Refinance           Rapid       50.66   5.625    380,000
6971031171   SINHA             CA   95120   Single Family    Primary       Refinance           Rapid       63.42   5.125    834,100
6972790213   ZUCKMAN           CA   94107    Two Family      Primary       Refinance           Rapid       65.83   5.375    559,600
6973411660   WALKER, JR.       CA   94541   Single Family    Primary       Refinance         Standard      80.00   5.500    344,000
6974448083   ALLEN             CA   94080        PUD         Primary       Refinance          Reduced      69.21   5.750    443,000
6975608784   LIANG             CA   95035   Single Family    Primary       Refinance          Reduced      42.40   5.875    335,000
6976073376   DEDRICK           CA   94402   Single Family    Primary       Refinance          Reduced      45.16   5.500    700,000
6976087079   KARAS             CA   90048   Single Family    Primary       Refinance           Rapid       65.05   5.375    505,500
6976999737   YUEN              CA   94502        PUD         Primary       Refinance          Reduced      49.26   5.625    335,000
6977684429   NEWBERRY          GA   30307   Single Family    Primary        Purchase          Reduced      80.00   5.250    354,800
6978395074   MORRISON          CA   95133   Single Family    Primary       Refinance          Reduced      59.28   5.500    380,000
6979382642   FAN               CA   92131        PUD         Primary       Refinance           Rapid       80.00   5.375    467,200
6982183219   HARRISON          VA   22079        PUD         Primary       Refinance          Reduced      76.74   5.625    395,250
6983064087   SHIN              CA   94538        PUD         Primary        Purchase          Reduced      79.99   5.250    391,800
6986803333   WANG              CA   94306   Single Family    Primary       Refinance           Rapid       34.28   5.375    548,500
6986955364   MILLER            CA   92037   Single Family    Primary        Purchase           Rapid       71.09   5.125    750,000
6989072902   SELIG-AIMONETTI   CA   94062   Single Family    Primary       Refinance          Reduced      54.70   5.250    548,700
6989490658   SCHERP            CA   95070   Single Family    Primary       Refinance           Rapid       74.07   5.875    896,250
6992045986   CARDIN            CA   92691        PUD         Primary        Purchase           Rapid       80.00   5.125    344,000
6994429691   MAGNUS            CA   91403   Single Family    Primary   Cash-out Refinance      Rapid       55.41   5.000    450,000
6994555339   DJAVAHERIAN       CA   92677        PUD         Primary       Refinance         Standard      40.00   5.750    400,000
6995321269   DURKIN, JR.       NH   03110   Single Family    Primary   Cash-out Refinance    Standard      80.00   4.875    336,000
6997046773   ROHATGI           CA   94403   Single Family    Primary        Purchase           Rapid       80.00   5.500    428,000
6997557704   NORLING           CA   94611   Single Family    Primary        Purchase           Rapid       80.00   5.625    480,000
6998264235   LAPORTA           CA   94118   Single Family    Primary        Purchase           Rapid       15.00   4.375    600,000
7016089018   ARZUAGA           VA   20124   Single Family    Primary   Cash-out Refinance    Standard      42.85   5.000    600,000
7016089596   HEILMAN           MD   21146   Single Family    Primary   Cash-out Refinance    Standard      53.05   5.375    490,747
7016099611   BALLARD           NC   27517        PUD         Primary       Refinance          Reduced      44.54   5.125    504,200
7016100930   FAIRWEATHER       MD   20817   Single Family    Primary   Cash-out Refinance     Reduced      54.99   5.375    417,949
7016102449   KIMBALL           MO   63005   Single Family    Primary       Refinance         Standard      77.83   5.250    307,450
7016103223   PATEL             CA   92602   Single Family    Primary       Refinance          Reduced      65.51   5.125    481,500
7016109295   RICHARDS          CA   92629   Single Family    Primary       Refinance         Standard      58.51   5.750    316,000
7016122363   LIU               CA   92620        PUD         Primary       Refinance           Rapid       46.27   5.125    428,000
7016122512   ROSTAMI           CA   90210   Single Family    Primary       Refinance           Rapid       23.52   5.375  1,000,000
7016125861   FIELDS            GA   30534   Single Family    Primary        Purchase         Standard      47.36   5.250    450,000
7016129210   HODGE             VA   22152        PUD         Primary       Refinance          Reduced      64.87   4.625    369,770
7016131182   NORTH             CA   92688   Single Family    Primary       Refinance          Reduced      70.02   5.000    322,100
7016133220   LALWANI           CA   91504        PUD         Primary       Refinance          Reduced      67.34   5.250    633,000
7016134194   GREGORIUS         CA   92629   Single Family    Primary       Refinance         Standard      43.24   5.500    333,000
7016142304   CARDIGES          CA   92692        PUD         Primary       Refinance          Reduced      75.73   5.625    435,500
7016144839   DOMAL             CA   90254    Condominium     Primary       Refinance          Reduced      54.92   5.250    390,000
7016145430   FOX               FL   34217    Condominium    Secondary       Purchase         Standard      80.00   5.625    400,000
7016145653   MELTON            NC   28226   Single Family    Primary       Refinance          Reduced      63.74   5.000    350,604
7016149606   BAYLOR            FL   33331        PUD         Primary       Refinance          Reduced      71.34   5.000    324,615
7016150265   ANENBERG          CA   91741   Single Family    Primary       Refinance          Reduced      38.58   5.125    600,000
7016259249   HOVEE             CA   92660   Single Family    Primary       Refinance          Reduced      44.40   5.375    543,900

BOAMS 2002-J
5/1 LIBOR
MORTGAGE SCHEDULE (continued)

   LOAN   1ST PAYMENT MATURITY ORIGINAL MONTHLY   CURRENT  REMAINING  SCHEDULED       APPRAISAL     SALES
  NUMBER      DATE      DATE     TERM     P&I     DUE DATE    TERM        PB     FICO   VALUE       PRICE         PMI COMPANY
------------------------------------------------------------------------------------------------------------------------------------
6000111689  20021001  20320901   360    2,505.32  20021001    360     447,400.00  760    700,000          -
6000169885  20021001  20320901   360    4,461.34  20021001    360     775,000.00  705  1,750,000          -
6000241957  20020901  20320801   360    2,810.56  20020901    359     494,458.19  774  1,300,000          -
6000448735  20021001  20320901   360    4,029.60  20021001    360     700,000.00  681  1,650,000          -
6001176608  20021001  20320901   360    2,878.29  20021001    360     500,000.00  790    800,000          -
6001576724  20021001  20320901   360    3,223.63  20021001    360     567,750.00  761    800,000          -
6003367171  20021001  20320901   360    2,759.46  20021001    360     486,000.00  791    799,600          -
6005526683  20020901  20320801   360    2,217.58  20020901    359     379,603.25  778    510,000          -
6005890782  20020901  20320801   360    2,620.67  20020901    359     467,475.58  783    590,000          -
6006170739  20021001  20320901   360    1,722.37  20021001    360     335,000.00  806    740,000    734,347
6006856386  20021001  20320901   360    3,149.84  20021001    360     562,500.00  733    750,000          -
6009087369  20021001  20320901   360    2,193.26  20021001    360     381,000.00  739    478,000          -
6009716520  20020901  20320801   360    2,157.60  20020901    359     379,584.07  754    435,000    400,000 GENERAL ELECTRIC MTG INS
6009787364  20021001  20320901   360    4,732.31  20021001    360     800,000.00  769  1,000,000  1,000,000
6011363105  20021001  20320901   360    3,753.28  20021001    360     652,000.00  786    875,000          -
6011563340  20020901  20320801   360    1,799.49  20020901    359     349,549.47  793    645,000    640,000
6012259740  20021001  20320901   360    2,239.89  20021001    360     400,000.00  740    515,000    510,000
6012984263  20021001  20320901   360    2,838.95  20021001    360     500,000.00  697    905,000          -
6013685687  20020901  20320801   360    3,322.08  20021001    359     561,027.42  772    702,000    702,000
6015901793  20020901  20320801   360    3,756.27  20020901    359     634,352.58  694  1,250,000          -
6016057124  20020901  20320801   360    2,334.30  20020901    359     399,582.37  727    625,000    600,000
6016066950  20021001  20320901   360    2,626.08  20021001    360     450,000.00  779    590,000          -
6017383537  20021001  20320901   360    2,086.59  20021001    360     400,000.00  779    530,000    530,000
6017720571  20020901  20320801   360    2,217.49  20020901    359     395,556.26  709    495,000    495,000
6018072949  20021001  20320901   360    2,063.92  20021001    360     363,500.00  766    465,000          -
6019084844  20021001  20320901   360    3,156.91  20021001    360     556,000.00  763    700,000          -
6020982994  20021001  20320901   360    2,742.43  20021001    360     483,000.00  794    767,000          -
6021268864  20020901  20320801   360    2,288.34  20020901    359     413,924.66  792    518,000    518,000
6021896862  20020901  20320801   360    5,756.57  20020901    359     998,930.93  789  2,350,000  2,350,000
6021994881  20021001  20320901   360    4,436.54  20021001    360     750,000.00  751  2,000,000          -
6022624578  20020901  20320801   360    2,543.70  20020901    359     447,509.63  713    850,000          -
6024306547  20021001  20320901   360    3,693.31  20021001    360     592,000.00  722    760,000          -
6024354042  20021001  20320901   360    3,628.62  20021001    360     648,000.00  782  1,150,000          -
6024714401  20020901  20320801   360    2,878.29  20020901    359     499,465.46  779  1,065,000  1,025,000
6025461010  20020901  20320801   360    2,413.11  20020901    359     424,534.81  770    545,000    545,000
6026621182  20020901  20320801   360    2,760.30  20020901    359     472,506.16  704    750,000          -
6027067385  20021001  20320901   360    3,679.04  20021001    360     647,958.00  744  1,100,000          -
6027210290  20020901  20320801   360    1,896.42  20020901    359     333,634.41  715    422,000          -
6030122797  20020901  20320801   360    2,172.51  20020901    359     398,531.55  710    598,000          -
6031044388  20021001  20320901   360    1,953.20  20021001    360     344,000.00  760    550,000          -
6031340273  20021001  20320901   360    2,131.51  20021001    360     386,000.00  781    600,000          -
6032491935  20020901  20320801   360    2,802.59  20020901    359     493,056.73  675    755,000          -
6032606995  20021001  20320901   360    3,213.69  20021001    360     566,000.00  779    850,000          -
6032719806  20020901  20320801   360    2,070.29  20020901    359     354,389.60  758    525,000          -
6036764725  20021001  20320901   360    2,838.95  20021001    360     500,000.00  730    797,000          -
6037169916  20021001  20320901   360    3,974.53  20021001    360     700,000.00  764  1,000,000          -
6037325211  20020901  20320801   360    3,070.91  20020901    359     563,337.84  712    768,000          -
6038460512  20021001  20320901   360    2,754.47  20021001    360     472,000.00  712    675,000          -
6038475965  20021001  20320901   360    4,695.62  20021001    360     827,000.00  734  1,200,000          -
6040542174  20021001  20320901   360    2,967.85  20021001    360     530,000.00  766  1,550,000          -
6041326411  20021001  20320901   360    1,629.67  20021001    360     326,400.00  670    408,000    408,000
6041672632  20020901  20320801   360    1,815.34  20020901    359     347,562.16  774    435,000    435,000
6043478590  20021001  20320901   360    4,141.53  20021001    360     750,000.00  744  1,800,000          -
6046327778  20020901  20320801   360    2,638.03  20020901    359     439,561.97  729    550,000          -
6046344211  20021001  20320901   360    1,773.61  20021001    360     340,000.00  758    425,000    425,000
6046474489  20020901  20320801   360    2,042.51  20020901    359     349,634.57  764    525,000          -
6047922429  20020901  20320801   360    2,177.48  20021001    359     382,757.71  765    640,000          -
6051144829  20020901  20320801   360    3,169.26  20020901    359     507,529.49  747    635,000          -
6051862826  20020901  20320801   360    3,810.85  20020901    359     661,292.28  767  1,300,000          -
6053401375  20021001  20320901   360    3,001.45  20021001    360     536,000.00  781    875,000          -
6053597404  20021001  20320901   360    1,819.91  20021001    360     325,000.00  704    524,000          -
6054118853  20020901  20320801   360    2,721.08  20020901    359     459,531.00  773  1,060,000  1,060,000
6055710997  20020901  20320801   360    1,899.67  20020901    359     329,647.21  758    519,000          -
6056599381  20021001  20320901   360    2,042.51  20021001    360     350,000.00  712    500,000          -
6057199405  20020901  20320801   360    4,317.43  20021001    359     749,015.63  740  1,400,000          -
6057360536  20020901  20320801   360    1,911.09  20020901    359     355,572.24  701    620,000          -
6058350635  20021001  20320901   360    2,113.42  20021001    360     352,500.00  805    452,000    451,500
6060802151  20021001  20320901   360    1,652.58  20021001    360     316,800.00  761    396,000    396,545
6061300858  20020901  20320801   360    4,042.47  20020901    359     673,578.78  657  1,000,000          -
6061762149  20021001  20120901   120    6,254.53  20021001    120     600,000.00  777  2,475,000          -
6063806589  20021001  20320901   360    1,851.26  20021001    360     340,000.00  712    425,000          -
6064086579  20020901  20320801   360    2,480.19  20020901    359     424,556.27  778  1,100,000          -
6064483594  20021001  20320901   360    1,790.30  20021001    360     311,000.00  748    427,000          -
6070153975  20020901  20320801   360    2,583.55  20020901    359     448,320.20  764    565,000    561,000
6070186256  20021001  20320901   360    2,100.82  20021001    360     370,000.00  733    720,000          -
6071001546  20021001  20320901   360    3,020.56  20021001    360     547,000.00  734    800,000          -
6071630849  20021001  20320901   360    5,677.89  20021001    360   1,000,000.00  702  1,700,000          -
6073680487  20020901  20320801   360    1,961.40  20020901    359     375,526.93  801    470,000    470,000
6073815869  20021001  20320901   360    1,793.65  20021001    360     315,900.00  706    355,000    351,000 REPUBLIC MORTGAGE INS CO
6073943703  20020901  20320801   360    2,410.52  20021001    359     407,084.53  773    597,000          -
6074540037  20021001  20320901   360    1,783.51  20021001    360     318,500.00  776    550,000          -
6075758158  20020901  20320801   360    2,314.14  20020901    359     401,570.24  742    680,000    680,000
6075874336  20020901  20320801   360    4,759.76  20020901    359     849,047.53  709  1,375,000  1,365,000
6075983731  20020901  20320801   360    2,787.33  20020901    359     470,719.59  779    589,000    589,000
6077530753  20020901  20320801   360    1,987.27  20020901    359     349,616.90  724    740,000          -
6078923213  20021001  20320901   360    2,172.38  20021001    360     377,173.53  635    500,000          -
6079548423  20020901  20320801   360    2,302.63  20020901    359     399,572.37  765    610,000          -
6081196468  20020901  20320801   360    1,943.30  20020901    359     332,652.33  699    420,000          -
6082352672  20021001  20320901   360    2,567.73  20021001    360     440,000.00  729    580,000          -
6083595196  20021001  20320901   360    2,476.70  20021001    360     468,000.00  784    585,000    585,000
6085409305  20021001  20320901   360    4,159.39  20021001    360     693,750.00  668    868,000    867,208
6086388110  20021001  20170901   180    4,976.04  20021001    180     609,000.00  781  3,275,000          -
6086520431  20021001  20320901   360    2,895.56  20021001    360     503,000.00  741    755,000          -
6087545429  20020901  20320801   360    3,286.69  20021001    359     562,598.67  792    704,000    704,000
6087657208  20020901  20320801   360    2,042.51  20020901    359     349,634.57  658    590,000          -
6088707606  20020901  20320801   360    3,268.01  20020901    359     559,415.32  767  1,055,000          -
6089339342  20021001  20320901   360    5,444.87  20021001    360   1,000,000.00  783  2,250,000          -
6090846483  20021001  20320901   360    2,721.79  20021001    360     492,896.00  683    775,000          -
6091274966  20021001  20320901   360    1,741.93  20021001    360     319,920.00  789    403,000    399,900
6091731148  20021001  20320901   360    2,168.96  20021001    360     382,000.00  784    565,000          -
6091991692  20021001  20320901   360    3,231.04  20021001    360     577,000.00  790  1,450,000          -
6092394581  20020901  20320801   360    2,597.49  20020901    359     444,635.28  687    655,000          -
6093872254  20020901  20320801   360    2,042.51  20020901    359     349,634.57  643    667,000          -
6095022551  20021001  20320901   360    1,662.23  20021001    360     332,920.00  754    525,000    509,900
6099734565  20021001  20320901   360    2,322.26  20021001    360     409,000.00  735    560,000          -
6099767508  20021001  20320901   360    3,310.78  20021001    360     583,100.00  704    729,000    728,990
6103177611  20020901  20320801   360    3,043.35  20021001    359     535,413.32  746    670,000    670,000
6103262447  20020901  20320801   360    5,388.32  20020901    359     947,961.26  786  1,700,000          -
6104467169  20021001  20320901   360    2,031.84  20021001    360     367,950.00  731    459,995    459,995
6104736845  20020901  20320801   360    3,223.68  20020901    359     559,401.32  779  1,775,000          -
6105323718  20021001  20320901   360    3,885.69  20021001    360     675,000.00  662    993,000          -
6106508739  20021001  20320901   360    2,519.88  20021001    360     450,000.00  746    675,000          -
6107589811  20020901  20320801   360    3,285.54  20020901    359     547,454.46  630    710,000    685,000
6108402071  20020901  20320801   360    1,645.25  20020901    359     319,588.08  686    405,000    400,000
6109564093  20021001  20320901   360    3,808.03  20021001    360     730,000.00  730  1,740,000          -
6111218241  20021001  20320901   360    1,989.83  20021001    360     376,000.00  741    470,000    470,000
6111769128  20020901  20320801   360    2,697.42  20021001    359     455,535.08  706    575,000    570,000
6111991151  20021001  20320901   360    3,191.84  20021001    360     570,000.00  760    835,000          -
6112316374  20020901  20320801   360    2,613.03  20020901    359     472,657.22  729    592,000    591,557
6112693988  20020901  20320801   360    1,768.67  20020901    359     311,159.04  709    450,000          -
6116057040  20021001  20320901   360    2,346.28  20021001    360     419,000.00  759    540,000          -
6116344695  20020901  20320801   360    2,630.75  20020901    359     456,511.44  786    700,000          -
6119322573  20021001  20320901   360    5,505.32  20021001    360     871,000.00  681  2,900,000          -
6119478953  20020901  20320801   360    3,005.02  20020901    359     507,482.06  744    640,000          -
6120239436  20021001  20320901   360    3,357.40  20021001    360     608,000.00  747    780,000    760,000
6120996944  20021001  20320901   360    2,129.93  20021001    360     370,000.00  765    775,000          -
6122547372  20021001  20320901   360    3,246.96  20021001    360     588,000.00  761    885,000          -
6122722389  20021001  20320901   360    2,583.44  20021001    360     455,000.00  636    650,000          -
6123277086  20020901  20320801   360    3,710.81  20021001    359     671,229.19  757    840,000    840,000
6123619261  20021001  20320901   360    3,241.44  20021001    360     587,000.00  773  2,675,000          -
6123975994  20021001  20320901   360    1,849.93  20021001    360     317,000.00  628  1,075,000          -
6124224285  20021001  20320901   360    2,952.51  20021001    360     520,000.00  774    875,000          -
6124343986  20020901  20320801   360    2,877.85  20020901    359     479,522.15  696    600,000          -
6124384139  20021001  20320901   360    2,927.22  20021001    360     508,500.00  744    574,000    565,000     UNITED GUARANTY
6125264751  20021001  20320901   360    2,129.21  20021001    360     375,000.00  759    550,000          -
6127220801  20021001  20320901   360    3,136.25  20021001    360     576,000.00  755    720,000    720,000
6129253768  20020901  20320801   360    2,327.94  20020901    359     409,551.23  779    515,000          -
6129494750  20021001  20320901   360    2,125.68  20021001    360     390,400.00  782    975,000          -
6130245431  20021001  20320901   360    2,125.99  20021001    360     385,000.00  777    580,000          -
6130627349  20021001  20320901   360    4,258.14  20021001    360     749,950.00  733    964,000    963,690
6131113794  20021001  20320901   360    3,034.58  20021001    360     520,000.00  719    660,000    650,000
6132078822  20020901  20320801   360    2,585.23  20020901    359     442,537.48  743    800,000          -
6133837317  20021001  20320901   360    2,761.02  20021001    360     500,000.00  771    925,000          -
6134112702  20021001  20320901   360    2,827.59  20021001    360     498,000.00  746    622,500    622,500
6135768403  20021001  20320901   360    3,577.08  20021001    360     630,000.00  751  2,850,000          -
6139402058  20021001  20320901   360    2,167.35  20021001    360     376,500.00  775  1,250,000          -
6139940065  20021001  20320901   360    4,703.76  20021001    360     840,000.00  752  1,550,000          -
6140056182  20021001  20320901   360    3,268.01  20021001    360     560,000.00  795  1,200,000          -
6141056686  20021001  20320901   360    3,315.03  20021001    360     592,000.00  785    740,000    740,000
6141479417  20020901  20320801   360    3,005.02  20021001    359     507,482.06  732    635,000          -
6141484797  20020901  20320801   360    4,804.18  20020901    359     869,002.07  730  1,175,000          -
6143187984  20021001  20320901   360    2,475.33  20021001    360     430,000.00  733    787,000          -
6143543632  20020901  20220801   240    2,662.11  20020901    239     390,089.24  747    570,000          -
6143661046  20020901  20320801   360    4,471.34  20020901    359     786,638.04  765  1,350,000  1,050,000
6145687650  20021001  20320901   360    2,493.73  20021001    360     439,200.00  722    549,000          -
6146008211  20020901  20320801   360    3,828.12  20020901    359     664,289.07  674  1,750,000          -
6146847022  20020901  20320801   360    3,268.01  20020901    359     559,415.32  637    930,000          -
6148025072  20021001  20320901   360    4,134.37  20021001    360     718,200.00  723  1,050,000          -
6150618517  20020901  20320801   360    4,557.08  20020901    359     749,271.05  746    980,000          -
6152030992  20021001  20320901   360    3,860.97  20021001    360     680,000.00  761    850,000          -
6152095151  20020901  20320801   360    5,777.38  20020901    359     988,966.37  729  1,550,000          -
6152252091  20020901  20320801   360    2,013.33  20020901    359     344,639.80  735    615,000    615,000
6153871063  20020901  20320801   360    2,480.19  20021001    359     424,556.27  770  1,350,000          -
6154246042  20020901  20320801   360    2,957.69  20020901    359     499,490.23  714    715,000          -
6156347277  20020901  20320801   360    3,090.61  20021001    359     529,047.06  750    662,000    662,000
6156404086  20021001  20320901   360    3,010.93  20021001    360     509,000.00  717    665,000          -
6156473636  20021001  20320901   360    1,907.78  20021101    360     336,000.00  752    375,000          - REPUBLIC MORTGAGE INS CO
6157452795  20020901  20320801   360    2,472.63  20020901    359     417,573.83  684    645,000          -
6161683211  20020901  20320801   360    3,741.77  20020901    359     649,305.11  694  1,455,000          -
6161720286  20020901  20320801   360    4,000.82  20020901    359     694,256.99  754    925,000          -
6162201039  20020901  20320801   360    2,590.94  20020901    359     437,553.44  710    650,000          -
6165332245  20021001  20320901   360    3,040.65  20021001    360     543,000.00  782  1,000,000          -
6165879310  20020901  20320801   360    2,066.33  20020901    359     379,054.45  746    609,000    604,500
6166174653  20021001  20320901   360    2,707.22  20021001    360     476,800.00  769    596,000    596,000
6166413119  20021001  20320901   360    2,326.26  20021001    360     388,000.00  760    485,000    485,000
6166810744  20021001  20320901   360    3,551.80  20021001    360     617,000.00  784    888,000          -
6167812210  20020901  20320801   360    3,453.94  20020901    359     599,358.56  740  1,050,000          -
6169413751  20021001  20320901   360    3,349.96  20021001    360     590,000.00  717    850,000          -
6169459440  20020901  20320801   360    2,142.56  20020901    359     387,554.94  773    491,000    485,000
6172464585  20020901  20320801   360    4,271.76  20020901    359     731,235.74  730    990,000          -
6172678283  20020901  20320801   360    2,671.05  20020901    359     463,503.95  738    584,500    584,065
6174051240  20021001  20320901   360    2,291.65  20021001    360     415,000.00  740    545,000    545,000
6174235884  20021001  20320901   360    2,827.59  20021001    360     498,000.00  754    800,000          -
6176292552  20021001  20320901   360    1,989.83  20021001    360     376,000.00  691    480,000          -
6179080517  20020901  20320801   360    2,900.36  20020901    359     496,481.10  704    900,000          -
6179157174  20020901  20320801   360    1,862.78  20020901    359     346,583.05  790  1,300,000          -
6179522120  20020901  20320801   360    4,258.42  20020901    359     749,179.08  767    960,000          -
6180155837  20020901  20320801   360    4,376.80  20020901    359     749,216.95  801  1,075,000          -
6181573335  20021001  20320901   360    2,463.88  20021001    360     440,000.00  784    725,000          -
6183461828  20020901  20320801   360    2,934.03  20021001    359     495,428.33  769    620,000    620,000
6183557435  20020901  20320801   360    2,732.91  20020901    359     436,745.41  679    690,000          -
6185145338  20021001  20320901   360    3,919.80  20021001    360     700,000.00  688  1,264,000  1,263,250
6185212492  20021001  20320901   360    3,415.83  20021001    360     610,000.00  801  1,350,000          -
6185277834  20021001  20320901   360    2,590.06  20021001    360     432,000.00  649    775,000          -
6187374076  20020901  20320801   360    2,836.95  20020901    359     513,160.71  750    693,000    685,000
6188392952  20021001  20320901   360    1,894.06  20021001    360     343,000.00  746  1,000,000          -
6188693995  20020901  20320801   360    2,242.77  20020901    359     394,567.65  747    950,000          -
6188798331  20020901  20320801   360    1,874.00  20020901    359     316,477.00  773    396,000    396,000
6189358507  20021001  20320901   360    1,955.69  20021001    360     335,122.00  721    405,000          - GENERAL ELECTRIC MTG INS
6189845396  20021001  20320901   360    3,406.74  20021001    360     600,000.00  755  1,100,000          -
6189944595  20020901  20320801   360    2,593.67  20020901    359     456,300.00  722    572,000    572,000
6190726684  20021001  20320901   360    2,675.68  20021001    360     505,600.00  684    632,000    632,000
6190820321  20021001  20320901   360    2,547.87  20021001    360     455,000.00  780    610,000          -
6191144226  20020901  20320801   360    2,153.60  20020901    359     389,552.65  740    850,000          -
6191261624  20020901  20320801   360    2,053.33  20021001    359     387,522.92  715    520,000    485,000
6192115688  20021001  20320901   360    2,418.66  20021001    360     438,000.00  786    750,000          -
6192681697  20021001  20320901   360    3,179.62  20021001    360     560,000.00  775    800,000          -
6193419253  20021001  20320901   360    4,542.32  20021001    360     800,000.00  783  1,600,000          -
6195806556  20020901  20320801   360    2,229.25  20020901    359     381,601.17  703    480,000    477,500
6198016906  20020901  20320801   360    2,793.53  20020901    359     491,461.47  783  1,100,000          -
6198562966  20020901  20320801   360    3,037.74  20020901    359     527,135.85  768    850,000          -
6198752526  20021001  20320901   360    2,643.07  20021001    360     472,000.00  782    590,000    590,000
6199148369  20020901  20320801   360    2,679.46  20020901    359     464,963.39  780    701,000          -
6199200319  20021001  20320901   360    3,443.09  20021001    360     590,000.00  740    775,000          -
6200164926  20021001  20320901   360    1,930.49  20021001    360     340,000.00  773    875,000          -
6202670805  20020901  20320801   360    2,691.50  20020901    359     454,536.10  781    860,000          -
6203937161  20021001  20320901   360    2,480.19  20021001    360     425,000.00  700  1,500,000          -
6205150557  20020901  20320801   360    2,910.37  20020901    359     491,498.38  712    615,000    615,000
6205939710  20020901  20320801   360    2,357.64  20020901    359     403,578.19  748    505,000    505,000
6206121110  20021001  20320901   360    3,501.44  20021001    360     600,000.00  724    975,000    945,000
6206493766  20020901  20320801   360    1,825.77  20020901    359     348,643.14  748    604,000    595,000
6207674968  20020901  20320801   360    3,969.07  20020901    359     749,077.81  778  1,100,000  1,100,000
6209385811  20021001  20320901   360    2,239.89  20021001    360     400,000.00  790    790,000          -
6210631369  20021001  20320901   360    2,190.72  20021001    360     391,220.00  798    524,000          -
6215385045  20021001  20320901   360    2,918.58  20021001    360     507,000.00  762    730,000          -
6216754389  20020901  20320801   360    3,406.74  20020901    359     599,343.26  773  2,125,000          -
6217631073  20021001  20320901   360    2,938.88  20021001    360     517,600.00  792    647,000    647,000
6218361464  20020901  20320801   360    3,793.23  20020901    359     649,321.35  770    960,000          -
6218928817  20020901  20320801   360    3,110.45  20020901    359     532,443.51  756    765,000          -
6219969398  20020901  20320801   360    2,665.47  20020901    359     475,466.61  745    680,000          -
6220473083  20021001  20320901   360    1,919.13  20021001    360     338,000.00  710    423,000          -
6221384834  20021001  20320901   360    2,060.70  20021001    360     368,000.00  790    470,000    460,000
6223611044  20021001  20320901   360    2,859.87  20021001    360     496,800.00  761    621,000    621,000
6224879475  20020901  20320801   360    3,915.96  20021001    359     718,355.62  762    899,000    899,000
6225564761  20021001  20320901   360    1,986.02  20021001    360     345,000.00  784    545,000          -
6227382774  20021001  20120901   120    7,186.67  20021001    120     666,000.00  782  1,800,000          -
6227562037  20021001  20320901   360    2,239.89  20021001    360     400,000.00  802    835,000          -
6229162232  20021001  20320901   360    2,172.69  20021001    360     388,000.00  708    575,000          -
6229267486  20021001  20320901   360    2,717.12  20021001    360     465,600.00  713    582,000    582,000
6229816738  20021001  20320901   360    2,204.40  20021001    360     399,200.00  769    499,000    499,000
6231259729  20020901  20320801   360    1,984.15  20020901    359     339,645.02  749    425,000          -
6232573144  20021001  20320901   360    3,368.45  20021001    360     610,000.00  783  1,600,000          -
6233761532  20021001  20320901   360    3,378.35  20021001    360     595,000.00  783    850,000          -
6235426779  20021001  20320901   360    2,697.00  20021001    360     475,000.00  727    617,000          -
6236454408  20020901  20320801   360    2,506.13  20020901    359     417,583.87  709    609,000          -
6236627425  20020901  20320801   360    5,395.96  20021001    359     899,104.04  661  1,200,000          -
6237039000  20020901  20320801   360    2,853.14  20020901    359     501,949.99  763    745,000          -
6237114308  20020901  20320801   360    2,252.60  20020901    359     385,596.98  752    566,000          -
6237117541  20020901  20320801   360    2,141.37  20020901    359     361,630.92  788    950,000          -
6237807620  20020901  20320801   360    4,143.79  20020901    359     739,170.79  784    925,000    925,000
6240786217  20021001  20320901   360    2,271.16  20021001    360     400,000.00  765    728,000          -
6240883592  20021001  20320901   360    3,245.15  20021001    360     596,000.00  784    745,000    745,000
6242797063  20020901  20320801   360    2,327.94  20020901    359     409,551.23  738  1,000,000          -
6243543946  20020901  20320801   360    5,756.57  20020901    359     998,930.93  766  1,500,000  1,500,000
6243742647  20020901  20320801   360    2,437.14  20020901    359     411,579.94  736    515,000    515,000
6247325100  20021001  20320901   360    3,810.21  20021001    360     690,000.00  761  1,200,000          -
6247896548  20021001  20320901   360    2,473.44  20021001    360     447,920.00  758    568,000    559,900
6250605646  20021001  20320901   360    4,376.80  20021001    360     750,000.00  729  1,300,000          -
6251190507  20020901  20320801   360    2,814.96  20021001    359     488,477.23  647    617,000          -
6251588148  20021001  20320901   360    2,100.87  20021001    360     360,000.00  782    752,000    700,000
6253805755  20021001  20320901   360    4,257.29  20021001    360     749,800.00  740  1,150,000  1,150,000
6255788280  20021001  20320901   360    3,942.20  20021001    360     704,000.00  764  1,200,000          -
6256550846  20020901  20320801   360    1,852.23  20020901    359     349,569.65  740    604,000          -
6256814119  20020901  20320801   360    2,909.27  20020901    359     472,051.67  747    630,000    630,000
6256981579  20021001  20320901   360    2,793.53  20021001    360     492,000.00  681    615,000    615,000
6258260717  20021001  20320901   360    2,492.60  20021001    360     439,000.00  711    599,000          -
6258907457  20021001  20320901   360    5,522.04  20021001    360   1,000,000.00  719  1,600,000          -
6259365473  20021001  20320901   360    1,903.91  20021001    360     340,000.00  785    750,000          -
6259793229  20021001  20320901   360    4,563.77  20021001    360     815,000.00  721  1,100,000          -
6262350140  20021001  20320901   360    2,187.50  20021001    360     380,000.00  754    575,000          -
6262844779  20020901  20320801   360    2,854.26  20020901    359     488,589.34  716    775,000          -
6262890228  20020901  20320801   360    2,318.83  20020901    359     391,600.34  718    495,000    490,000
6263713254  20021001  20320901   360    3,028.33  20021001    360     540,800.00  732    676,000          -
6263936335  20021001  20320901   360    4,479.77  20021001    360     800,000.00  749  1,600,000          -
6265223328  20020901  20320801   360    2,205.87  20020901    359     388,074.76  789    599,000          -
6265827599  20021001  20320901   360    3,807.81  20021001    360     680,000.00  700    865,000          -
6266092342  20021001  20320901   360    1,798.74  20021001    360     355,000.00  766    415,000    415,000 REPUBLIC MORTGAGE INS CO
6267463286  20021001  20320901   360    2,789.48  20021001    360     478,000.00  734    700,000          -
6270838862  20020901  20320801   360    2,863.46  20021001    359     477,124.54  662    597,000    597,000
6270886119  20020901  20320801   360    2,656.66  20020901    359     461,006.62  749    577,000    576,985
6271602804  20021001  20320901   360    2,540.14  20021001    360     460,000.00  717    890,000          -
6272096766  20021001  20320901   360    3,838.93  20021001    360     695,200.00  757    871,000    869,000
6273536885  20021001  20320901   360    1,794.71  20021001    360     320,500.00  784    680,000          -
6275143425  20020901  20320801   360    4,684.98  20020901    359     791,192.52  710  2,400,000          -
6275835889  20020901  20320801   360    2,481.44  20020901    359     436,556.64  755    855,000          -
6275865696  20021001  20320901   360    4,376.80  20021001    360     750,000.00  692  1,150,000          -
6276515845  20021001  20320901   360    3,958.43  20021001    360     727,000.00  739  1,260,000          -
6277312747  20021001  20320901   360    3,354.04  20021001    360     616,000.00  693    775,000    770,000
6277987456  20020901  20320801   360    2,105.88  20020901    359     355,637.04  803  1,320,000          -
6279011537  20021001  20320901   360    3,611.14  20021001    360     636,000.00  794    850,000          -
6279904905  20020901  20320801   360    2,841.87  20021001    359     473,528.13  778    725,000          -
6281975265  20020901  20320801   360    2,592.76  20021001    359     449,918.49  709    570,000    563,000
6281979523  20021001  20320901   360    4,199.79  20021001    360     750,000.00  697  1,700,000          -
6282287256  20020901  20320801   360    3,366.99  20020901    359     592,350.93  740    750,000          -
6282617593  20021001  20320901   360    1,876.55  20021001    360     330,500.00  781    525,000          -
6282817128  20021001  20320901   360    4,006.57  20021001    360     696,000.00  771    870,000    870,000
6283761853  20021001  20320901   360    4,627.49  20021001    360     815,000.00  774  1,095,000          -
6284043772  20020901  20320801   360    2,271.16  20020901    359     399,562.17  800  1,450,000          -
6284944649  20020901  20320801   360    2,044.05  20020901    359     359,605.95  782    717,000          -
6285337561  20020901  20320801   360    2,384.72  20020901    359     419,540.28  796    745,500          -
6286274540  20021001  20320901   360    4,436.54  20021001    360     750,000.00  741  1,100,000          -
6286922486  20021001  20320901   360    2,340.68  20021001    360     418,000.00  783    600,000          -
6287549171  20021001  20320901   360    2,809.81  20021001    360     475,000.00  780    900,000          -
6287743097  20020901  20320801   360    2,954.29  20020901    359     534,386.34  782  2,100,000          -
6288755892  20021001  20320901   360    2,366.39  20021001    360     405,500.00  741    565,000          -
6289053750  20020901  20320801   360    3,580.59  20020901    359     269,694.41  785    803,000    777,500
6290139598  20020901  20320801   360    3,019.83  20020901    359     496,516.94  707    705,000          -
6291744040  20020901  20320801   360    2,310.18  20020901    359     374,843.99  683    469,000    469,000
6292669451  20020901  20320801   360    5,689.84  20020901    359     973,982.04  760  1,300,000          -
6293217342  20021001  20320901   360    2,213.46  20021001    360     374,187.00  710    610,000          -
6293736994  20021001  20320901   360    2,252.99  20021001    360     396,800.00  736    540,000          -
6294803793  20021001  20320901   360    2,752.04  20021001    360     567,840.00  780    725,000    709,800
6294901050  20021001  20320901   360    1,943.30  20021001    360     333,000.00  716    420,000          -
6295810094  20021001  20320901   360    2,275.73  20021001    360     406,400.00  759    508,000          -
6298531457  20021001  20320901   360    2,211.71  20021001    360     364,000.00  718    455,000    455,000
6300582308  20021001  20320901   360    2,562.23  20021001    360     464,000.00  766    580,000          -
6301252877  20020901  20320801   360    2,211.75  20020901    359     378,604.29  777    565,000          -
6302628281  20020901  20320801   360    2,170.90  20020901    359     371,611.60  780    470,000          -
6302858896  20021001  20320901   360    2,049.50  20021001    360     366,000.00  723    625,000          -
6304037986  20020901  20320801   360    2,147.29  20020901    359     399,519.38  757  1,115,000          -
6304287847  20020901  20320801   360    2,043.90  20020901    359     364,591.00  749    476,000          -
6306230605  20020901  20320801   360    1,937.47  20020901    359     331,653.36  709    458,000          -
6307249869  20020901  20320801   360    1,746.67  20020901    359     311,570.47  667    392,000    389,900
6307372810  20020901  20320801   360    2,089.47  20020901    359     367,597.20  752    460,000          -
6307687209  20021001  20320901   360    1,864.71  20021001    360     333,000.00  762    750,000          -
6310093742  20021001  20320901   360    4,496.63  20021001    360     750,000.00  641  1,160,000          -
6311302886  20021001  20320901   360    2,374.28  20021001    360     424,000.00  723    539,000    530,000
6312642678  20021001  20320901   360    4,199.79  20021001    360     750,000.00  745  1,460,000          -
6314356970  20021001  20320901   360    1,902.10  20021001    360     335,000.00  765    435,000          -
6314872877  20021001  20320901   360    2,257.81  20021001    360     403,200.00  731    510,000    504,000
6314980613  20021001  20320901   360    1,803.73  20021001    360     336,000.00  739    420,000          -
6315100849  20021001  20320901   360    1,847.91  20021001    360     330,000.00  794    738,000          -
6318309165  20020901  20320801   360    4,759.76  20020901    359     849,047.53  743  2,000,000          -
6318358253  20020901  20320801   360    3,064.17  20020901    359     517,471.87  737    900,000          -
6318678999  20021001  20320901   360    4,376.80  20021001    360     750,000.00  711    940,000          -
6319213267  20021001  20320901   360    2,910.37  20021001    360     492,000.00  735    615,000          -
6319307259  20021001  20320901   360    2,091.50  20021001    360     373,500.00  779    600,000          -
6319543044  20020901  20320801   360    3,664.84  20020901    359     627,344.33  696  2,151,000          -
6320635599  20020901  20320801   360    1,840.48  20020901    359     323,793.20  798    865,000          -
6320687335  20021001  20320901   360    2,543.70  20021001    360     448,000.00  774    567,000    560,000
6321672757  20020901  20170801   180    3,952.65  20020901    179     482,014.54  726    645,000          -
6322965838  20021001  20320901   360    3,550.06  20021001    360     652,000.00  755    815,000    815,000
6323160801  20021001  20320901   360    4,684.26  20021001    360     825,000.00  779  1,100,000  1,100,000
6324660049  20021001  20320901   360    2,368.23  20021001    360     395,000.00  769    565,000          -
6325533864  20020901  20320801   360    2,140.74  20021001    359     371,479.43  762    485,000          -
6325967930  20021001  20320901   360    4,116.48  20021001    360     725,000.00  678    998,000          -
6326581433  20020901  20320801   360    1,831.11  20020901    359     331,219.64  696    460,000          -
6326938799  20020901  20320801   360    2,267.19  20021001    359     388,094.37  786    540,000          -
6327711096  20020901  20320801   360    4,065.37  20020901    359     715,216.30  785    895,000    895,000
6330830479  20020901  20320801   360    1,756.98  20020901    359     331,591.77  761    415,000    415,000
6331376704  20020901  20320801   360    1,830.53  20020901    359     317,650.05  755    415,000          -
6332407722  20020901  20320801   360    1,798.28  20020901    359     303,690.05  673    440,000          -
6333875901  20021001  20320901   360    2,247.85  20021001    360     380,000.00  703    615,000          -
6334005920  20021001  20320901   360    1,916.94  20021001    360     333,000.00  744    380,000          - GENERAL ELECTRIC MTG INS
6335261852  20020901  20320801   360    3,862.75  20020901    359     648,452.57  642    950,000          -
6335527997  20020901  20320801   360    1,842.31  20020901    359     328,631.34   0     475,000    470,000
6338435719  20021001  20320901   360    1,890.74  20021001    360     333,000.00  744    420,000    416,250
6339953843  20020901  20320801   360    2,608.24  20021001    359     499,370.93  799    855,000    850,000
6340149514  20021001  20320901   360    2,690.28  20021001    360     461,000.00  685    831,000          -
6340380945  20021001  20320901   360    2,463.88  20021001    360     440,000.00  743    560,000          -
6340796694  20020901  20320801   360    4,880.19  20021001    359     824,158.87  765  1,100,000  1,100,000
6340930038  20020901  20320801   360    2,209.40  20020901    359     373,119.19  683    530,000          -
6342060156  20020901  20320801   360    1,960.81  20021001    359     335,649.18  682    495,000          -
6342546998  20021001  20320901   360    3,639.82  20021001    360     650,000.00  759  1,040,000          -
6342588230  20020901  20320801   360    5,371.29  20020901    359     944,964.54  684  1,290,000          -
6343100480  20021001  20320901   360    2,396.57  20021001    360     434,000.00  750    675,000          -
6343813652  20021001  20320901   360    2,288.19  20021001    360     403,000.00  794    775,000          -
6343875057  20021001  20320901   360    2,838.95  20021001    360     500,000.00  770  1,075,000          -
6344194201  20021001  20320901   360    2,105.50  20021001    360     376,000.00  748    470,000          -
6345096561  20021001  20320901   360    1,853.51  20021001    360     331,000.00  712    395,000          -     UNITED GUARANTY
6345186735  20021001  20320901   360    3,118.58  20021001    360     564,750.00  712    805,000          -
6345872433  20021001  20320901   360    2,141.89  20021001    360     382,500.00  717    480,000          -
6346298661  20020901  20320801   360    3,641.51  20020901    359     614,972.37  684    770,000    769,500
6346843854  20021001  20320901   360    2,430.14  20021001    360     428,000.00  819    750,000          -
6347867373  20020901  20320801   360    4,424.71  20020901    359     747,237.37  766  1,100,000          -
6348238491  20021001  20320901   360    3,487.44  20021001    360     640,500.00  783    915,000          -
6349277118  20021001  20320901   360    2,271.16  20021001    360     400,000.00  745    510,000          -
6352312273  20020901  20320801   360    1,921.67  20020901    359     347,600.83  763    590,000          -
6352529165  20021001  20320901   360    2,187.50  20021001    360     380,000.00  748    691,000          -
6353111682  20021001  20320901   360    1,795.59  20021001    360     311,920.00  781    390,000    389,900
6354494731  20020901  20320801   360    2,359.13  20021001    359     464,234.62  770    585,000    582,000
6354619956  20021001  20320901   360    2,218.27  20021001    360     375,000.00  793    700,000          -
6357610580  20021001  20320901   360    4,218.68  20021001    360     743,000.00  674  1,175,000          -
6358920459  20021001  20320901   360    1,858.17  20021001    360     336,500.00  741    430,000          -
6359190318  20021001  20320901   360    5,439.96  20021001    360     945,000.00  776  1,300,000          -
6361140707  20020901  20320801   360    3,964.60  20020901    359     707,206.65  793    885,000    885,000
6361514349  20020901  20320801   360    4,753.34  20020901    359     771,267.49  643  1,675,000          -
6364637121  20021001  20320901   360    3,793.23  20021001    360     650,000.00  676  1,650,000          -
6365689352  20021001  20320901   360    2,078.11  20021001    360     361,366.32  805  1,020,000          -
6365719464  20020901  20320801   360    3,244.67  20020901    359     555,419.50  773    705,000    695,000
6367661045  20021001  20320901   360    2,303.52  20021001    360     417,150.00  740    750,000          -
6368087497  20020901  20320801   360    2,373.36  20020901    359     417,542.47  775    910,000          -
6369954521  20021001  20220901   240    2,771.01  20021001    240     438,000.00  785    665,000          -
6371751212  20021001  20320901   360    1,848.73  20021001    360     325,600.00  759    420,000          -
6372511912  20020901  20320801   360    2,543.70  20020901    359     447,509.63  802    560,000    560,000
6372744687  20020901  20320801   360    3,341.83  20020901    359     579,904.38  790  1,300,000          -
6373326575  20021001  20320901   360    2,783.06  20021001    360     497,000.00  728    720,000          -
6374381652  20021001  20320901   360    1,905.71  20021001    360     350,000.00  723    985,000          -
6376111131  20020901  20320801   360    3,087.11  20020901    359     528,447.68  691  3,800,000          -
6376496433  20020901  20320801   360    1,927.87  20020901    359     325,575.72  748    540,000          -
6376504673  20021001  20320901   360    1,852.85  20021001    360     317,500.00  708    452,000          -
6377711368  20021001  20320901   360    2,947.37  20021001    360     512,000.00  748  1,250,000          -
6379325258  20021001  20320901   360    4,619.77  20021001    360     825,000.00  749  1,100,000          -
6379354654  20020901  20320801   360    2,917.87  20020901    359     499,477.96  766    775,000          -
6380044179  20020901  20320801   360    2,067.26  20020901    359     344,456.74  739    431,000    431,000
6380114493  20021001  20320901   360    2,716.31  20021001    360     478,400.00  740    598,000    598,000
6381991287  20021001  20320901   360    1,845.32  20021001    360     325,000.00  730    515,000          -
6383683692  20021001  20320901   360    3,236.64  20021001    360     578,000.00  716    835,000          -
6383818785  20020901  20320801   360    2,570.70  20020901    359     499,356.38  784    660,000    654,045
6384352982  20020901  20320801   360    2,748.10  20020901    359     483,470.23  776    660,000          -
6384782360  20020901  20320801   360    2,276.73  20020901    359     395,077.18  699    565,000          -
6385376659  20021001  20320901   360    2,208.82  20021001    360     400,000.00  640    500,000    500,000
6387228379  20020901  20320801   360    4,814.48  20020901    359     824,138.65  762  1,200,000          -
6387430611  20021001  20320901   360    4,436.54  20021001    360     750,000.00  786  1,130,000          -
6387659979  20021001  20320901   360    1,680.77  20021001    360     317,600.00  686    397,000          -
6389966083  20021001  20320901   360    2,094.05  20021001    360     354,000.00  725    525,000          -
6392934334  20021001  20320901   360    2,127.90  20021001    360     380,000.00  671    758,000          -
6394590076  20021001  20320901   360    1,916.59  20021001    360     324,000.00  764    405,000          -
6395739680  20020901  20320801   360    2,865.35  20020901    359     490,487.36  764    760,000          -
6396984012  20021001  20320901   360    2,204.77  20021001    360     383,000.00  740    479,000          -
6398009750  20020901  20320801   360    2,271.51  20020901    359     383,608.49  785    625,000          -
6398856697  20021001  20320901   360    1,823.72  20021001    360     308,300.00  763    450,000          -
6399001475  20021001  20320901   360    2,548.20  20021001    360     468,000.00  705    586,000    585,274
6399148144  20021001  20320901   360    5,292.09  20021001    360   1,000,000.00  768  1,585,000          -
6399866471  20021001  20320901   360    3,482.19  20021001    360     658,000.00  742    940,000    940,000
6400443732  20020901  20320801   360    1,892.71  20020901    359     337,621.25  740    477,000          -
6401068454  20021001  20320901   360    1,810.44  20021001    360     314,500.00  775    530,000          -
6401644189  20021001  20320901   360    2,216.28  20021001    360     385,000.00  717    590,000    550,000
6402362690  20021001  20320901   360    2,782.17  20021001    360     490,000.00  641    825,000          -
6402987744  20021001  20320901   360    2,049.34  20021001    360     356,000.00  713    445,000    445,000
6403156422  20020901  20320801   360    2,867.34  20020901    359     504,447.24  804  2,525,000          -
6403446799  20020901  20320801   360    2,979.05  20020901    359     531,403.87  740    665,000    665,000
6403460253  20020901  20320801   360    3,342.19  20020901    359     564,423.96  662  1,000,000          -
6403731232  20021001  20320901   360    2,658.30  20021001    360     437,500.00  743    875,000          -
6404780550  20020901  20320801   360    3,493.27  20020901    359     597,975.02  760  2,000,000          -
6405118834  20020901  20320801   360    3,714.86  20020901    359     627,359.72  767    785,000    785,000
6405567998  20021001  20170901   180    5,357.18  20021001    180     661,000.00  782  1,400,000          -
6406487204  20021001  20320901   360    3,747.02  20021001    360     698,000.00  747  1,100,000          -
6407447371  20020901  20320801   360    2,112.18  20020901    359     371,592.82  786    465,000    465,000
6407457065  20021001  20320901   360    3,063.76  20021001    360     525,000.00  702    750,000          -
6408094974  20021001  20320901   360    2,185.99  20021001    360     385,000.00  781  1,250,000          -
6409304661  20020901  20320801   360    4,301.01  20020901    359     756,670.87  761  1,100,000  1,010,000
6410719626  20020901  20320801   360    2,261.57  20020901    359     381,930.21  779    510,000    496,100
6410925041  20020901  20320801   360    2,319.26  20020901    359     419,518.24  753    660,000          -
6412383488  20021001  20320901   360    2,620.67  20021001    360     468,000.00  810    585,000    585,000
6412944107  20020901  20320801   360    2,048.35  20021001    359     350,633.53  711    545,000          -
6414535424  20020901  20320801   360    2,406.25  20020901    359     417,553.13  757    530,000          -
6415320719  20021001  20320901   360    2,124.21  20021001    360     364,000.00  657    455,000    455,000
6415464095  20021001  20320901   360    2,648.02  20021001    360     460,000.00  773    730,000    730,000
6415948550  20021001  20320901   360    2,886.57  20021001    360     515,484.00  782    897,000          -
6416420419  20020901  20320801   360    3,979.85  20020901    359     654,363.38  634    910,000          -
6416598586  20020901  20320801   360    2,804.60  20020901    359     486,679.15  798    609,000    609,000
6417101034  20020901  20320801   360    2,799.86  20020901    359     499,439.72  779  1,000,000          -
6418343544  20020901  20320801   360    1,987.38  20020901    359     364,571.47  736    474,000          -
6418583156  20021001  20320901   360    3,124.64  20021001    360     558,000.00  777  1,075,000          -
6420503432  20021001  20320901   360    2,799.86  20021001    360     500,000.00  761  1,000,000          -
6420908359  20020901  20320801   360    3,139.63  20020901    359     537,438.29  788    715,000          -
6421384303  20020901  20320801   360    2,029.34  20020901    359     361,993.91  745    453,000          -
6421630838  20020901  20320801   360    3,893.09  20020901    359     714,160.56  794  1,065,000          -
6422631215  20020901  20320801   360    2,590.46  20020901    359     449,518.92  643    850,000          -
6423996260  20021001  20320901   360    3,500.08  20021001    360     652,000.00  790    860,000          -
6424323688  20020901  20320801   360    2,088.70  20020901    359     372,582.03  770    510,000          -
6424565288  20020901  20320801   360    2,070.39  20021001    359     349,643.15  761    520,000          -
6425331474  20020901  20320801   360    2,379.04  20020901    359     418,541.38  720    524,000    524,000
6427376964  20021001  20320901   360    1,937.47  20021001    360     332,000.00  784    420,000    415,000
6429380048  20021001  20320901   360    3,560.04  20021001    360     627,000.00  679  1,065,000          -
6429776153  20021001  20320901   360    1,984.49  20021001    360     359,375.00  759    525,000          -
6430063757  20021001  20320901   360    2,366.16  20021001    360     400,000.00  718    789,000    785,000
6430757085  20020901  20320801   360    2,396.07  20020901    359     421,538.10  763    528,000    527,500
6433154652  20021001  20320901   360    1,937.51  20021001    360     346,000.00  763    775,000          -
6433660815  20020901  20320801   360    3,180.64  20020901    359     567,363.53  753    720,000          -
6433723332  20021001  20320901   360    1,791.38  20021001    360     315,500.00  756    615,000          -
6435027963  20021001  20320901   360    5,319.73  20021001    360     950,000.00  775  1,900,000  1,900,000
6437592766  20020901  20320801   360    3,403.29  20020901    359     590,567.96  708    739,000    739,000
6439812485  20021001  20320901   360    5,008.22  20021001    360     870,000.00  760  1,100,000          -
6440589122  20020901  20320801   360    2,051.26  20020901    359     351,133.01  775    380,000    370,000 GENERAL ELECTRIC MTG INS
6440743836  20020901  20320801   360    2,275.94  20020901    359     389,592.81  734    585,000          -
6442101207  20020901  20320801   360    2,763.16  20020901    359     479,486.84  759    625,000          -
6442123961  20021001  20320901   360    2,528.24  20021001    360     451,494.00  787    575,000          -
6442247505  20020901  20320801   360    3,097.40  20020901    359     523,084.15  754    655,000          -
6442507858  20020901  20320801   360    3,713.99  20020901    359     627,211.87  752    795,000          -
6442608425  20021001  20320901   360    1,797.43  20021001    360     360,000.00  785    450,000    450,000
6443716565  20020901  20320801   360    3,594.81  20021001    359     615,356.86  690    770,000          -
6444123209  20021001  20320901   360    3,994.40  20021001    360     703,500.00  763  3,750,000          -
6445075820  20021001  20320901   360    3,123.32  20021001    360     528,000.00  656    660,000          -
6445267674  20021001  20320901   360    5,835.73  20021001    360   1,000,000.00  693  2,500,000          -
6446862515  20020901  20320801   360    2,520.99  20020901    359     443,514.01  785    595,000    555,000
6448079209  20021001  20320901   360    2,383.49  20021001    360     444,000.00  799    555,000    555,000
6448091824  20021001  20320901   360    2,577.77  20021001    360     454,000.00  728    585,000          -
6448668167  20021001  20320901   360    5,599.72  20021001    360   1,000,000.00  803  1,500,000          -
6449400628  20021001  20320901   360    3,001.47  20021001    360     507,400.00  707    725,000          -
6449680518  20021001  20320901   360    3,223.68  20021001    360     560,000.00  768    700,000          -
6450292583  20020901  20320801   360    2,034.42  20020901    359     343,569.36  640    438,000    429,900
6452884064  20021001  20320901   360    2,993.42  20021001    360     520,000.00  782    950,000          -
6454423994  20021001  20320901   360    1,974.26  20021001    360     333,750.00  715    445,000          -
6454675825  20020901  20170801   180    4,185.60  20020901    179     498,262.32  752    875,000    793,387
6454758589  20020901  20320801   360    3,253.46  20020901    359     549,439.25  651    875,000          -
6456644621  20020901  20320801   360    3,856.90  20020901    359     669,283.73  782  1,300,000          -
6457310560  20021001  20320901   360    5,098.75  20021001    360     898,000.00  770  1,200,000          -
6457343165  20021001  20320901   360    2,952.51  20021001    360     520,000.00  781    790,000          -
6458220891  20021001  20320901   360    2,239.89  20021001    360     400,000.00  650    520,000          -
6459190085  20020901  20320801   360    2,375.07  20020901    359     417,842.14  782    523,000    522,966
6459535107  20020901  20320801   360    2,229.25  20021001    359     379,927.95  758    540,000          -
6459820889  20020901  20320801   360    2,670.43  20020901    359     457,122.24  731    572,000    572,000
6460546077  20021001  20320901   360    2,580.04  20021001    360     454,400.00  703    675,000          -
6461440825  20020901  20320801   360    2,325.66  20020901    359     403,568.09  773    505,000    505,000
6461711191  20021001  20320901   360    1,748.08  20021001    360     340,000.00  682    468,000    452,000
6461849561  20021001  20320901   360    4,420.57  20021001    360     757,500.00  782  1,010,000  1,010,000
6462159028  20021001  20320901   360    4,065.37  20021001    360     716,000.00  803    900,000    895,000
6462620029  20020901  20320801   360    2,124.21  20020901    359     363,619.96  737    460,000          -
6462919850  20021001  20320901   360    3,639.82  20021001    360     650,000.00  782  2,055,000          -
6463032224  20021001  20320901   360    1,987.94  20021001    360     360,000.00  740    600,000          -
6463063419  20021001  20320901   360    3,589.33  20021001    360     650,000.00  779  1,250,000          -
6464277646  20021001  20320901   360    3,180.64  20021001    360     568,000.00  759    720,000          -
6467107980  20020901  20320801   360    3,589.33  20020901    359     649,254.42  785  1,160,000  1,090,000
6467735764  20021001  20320901   360    4,642.17  20021001    360     829,000.00  737  1,296,000          -
6468236317  20021001  20320901   360    2,943.37  20021001    360     518,390.00  754    670,000    647,992
6468366791  20021001  20320901   360    2,799.86  20021001    360     500,000.00  756    660,000    660,000
6468541229  20021001  20320901   360    2,239.89  20021001    360     400,000.00  791    530,000          -
6468708919  20021001  20320901   360    2,413.11  20021001    360     425,000.00  799    800,000    789,400
6470274041  20020901  20320801   360    3,160.36  20021001    359     548,413.08  782    910,000          -
6470865335  20020901  20320801   360    1,885.06  20021001    359     331,636.61  768    455,000          -
6470929479  20021001  20320901   360    2,044.05  20021001    360     360,000.00  714    480,000          -
6471751765  20021001  20320901   360    2,390.13  20021001    360     415,200.00  731    519,000    519,000
6473846704  20021001  20320901   360    2,127.90  20021001    360     380,000.00  756    600,000          -
6475580863  20020901  20320801   360    2,464.21  20020901    359     433,524.96  775    635,000          -
6476074056  20021001  20320901   360    2,327.94  20021001    360     410,000.00  704  1,200,000          -
6476335317  20021001  20320901   360    2,516.37  20021001    360     431,200.00  751    539,000    539,000
6476481145  20021001  20320901   360    2,134.89  20021001    360     376,000.00  690    600,000          -
6478533679  20021001  20320901   360    1,984.15  20021001    360     340,000.00  662  1,000,000          -
6480565610  20021001  20320901   360    3,415.83  20021001    360     610,000.00  643    765,000          -
6480770541  20020901  20320801   360    3,079.85  20021001    359     549,383.69  769    695,000    693,500
6481106497  20020901  20320801   360    3,406.74  20020901    359     599,343.26  752    998,000          -
6481728373  20020901  20320801   360    2,374.48  20020901    359     429,506.77  730    610,000    610,000
6483250640  20020901  20320801   360    3,939.05  20020901    359     656,345.95  770  2,800,000          -
6483474810  20020901  20320801   360    5,415.56  20020901    359     927,031.11  768  2,200,000          -
6483946122  20021001  20320901   360    4,144.73  20021001    360     720,000.00  764  1,030,000          -
6484198756  20021001  20320901   360    2,430.14  20021001    360     428,000.00  755    535,000          -
6484496705  20020901  20320801   360    2,071.90  20020901    359     369,585.39  737    582,000          -
6485230616  20021001  20320901   360    2,043.16  20021001    360     370,000.00  776    670,000          -
6485620345  20021001  20320901   360    3,619.98  20021001    360     646,458.00  748  1,460,000          -
6486236877  20021001  20320901   360    4,122.15  20021001    360     726,000.00  778  1,475,000          -
6487112648  20021001  20320901   360    1,778.10  20021001    360     322,000.00  764    575,000          -
6487415678  20020901  20320801   360    2,302.63  20020901    359     399,572.37  717    715,000          -
6488581783  20021001  20320901   360    3,611.14  20021001    360     636,000.00  752    795,000          -
6490067227  20021001  20320901   360    2,786.18  20021001    360     484,000.00  774    605,000    605,000
6490134258  20020901  20320801   360    2,153.20  20020901    359     363,628.88  659    520,000          -
6491794027  20020901  20320801   360    5,599.72  20020901    359     998,879.45  716  2,050,000          -
6493043183  20021001  20320901   360    5,552.98  20021001    360     978,000.00  737  2,500,000          -
6495351683  20021001  20320901   360    3,432.29  20021001    360     604,500.00  723    850,000          -
6499024559  20021001  20320901   360    2,208.82  20021001    360     400,000.00  760    665,000          -
6501326240  20021001  20320901   360    2,407.43  20021001    360     424,000.00  742    530,000    530,000
6501673393  20020901  20320801   360    2,186.07  20020901    359     374,208.89  768    493,000          -
6503933282  20021001  20320901   360    1,782.86  20021001    360     314,000.00  801    675,000          -
6505013596  20020901  20320801   360    3,104.61  20020901    359     531,444.56  758    665,000          -
6505589157  20021001  20320901   360    2,379.88  20021001    360     425,000.00  726  1,550,000          -
6505881208  20020901  20320801   360    2,026.32  20020901    359     351,623.68  725    440,000          -
6507296231  20021001  20320901   360    1,833.24  20021001    360     327,380.00  798    440,000          -
6507561915  20020901  20320801   360    4,432.56  20020901    359     769,176.82  737  1,100,000  1,100,000
6508064612  20020901  20320801   360    2,297.74  20020901    359     421,504.55  757    710,000          -
6509649718  20021001  20320901   360    2,127.90  20021001    360     380,000.00  735    725,000          -
6510368795  20020901  20320801   360    4,700.64  20020901    359     850,273.58  756  1,300,000  1,135,000
6511824135  20020901  20320801   360    2,047.65  20020901    359     336,672.45  711    725,000          -
6514507034  20021001  20320901   360    2,521.38  20021001    360     438,000.00  761    680,000          -
6515220538  20021001  20320901   360    1,807.70  20021001    360     332,000.00  792    575,000          -
6515265236  20020901  20320801   360    3,117.67  20020901    359     519,482.33  776    650,000    675,000
6516710735  20021001  20320901   360    2,721.47  20021001    360     486,000.00  753    850,000          -
6516760292  20021001  20320901   360    2,072.37  20021001    360     360,000.00  690    480,000    450,000
6516896823  20021001  20320901   360    4,311.97  20021001    360     719,200.00  760    899,000    899,000
6519086968  20021001  20320901   360    1,700.79  20021001    360     308,000.00  637    385,000          -
6519660044  20021001  20320901   360    4,093.76  20021001    360     721,000.00  711  5,200,000          -
6521267804  20021001  20320901   360    5,522.04  20021001    360   1,000,000.00  695  1,657,000  1,629,375
6522160131  20021001  20320901   360    4,141.53  20021001    360     750,000.00  786    965,000    965,000
6524827596  20021001  20320901   360    3,974.53  20021001    360     700,000.00  779    920,000          -
6526986796  20020901  20320801   360    2,130.05  20020901    359     364,618.91  728    460,000          -
6527039710  20020901  20320801   360    2,531.79  20020901    359     427,563.63  750    535,000    535,000
6527136342  20020901  20320801   360    2,014.80  20020901    359     349,625.83  759    790,000          -
6527426354  20021001  20320901   360    2,011.23  20021001    360     340,000.00  736    433,000          -
6528018143  20020901  20320801   360    2,916.29  20020901    359     492,497.36  787    620,000          -
6528562561  20020901  20320801   360    2,384.72  20020901    359     419,540.28  744    600,000          -
6533783541  20021001  20320901   360    2,473.88  20021001    360     448,000.00  700    575,000    560,000
6533798556  20021001  20320901   360    1,987.27  20021001    360     350,000.00  684    438,000          -
6534701831  20021001  20320901   360    2,334.30  20021001    360     400,000.00  723    850,000          -
6534982175  20020901  20320801   360    2,022.09  20020901    359     346,138.22  752    575,000          -
6535687799  20020901  20320801   360    1,902.45  20020901    359     325,659.63  736    410,000          -
6537234889  20021001  20320901   360    2,437.98  20021001    360     441,500.00  722    575,000          -
6538309912  20021001  20320901   360    3,209.66  20021001    360     550,000.00  750    800,000    799,000
6539838422  20021001  20320901   360    2,665.77  20021001    360     469,500.00  782    785,000          -
6540300560  20020901  20320801   360    1,845.60  20020901    359     311,681.90  727    390,000          -
6542764359  20021001  20320901   360    2,074.53  20021001    360     350,700.00  765    615,000          -
6543138041  20021001  20320901   360    2,719.71  20021001    360     479,000.00  759    600,000          -
6544465997  20020901  20320801   360    2,555.06  20020901    359     446,840.21  736    590,000    590,000
6544668608  20021001  20320901   360    3,669.81  20021001    360     637,500.00  751    850,000    850,000
6544907899  20021001  20320901   360    4,029.21  20021001    360     740,000.00  742  1,000,000    925,107
6546523660  20020901  20320801   360    2,043.16  20020901    359     369,575.59  755    525,000          -
6546671048  20020901  20270801   300    2,063.63  20020901    299     331,492.62  733    925,000          -
6547265022  20020901  20320801   360    2,855.26  20020901    359     495,469.74  732    710,000          -
6547336559  20021001  20320901   360    3,713.73  20021001    360     663,200.00  712    880,000    829,000
6548232252  20021001  20320901   360    5,110.11  20021001    360     900,000.00  786  3,100,000          -
6548316055  20020901  20320801   360    1,971.05  20020901    359     342,033.95  669    428,000    428,000
6548604054  20020901  20320801   360    2,319.90  20020901    359     402,569.16  691    515,000    515,000
6549222864  20021001  20320901   360    3,305.95  20021001    360     566,500.00  755  1,030,000  1,030,000
6550303116  20021001  20320901   360    3,919.80  20021001    360     700,000.00  756  1,295,000  1,295,000
6551031922  20021001  20320901   360    3,577.08  20021001    360     630,000.00  723  1,540,000          -
6552109453  20021001  20320901   360    2,327.94  20021001    360     410,000.00  773    950,000          -
6554062270  20021001  20320901   360    2,123.54  20021001    360     374,000.00  773    825,000          -
6554408598  20021001  20320901   360    1,747.52  20021001    360     335,000.00  744    560,000    560,000
6555461810  20021001  20320901   360    2,302.63  20021001    360     400,000.00  667    500,000          -
6555781753  20020901  20320801   360    2,118.42  20020901    359     367,606.58  688    460,000          -
6556727144  20020901  20320801   360    3,028.68  20020901    359     511,477.99  691    640,000          -
6560424639  20021001  20320901   360    2,419.39  20021001    360     409,000.00  655    513,000          -
6561588846  20021001  20320901   360    2,713.62  20021001    360     465,000.00  735    625,000          -
6562097391  20020901  20320801   360    3,021.74  20020901    359     503,498.26  672    630,000    630,000
6562555570  20020901  20320801   360    3,045.23  20021001    359     493,323.24  772    800,000          -
6562925914  20020901  20320801   360    4,605.26  20020901    359     799,144.74  741  1,220,000          -
6563127551  20021001  20320901   360    2,334.30  20021001    360     400,000.00  723    500,000    500,000
6563605440  20021001  20320901   360    2,230.91  20021001    360     404,000.00  698    825,000          -
6564040381  20021001  20320901   360    2,134.27  20021001    360     386,500.00  770    825,000          -
6565005276  20021001  20210901   228    4,489.84  20021001    228     660,000.00  787  1,925,000          -
6565414320  20021001  20320901   360    2,668.61  20021001    360     470,000.00  760    758,000          -
6565457337  20021001  20320901   360    3,359.83  20021001    360     600,000.00  746    883,000          -
6565690895  20020901  20320801   360    2,331.41  20020901    359     404,567.03  740    525,000          -
6565856710  20021001  20320901   360    3,236.40  20021001    360     570,000.00  716    745,000          -
6566008006  20021001  20320901   360    2,687.87  20021001    360     480,000.00  655    685,000          -
6566034903  20021001  20320901   360    3,723.81  20021001    360     665,000.00  781    950,000          -
6566652613  20021001  20320901   360    1,936.30  20021001    360     345,784.00  700    435,000    432,231
6570724986  20020901  20320801   360    2,033.68  20021001    359     338,862.32  760    425,000    424,000
6570940913  20020901  20320801   360    2,212.35  20020901    359     368,632.65  734    630,000          -
6572255971  20020901  20320801   360    2,013.33  20021001    359     344,639.80  760    508,000    505,000
6572410402  20020901  20320801   360    3,551.80  20020901    359     616,340.39  758    900,000          -
6572634431  20021001  20320901   360    3,617.42  20021001    360     646,000.00  735  1,000,000          -
6573925796  20020901  20320801   360    3,242.08  20020901    359     570,375.00  782  1,200,000          -
6574959331  20021001  20320901   360    3,781.56  20021001    360     648,000.00  753    810,000    810,000
6575189821  20020901  20320801   360    2,573.19  20020901    359     446,522.12  758    970,000          -
6575426454  20021001  20320901   360    2,302.63  20021001    360     400,000.00  753    815,000          -
6576134867  20020901  20320801   360    2,556.34  20020901    359     420,311.09  691    533,000    525,900
6576165614  20021001  20320901   360    2,334.30  20021001    360     400,000.00  741    510,000          -
6576704164  20021001  20320901   360    2,325.66  20021001    360     404,000.00  720    518,090    505,000
6577161786  20020901  20320801   360    4,619.77  20020901    359     824,075.54  642  1,270,000          -
6586242585  20021001  20320901   360    2,194.51  20021001    360     386,500.00  737    520,000          -
6586775048  20020901  20320801   360    2,116.53  20021001    359     357,435.20  780    450,000    447,250
6587290203  20020901  20320801   360    3,090.20  20020901    359     521,867.38  776    700,000    653,000
6588703386  20020901  20320801   360    2,898.54  20020901    359     489,500.42  764    700,000          -
6589215349  20021001  20320901   360    2,905.61  20021001    360     497,900.00  727    705,000          -
6589225207  20021001  20320901   360    2,790.90  20021001    360     498,400.00  747    665,000          -
6589825030  20021001  20320901   360    2,256.69  20021001    360     403,000.00  707    555,000          -
6589903779  20021001  20320901   360    3,296.93  20021001    360     549,900.00  708    687,375    687,375
6590491202  20021001  20320901   360    2,671.45  20021001    360     470,500.00  782  1,100,000          -
6591124448  20021001  20320901   360    4,619.77  20021001    360     825,000.00  683  2,000,000          -
6591575029  20021001  20320901   360    2,878.29  20021001    360     500,000.00  710    640,000          -
6592291410  20021001  20320901   360    2,965.14  20021001    360     488,000.00  641    612,000    610,816
6593036921  20020901  20320801   360    2,740.13  20020901    359     475,491.12  740    595,000    595,000
6593154443  20021001  20320901   360    2,157.60  20021001    360     380,000.00  678    475,000          -
6593912790  20021001  20320901   360    1,804.65  20021001    360     301,000.00  743    500,000          -
6593956136  20020901  20320801   360    5,506.02  20020901    359     942,514.92  713  1,450,000          -
6594224765  20021001  20320901   360    4,141.53  20021001    360     750,000.00  732  1,200,000          -
6595369486  20021001  20320901   360    2,508.68  20021001    360     448,000.00  786    670,000    668,000
6595691483  20021001  20320901   360    2,214.38  20021001    360     390,000.00  742    545,000          -
6597859997  20020901  20320801   360    3,884.85  20020901    359     665,004.96  760    951,000          -
6598641493  20021001  20320901   360    2,030.84  20021001    360     348,000.00  788    720,000          -
6599176002  20020901  20320801   360    5,499.95  20020901    359     994,857.55  780  4,500,000          -
6600222324  20021001  20320901   360    2,439.31  20021001    360     448,000.00  740    560,000    560,000
6600597311  20021001  20320901   360    2,259.81  20021001    360     398,000.00  787    885,000          -
6603448546  20021001  20320901   360    2,555.06  20021001    360     450,000.00  767    750,000    734,252
6607353809  20021001  20320901   360    2,093.61  20021001    360     390,000.00  791    770,000          -
6607720072  20020901  20320801   360    3,453.94  20020901    359     599,358.56  776  1,200,000          -
6608918915  20021001  20320901   360    4,261.20  20021001    360     782,607.00  768  1,350,000          -
6608955917  20021001  20320901   360    2,046.70  20021001    360     365,500.00  754    540,000          -
6609159469  20021001  20320901   360    2,015.90  20021001    360     360,000.00  765    570,000          -
6609634545  20021001  20320901   360    2,790.85  20021001    360     542,818.00  661    685,000    678,523
6611578441  20020901  20320801   360    2,091.68  20020901    359     353,122.65  779    670,000          -
6612002466  20021001  20320901   360    5,698.59  20021001    360     976,500.00  767  1,375,000          -
6612236288  20020901  20320801   360    2,863.09  20020901    359     464,558.79  678    620,000          -
6612291804  20021001  20320901   360    1,867.44  20021001    360     320,000.00  788    465,000          -
6612740339  20020901  20320801   360    2,161.49  20020901    359     385,567.47  740    754,000          -
6613004818  20020901  20320801   360    3,229.44  20020901    359     560,400.25  652    710,000          -
6614248703  20021001  20320901   360    4,457.38  20021001    360     796,000.00  732  1,150,000          -
6614845904  20021001  20320901   360    4,207.32  20021001    360     741,000.00  731  1,485,000          -
6615095905  20020901  20320801   360    2,259.63  20020901    359     414,512.77  770  1,175,000          -
6616625221  20020901  20320801   360    2,392.65  20020901    359     409,571.93  732    690,000          -
6616712227  20020901  20320801   360    4,738.22  20020901    359     800,183.34  760  1,600,000          -
6617898140  20021001  20320901   360    2,652.93  20021001    360     460,853.00  754    577,000    576,067
6618636895  20020901  20320801   360    2,379.41  20020901    359     436,486.94  772    790,000          -
6620135464  20021001  20320901   360    2,889.46  20021001    360     516,000.00  761    645,000    645,000
6620593860  20021001  20320901   360    2,952.88  20021001    360     506,000.00  737    823,000          -
6620677952  20020901  20320801   360    3,063.76  20020901    359     524,451.87  663    975,000          -
6621838207  20020901  20320801   360    2,682.81  20020901    359     471,982.82  759    785,000          -
6622630728  20021001  20320901   360    2,015.90  20021001    360     360,000.00  757  1,800,000          -
6623694517  20020901  20320801   360    5,235.02  20020901    359     920,990.81  625  2,100,000          -
6624768542  20021001  20320901   360    2,799.68  20021001    360     507,000.00  777    875,000          -
6625242240  20021001  20320901   360    1,894.82  20021001    360     348,000.00  663    435,000    435,000
6625325631  20021001  20320901   360    2,098.77  20021001    360     354,798.00  763    639,500          -
6625402935  20020901  20320801   360    2,277.43  20020901    359     384,607.47  763    550,000          -
6625766073  20021001  20320901   360    2,342.13  20021001    360     412,500.00  698    525,000          -
6625989931  20021001  20320901   360    3,963.31  20021001    360     670,000.00  725  1,160,000          -
6627054387  20021001  20320901   360    2,043.16  20021001    360     370,000.00  720    816,000          -
6628250729  20021001  20320901   360    3,077.42  20021001    360     542,000.00  773    900,000          -
6628339613  20020901  20320801   360    3,919.80  20020901    359     699,215.62  759  1,000,000          -
6628666429  20021001  20320901   360    4,605.26  20021001    360     800,000.00  678  1,700,000          -
6629681807  20021001  20320901   360    2,862.58  20021001    360     511,200.00  797    639,000    639,000
6630160767  20021001  20320901   360    2,473.88  20021001    360     448,000.00  720    560,000    560,000
6630450903  20020901  20320801   360    2,262.29  20020901    359     403,547.29  745    505,000          -
6631261721  20021001  20320901   360    2,972.23  20021001    360     516,320.00  751    650,000    645,400
6631361216  20021001  20320901   360    5,670.22  20021001    360     985,000.00  681  1,675,000          -
6631497358  20021001  20320901   360    2,251.09  20021001    360     402,000.00  757    555,000          -
6632322720  20021001  20320901   360    2,952.51  20021001    360     520,000.00  685    650,000          -
6632530090  20020901  20320801   360    2,302.63  20020901    359     399,572.37  761    525,000    500,000
6632647662  20020901  20320801   360    3,285.54  20020901    359     547,454.46  691    685,000          -
6632846355  20020901  20320801   360    2,602.77  20020901    359     439,551.40  727    750,000          -
6633155186  20021001  20320901   360    5,699.00  20021001    360     990,000.00  768  1,450,000          -
6633735573  20020901  20320801   360    2,777.46  20021001    359     495,444.21  780    620,000    620,000
6633776874  20021001  20320901   360    2,672.67  20021001    360     484,000.00  714    780,000          -
6634308396  20021001  20320901   360    1,953.20  20021001    360     344,000.00  709    435,000    430,000
6636985589  20020901  20320801   360    1,952.63  20020901    359     338,837.37  769    530,000          -
6637625085  20020901  20320801   360    2,235.09  20020901    359     382,600.12  716    740,000          -
6639264826  20020901  20320801   360    2,443.51  20020901    359     441,992.43  776    590,000    590,000
6640292659  20020901  20320801   360    5,522.04  20021001    359     998,852.96  693  1,385,000  1,385,000
6641178659  20020901  20320801   360    2,868.96  20020901    359     481,622.51  776  1,175,000          -
6641838799  20021001  20320901   360    1,934.21  20021001    360     336,000.00  712    420,000    420,000
6645665537  20020901  20320801   360    3,314.70  20020901    359     567,406.97  763    710,000    710,000
6646687597  20020901  20320801   360    1,844.14  20020901    359     333,576.94  760    515,000          -
6650212175  20020901  20320801   360    1,954.97  20020901    359     334,650.24  661    525,000          -
6652207553  20020901  20320801   360    3,142.72  20020901    359     552,894.16  773  1,110,000          -
6653013778  20020901  20320801   360    2,743.86  20020901    359     489,450.93  686    700,000          -
6653262771  20021001  20320901   360    3,743.73  20021001    360     650,341.00  701  1,075,000          -
6654166492  20020901  20320801   360    5,756.57  20020901    359     998,930.93  759  1,342,500  1,342,500
6654599155  20020901  20320801   360    2,132.24  20020901    359     370,004.01  766    463,000    463,000
6655267463  20021001  20320901   360    2,242.77  20021001    360     395,000.00  786  1,100,000          -
6655913538  20021001  20320901   360    3,268.01  20021001    360     560,000.00  710    820,000          -
6656812002  20020901  20320801   360    2,855.86  20020901    359     509,428.52  769    840,000          -
6657855935  20021001  20320901   360    2,705.59  20021001    360     470,000.00  765    590,000          -
6660149524  20020901  20320801   360    3,297.53  20020901    359     549,452.47  641    950,000          -
6662040945  20021001  20320901   360    2,980.90  20021001    360     525,000.00  770  1,250,000          -
6663558689  20021001  20320901   360    3,827.41  20021001    360     683,500.00  792  1,625,000          -
6664070940  20021001  20320901   360    2,602.77  20021001    360     440,000.00  672    730,000          -
6664517213  20021001  20320901   360    3,974.53  20021001    360     700,000.00  784    875,000    875,000
6664660294  20021001  20320901   360    3,449.87  20021001    360     633,600.00  748    800,000    792,000
6664848741  20020901  20320801   360    1,966.65  20020901    359     336,648.14  744    425,000          -
6665677396  20021001  20320901   360    2,761.02  20021001    360     500,000.00  724    950,000          -
6666625410  20021001  20320901   360    2,555.06  20021001    360     450,000.00  769    650,000          -
6667032475  20020901  20320801   360    2,947.05  20020901    359     504,472.74  704    788,000          -
6669235779  20020901  20320801   360    2,342.13  20020901    359     412,048.50  698  1,100,000          -
6669859909  20021001  20320901   360    3,179.62  20021001    360     560,000.00  775    810,000          -
6670304549  20020901  20320801   360    5,660.66  20020901    359     968,987.26  728  1,475,000          -
6670711610  20021001  20320901   360    2,071.90  20021001    360     370,000.00  711    820,000          -
6671698758  20021001  20320901   360    5,677.89  20021001    360     995,139.23  772  3,350,000          -
6671968433  20021001  20320901   360    2,590.46  20021001    360     450,000.00  793    570,000          -
6673962582  20020901  20320801   360    3,472.26  20020901    359     594,378.78  774  1,500,000          -
6674465585  20021001  20320901   360    3,526.93  20021001    360     638,700.00  713  2,650,000          -
6674828329  20020901  20320801   360    2,109.62  20020901    359     361,122.57  789  1,200,000          -
6675641804  20020901  20320801   360    4,159.70  20020901    359     702,483.05  644    880,000    879,000
6679053345  20021001  20320901   360    4,668.59  20021001    360     800,000.00  760  1,490,000  1,490,000
6681046709  20021001  20320901   360    1,876.60  20021001    360     313,000.00  727    580,000          -
6681677743  20021001  20320901   360    2,697.00  20021001    360     475,000.00  689    945,000          -
6682507568  20021001  20320901   360    5,599.72  20021001    360   1,000,000.00  726  2,045,000  2,045,000
6683200445  20021001  20320901   360    2,813.46  20021001    360     495,510.00  724  2,800,000          -
6684349316  20021001  20320901   360    2,575.87  20021001    360     460,000.00  664    850,000          -
6685820224  20021001  20320901   360    3,293.18  20021001    360     580,000.00  743    725,000          -
6688010559  20020901  20320801   360    2,611.83  20020901    359     459,496.50  775  1,000,000          -
6691521881  20021001  20320901   360    2,659.87  20021001    360     475,000.00  733    975,000          -
6691996372  20021001  20320901   360    4,083.66  20021001    360     750,000.00  745  1,150,000          -
6692032359  20021001  20320901   360    2,957.69  20021001    360     500,000.00  668    685,000          -
6693913151  20020901  20320801   360    2,997.93  20020901    359     527,422.07  758    975,000          -
6694040350  20021001  20320901   360    3,555.26  20021001    360     617,600.00  789    772,000    772,000
6694676724  20021001  20320901   360    1,791.91  20021001    360     320,000.00  691    485,000          -
6695056116  20020901  20320801   360    5,660.66  20020901    359     968,987.26  743  1,650,000          -
6695234622  20021001  20320901   360    5,263.73  20021001    360     940,000.00  782  1,550,000          -
6696189817  20020901  20320801   360    2,898.54  20020901    359     489,500.42  774    880,000          -
6697789961  20020901  20320801   360    2,705.80  20020901    359     489,437.95  760  1,075,000          -
6697799804  20021001  20320901   360    4,171.79  20021001    360     739,712.74  748  1,300,000          -
6698641906  20020901  20320801   360    2,082.22  20020901    359     351,641.11  804    440,000    440,000
6699134828  20021001  20320901   360    3,807.81  20021001    360     680,000.00  736    850,000    850,000
6700105171  20021001  20320901   360    2,032.11  20021001    360     368,000.00  710    600,000          -
6700882860  20021001  20320901   360    2,469.38  20021001    360     460,000.00  793    685,000    660,000
6705230180  20020901  20320801   360    2,899.07  20020901    359     524,397.81  760    878,000    857,500
6705395801  20021001  20320901   360    3,387.65  20021001    360     580,500.00  671  1,025,000          -
6705454434  20021001  20320901   360    2,796.49  20021001    360     479,200.00  775    600,000    599,000
6708160822  20020901  20320801   360    2,054.18  20020901    359     351,632.49  737    475,000          -
6708169203  20020901  20320801   360    2,020.49  20020901    359     336,664.51  764    408,000          - REPUBLIC MORTGAGE INS CO
6708908238  20020901  20320801   360    2,659.87  20020901    359     474,467.73  704    775,000          -
6711237666  20021001  20320901   360    5,308.53  20021001    360     948,000.00  699  1,300,000          -
6712426060  20020901  20320801   360    5,599.72  20020901    359     998,879.45  736  3,000,000          -
6713023585  20020901  20320801   360    3,501.44  20020901    359     599,373.56  763    785,000          -
6713154687  20021001  20320901   360    2,357.48  20021001    360     421,000.00  750    788,000          -
6713597224  20021001  20120901   120    9,769.47  20021001    120     890,000.00  745  2,750,000          -
6714338206  20020901  20320801   360    5,835.73  20020901    359     998,955.94  789  1,460,000          -
6715160963  20021001  20320901   360    2,628.87  20021001    360     463,000.00  739    624,000          -
6715777394  20021001  20320901   360    2,768.91  20021001    360     481,000.00  714    605,000          -
6716138158  20021001  20320901   360    2,995.85  20021001    360     535,000.00  798    900,000          -
6716383689  20021001  20320901   360    3,549.23  20021001    360     600,000.00  661    750,000    750,000
6716488819  20020901  20320801   360    2,117.71  20020901    359     357,635.00  757    550,000          -
6717397696  20021001  20320901   360    2,225.39  20021001    360     403,000.00  765    535,000          -
6718881250  20021001  20320901   360    1,932.72  20021001    360     350,000.00  635    625,000          -
6719905439  20021001  20320901   360    2,334.30  20021001    360     400,000.00  768    590,000          -
6721294632  20021001  20320901   360    4,715.27  20021001    360     808,000.00  726  3,000,000          -
6721391198  20021001  20320901   360    1,882.81  20021001    360     377,100.00  716    422,000    419,000     UNITED GUARANTY
6725139031  20020901  20320801   360    3,160.36  20021001    359     548,413.08  765    690,000          -
6725204595  20020901  20320801   360    3,639.82  20020901    359     649,271.64  754    900,000          -
6725280165  20021001  20320901   360    2,130.05  20021001    360     365,000.00  699    475,000          -
6726940601  20021001  20220901   240    2,435.13  20021001    240     354,000.00  711    540,000          -
6728437028  20020901  20320801   360    3,151.30  20020901    359     539,436.20  712    775,000          -
6728607349  20021001  20320901   360    2,070.77  20021001    360     375,000.00  787    736,000    730,500
6730738066  20021001  20320901   360    5,599.72  20021001    360   1,000,000.00  708  2,200,000          -
6731013436  20021001  20320901   360    1,890.74  20021001    360     333,000.00  736    420,000          -
6731146590  20020901  20320801   360    2,736.96  20020901    359     468,510.33  752    675,000          -
6732005563  20021001  20320901   360    2,540.14  20021001    360     460,000.00  745  1,040,000          -
6733438524  20021001  20320901   360    1,920.71  20021001    360     343,000.00  771    495,000          -
6735351550  20020901  20320801   360    2,334.30  20020901    359     399,582.37  749    505,000    502,415
6735434208  20021001  20320901   360    4,864.30  20021001    360     845,000.00  781  1,145,000  1,145,000
6736056299  20020901  20320801   360    2,771.98  20020901    359     474,504.06  753  1,000,000          -
6736624344  20020901  20320801   360    2,763.16  20020901    359     479,486.84  673    650,000          -
6738528709  20021001  20320901   360    2,650.09  20021001    360     448,000.00  738    563,000          -
6738761946  20021001  20320901   360    2,258.52  20021001    360     409,000.00  779    590,000          -
6738771424  20020901  20320801   360    3,476.86  20020901    359     595,165.96  741    760,000          -
6739299722  20021001  20320901   360    3,690.63  20021001    360     650,000.00  750  1,127,000          -
6739587555  20021001  20320901   360    2,063.61  20021001    360     379,000.00  737    730,000          -
6741133349  20020901  20320801   360    2,077.45  20020901    359     346,155.05  763    455,000    485,000
6741736885  20021001  20320901   360    2,374.28  20021001    360     424,000.00  705    550,000    530,000
6741748229  20021001  20320901   360    2,913.20  20021001    360     499,200.00  686    625,000    624,000
6742085662  20021001  20320901   360    2,814.89  20021001    360     469,500.00  679    590,000          -
6743713650  20021001  20320901   360    3,718.21  20021001    360     664,000.00  794    830,000    830,000
6745236239  20021001  20320901   360    3,261.39  20021001    360     566,550.00  794    810,000          -
6745471927  20020901  20320801   360    3,022.73  20020901    359     539,195.12  786    985,000          -
6746574703  20021001  20320901   360    2,178.29  20021001    360     389,000.00  740    500,000          -
6746745097  20020901  20320801   360    1,761.51  20020901    359     305,672.87  739    340,000    340,000     UNITED GUARANTY
6746982070  20020901  20320801   360    2,435.88  20020901    359     434,512.56  644    875,000          -
6747261771  20021001  20320901   360    2,509.37  20021001    360     430,000.00  710    582,000          -
6747424346  20020901  20320801   360    1,998.16  20020901    359     342,042.51  726    430,000    428,000
6747767652  20021001  20320901   360    2,048.59  20021001    360     360,800.00  693    451,000          -
6749440126  20021001  20320901   360    1,929.61  20021001    360     335,200.00  741    419,000    419,000
6749663925  20021001  20320901   360    3,581.02  20021001    360     639,500.00  736  1,900,000          -
6749883846  20021001  20320901   360    5,291.73  20021001    360     945,000.00  782  1,900,000          -
6750039510  20020901  20320801   360    1,748.08  20020901    359     339,562.34  744    484,000    470,760
6750491034  20020901  20320801   360    2,072.43  20020901    359     364,600.49  700    460,000          -
6753328910  20021001  20320901   360    3,724.50  20021001    360     647,000.00  773  2,000,000          -
6753385597  20021001  20320901   360    2,543.70  20021001    360     448,000.00  726    560,000          -
6756542772  20021001  20320901   360    2,413.14  20021001    360     437,000.00  769  1,425,000          -
6758045741  20021001  20320901   360    4,002.17  20021001    360     650,000.00  708  1,100,000          -
6758333675  20021001  20320901   360    3,265.29  20021001    360     552,000.00  654    690,000    690,000
6758873506  20020901  20320801   360    4,029.60  20020901    359     699,251.65  765  1,300,000  1,300,000
6761186359  20021001  20320901   360    3,166.64  20021001    360     565,500.00  771    707,500          -
6761848099  20021001  20320901   360    1,816.93  20021001    360     320,000.00  730    401,000          -
6762847561  20021001  20320901   360    3,338.60  20021001    360     588,000.00  767    760,000          -
6765120925  20020901  20320801   360    3,056.18  20020901    359     523,153.22  732    675,000          -
6765698813  20020901  20320801   360    4,055.84  20020901    359     690,199.09  718    950,000          -
6766405366  20021001  20320901   360    2,100.82  20021001    360     370,000.00  773    620,000          -
6766439811  20020901  20320801   360    5,227.08  20020901    359     958,872.92  732  2,000,000          -
6766667858  20021001  20320901   360    2,917.87  20021001    360     500,000.00  723    625,000          -
6766714841  20020901  20320801   360    2,833.46  20020901    359     505,433.00  738    885,000          -
6766777947  20021001  20320901   360    3,247.84  20021001    360     580,000.00  726    770,000          -
6768842376  20021001  20320901   360    2,706.88  20021001    360     457,600.00  650    800,000          -
6769458974  20021001  20320901   360    2,458.65  20021001    360     458,000.00  717    585,000    572,500
6769561819  20021001  20320901   360    4,003.48  20021001    360     725,000.00  749  1,150,000          -
6770187026  20021001  20320901   360    1,771.51  20021001    360     312,000.00  768    390,000    390,000
6770425723  20020901  20320801   360    2,519.96  20020901    359     425,565.67  785    540,000          -
6770690193  20021001  20320901   360    2,498.28  20021001    360     438,350.82  735  1,000,000          -
6771170336  20020901  20320801   360    2,418.79  20020901    359     425,533.71  754    541,000          -
6771595268  20020901  20320801   360    2,351.88  20020901    359     419,529.37  742    575,000    550,000
6771646376  20021001  20320901   360    2,596.59  20021001    360     463,700.00  770    582,000    582,000
6772068695  20020901  20320801   360    2,800.57  20020901    359     479,398.95  717    600,000    599,900
6772446388  20020901  20320801   360    2,437.00  20021001    359     434,712.33  766    545,500          -
6773556375  20021001  20320901   360    3,191.84  20021001    360     570,000.00  795    815,000          -
6773712895  20020901  20320801   360    2,235.09  20020901    359     382,600.12  785    625,000          -
6775388017  20020901  20320801   360    2,957.69  20020901    359     499,490.23  679    735,000    625,000
6775730903  20021001  20320901   360    5,747.42  20021001    360     998,411.00  804  2,200,000          -
6776168186  20021001  20320901   360    3,375.51  20021001    360     594,500.00  762  1,100,000          -
6777281020  20021001  20320901   360    1,935.65  20021001    360     327,222.00  668    490,000          -
6778468212  20021001  20320901   360    4,317.43  20021001    360     750,000.00  724    950,000    950,000
6778596822  20021001  20320901   360    2,810.56  20021001    360     495,000.00  707    735,000    730,000
6779978284  20020901  20320801   360    2,714.04  20020901    359     477,476.79  750    600,000          -
6780100225  20021001  20320901   360    2,993.42  20021001    360     520,000.00  742    650,000    650,000
6780853807  20020901  20320801   360    3,316.27  20020901    359     552,574.36  694    737,500    737,500
6781579344  20020901  20320801   360    2,357.90  20020901    359     398,198.60  633    640,000          -
6781939308  20020901  20320801   360    2,214.38  20020901    359     389,573.12  720    725,000          -
6782933920  20020901  20320801   360    2,566.41  20020901    359     451,505.26  751    565,000    565,000
6783251017  20020901  20320801   360    3,040.51  20020901    359     513,475.95  762    660,000          -
6783373852  20021001  20320901   360    2,674.31  20021001    360     471,004.00  754    700,000          -
6785729051  20021001  20320901   360    2,698.45  20021001    360     462,400.00  774    578,000    578,000
6786276326  20020901  20320801   360    2,964.64  20020901    359     514,449.42  782  1,250,000          -
6786726759  20020901  20320801   360    2,839.39  20020901    359     479,510.61  742    620,000          -
6788373006  20020901  20320801   360    3,453.94  20020901    359     599,358.56  747    810,000    805,000
6788428065  20021001  20320901   360    1,878.02  20021001    360     387,500.00  772    488,000    487,500
6788554662  20020901  20320801   360    2,878.29  20020901    359     499,465.46  765    840,000          -
6789800726  20021001  20320901   360    2,381.44  20021001    360     450,000.00  769    600,000          -
6790534215  20020901  20320801   360    2,514.04  20020901    359     424,566.69  712    557,000          -
6791579391  20021001  20320901   360    2,799.86  20021001    360     500,000.00  705    810,000          -
6791759241  20020901  20320801   360    4,247.07  20020901    359     747,181.26  740    935,000          -
6793511343  20020901  20320801   360    1,966.83  20020901    359     346,020.84  746    450,000    433,000
6794408002  20020901  20320801   360    2,388.98  20021001    359     414,556.33  787    620,000          -
6794778024  20021001  20320901   360    3,253.46  20021001    360     550,000.00  770    830,000          -
6795276010  20021001  20320901   360    1,813.32  20021001    360     315,000.00  767    400,000          -
6795590444  20021001  20320901   360    2,952.51  20021001    360     520,000.00  742    650,000    650,000
6795897658  20020901  20320801   360    1,917.43  20020901    359     337,330.36  780    455,000          -
6796855085  20020901  20320801   360    2,371.71  20020901    359     411,559.54  714    516,000    515,000
6797190128  20020901  20320801   360    2,808.40  20021001    359     474,061.93  773    595,000          -
6799126344  20021001  20320901   360    2,139.09  20021001    360     366,550.00  780    525,000          -
6800726546  20021001  20320901   360    2,655.26  20021001    360     455,000.00  662    650,000          -
6801748788  20021001  20320901   360    3,258.51  20021001    360     607,000.00  773  1,200,000          -
6802007689  20021001  20320901   360    4,355.90  20021001    360     800,000.00  751  1,400,000          -
6802375474  20021001  20320901   360    3,929.10  20021001    360     692,000.00  783  2,300,000          -
6802750304  20020901  20320801   360    3,260.96  20020901    359     454,857.74  735    600,000    524,415     UNITED GUARANTY
6805153837  20021001  20320901   360    3,974.53  20021001    360     700,000.00  759  3,000,000          -
6805165047  20021001  20320901   360    3,583.82  20021001    360     640,000.00  789    850,000          -
6805681365  20020901  20320801   360    1,998.62  20020901    359     351,614.71  766    440,000          -
6810357936  20021001  20320901   360    2,211.89  20021001    360     395,000.00  777    550,000          -
6810596657  20021001  20320901   360    2,873.02  20021001    360     506,000.00  720    725,000          -
6811994810  20020901  20320801   360    2,650.09  20020901    359     447,543.24  748    560,000    560,000
6813283592  20021001  20320901   360    1,750.70  20021001    360     308,335.00  775    355,000          - GENERAL ELECTRIC MTG INS
6814541758  20020901  20320801   360    1,910.96  20020901    359     331,328.94  766    493,000          -
6814863913  20021001  20320901   360    1,964.55  20021001    360     346,000.00  767    505,000          -
6815337925  20021001  20320901   360    2,164.98  20021001    360     381,300.00  737    575,000          -
6815670002  20020901  20320801   360    2,307.00  20020901    359     389,602.38  752  1,400,000          -
6816834532  20020901  20320801   360    2,240.92  20020901    359     383,599.08  800    480,000    480,000
6818697960  20021001  20320901   360    2,366.16  20021001    360     400,000.00  791    700,000          -
6818998038  20020901  20320801   360    3,529.45  20020901    359     604,168.55  720  2,160,000  2,160,000
6819418390  20021001  20320901   360    1,903.91  20021001    360     340,000.00  801    850,000          -
6820116348  20021001  20320901   360    3,309.43  20021001    360     591,000.00  630  1,000,000          -
6823921645  20021001  20320901   360    5,522.04  20021001    360   1,000,000.00  706  1,600,000          -
6825222703  20021001  20320901   360    4,318.23  20021001    360     730,000.00  645  1,075,000          -
6825268607  20020901  20320801   360    3,548.13  20021001    359     607,365.20  761    760,000    760,000
6825361279  20020901  20320801   360    2,845.30  20020901    359     480,509.60  730    745,000          -
6825733063  20020901  20320801   360    2,238.38  20021001    359     378,014.20  645    473,000          -
6827438026  20020901  20320801   360    2,123.75  20020901    359     368,530.59  813    755,000          -
6829667648  20020901  20320801   360    3,639.82  20020901    359     649,271.64  712  1,070,000          -
6833023275  20021001  20320901   360    2,177.95  20021001    360     400,000.00  698    655,000          -
6833205799  20020901  20320801   360    5,062.50  20020901    359     866,594.27  783  1,750,000          -
6834056902  20021001  20320901   360    2,159.89  20021001    360     391,139.00  664    604,000          -
6834861483  20021001  20320901   360    2,605.63  20021001    360     499,500.00  776    807,000    799,500
6835216133  20021001  20320901   360    1,767.06  20021001    360     320,000.00  730    400,000          -
6835278968  20020901  20320801   360    4,732.31  20020901    359     799,184.36  757  1,800,000          -
6836010253  20020901  20320801   360    2,446.54  20020901    359     424,545.65  736    570,000    570,000
6836058542  20021001  20320901   360    3,815.55  20021001    360     672,000.00  782    845,000          -
6838889894  20021001  20320901   360    2,725.39  20021001    360     476,838.00  763    758,000          -
6839256341  20020901  20320801   360    2,861.57  20020901    359     483,256.79  768    650,000    645,000
6839829972  20021001  20320901   360    3,898.53  20021001    360     716,000.00  762  1,800,000  1,750,000
6841720771  20020901  20320801   360    5,641.44  20020901    359     978,952.31  750  2,360,000          -
6842234194  20021001  20320901   360    3,012.41  20021001    360     516,200.00  655  1,315,000          -
6842399559  20021001  20320901   360    2,861.66  20021001    360     504,000.00  718    630,000    630,000
6843093771  20021001  20320901   360    2,641.95  20021001    360     471,800.00  743    700,000          -
6843330470  20020901  20320801   360    2,183.89  20020901    359     389,562.99  784    795,000          -
6844000650  20020901  20320801   360    2,422.19  20020901    359     403,597.81  699    525,000    505,000
6844721297  20020901  20320801   360    2,234.29  20021001    359     398,552.90  768    499,000    499,000
6844967890  20021001  20320901   360    1,928.13  20021001    360     330,400.00  776    460,000          -
6845642674  20021001  20320901   360    3,493.24  20021001    360     615,234.00  756    771,000    769,043
6845646303  20020901  20320801   360    4,376.72  20021001    359     727,887.50  760  1,500,000          -
6845890430  20021001  20320901   360    2,760.66  20021001    360     493,000.00  719    705,000          -
6847192850  20020901  20320801   360    5,042.07  20020901    359     858,031.70  774  1,200,000          -
6847443089  20021001  20320901   360    2,954.29  20021001    360     535,000.00  744  1,450,000          -
6847813687  20021001  20320901   360    4,479.77  20021001    360     800,000.00  785  2,515,000          -
6848609886  20020901  20320801   360    5,292.09  20020901    359     998,770.41  746  2,700,000          -
6849607889  20020901  20320801   360    2,271.16  20020901    359     399,562.17  793    515,000          -
6851428430  20020901  20320801   360    2,705.80  20020901    359     488,814.90  783    758,000          -
6851832383  20020901  20320801   360    2,240.54  20021001    359     394,175.08  763    510,000          -
6853123039  20021001  20320901   360    2,133.72  20021001    360     381,040.00  761    480,000          -
6853599279  20020901  20320801   360    3,666.64  20020901    359     663,238.36  784    830,000          -
6854550164  20021001  20320901   360    3,266.88  20021001    360     559,805.00  783    915,000          -
6854701601  20021001  20320901   360    2,982.32  20021001    360     521,250.00  769  1,000,000          -
6855152697  20021001  20320901   360    1,892.92  20021001    360     319,999.00  737    400,000    399,999
6855212533  20021001  20320901   360    2,271.16  20021001    360     400,000.00  752    530,000          -
6855265622  20021001  20320901   360    4,140.77  20021001    360     700,000.00  761    975,000          -
6855970536  20020901  20320801   360    3,520.30  20021001    359     619,321.37  756    775,000          -
6856004368  20020901  20320801   360    2,042.51  20020901    359     349,634.57  787    905,000          -
6856528903  20021001  20320901   360    4,376.80  20021001    360     750,000.00  745  2,050,000          -
6857760364  20021001  20320901   360    2,177.95  20021001    360     400,000.00  712    720,000          -
6858444893  20021001  20320901   360    1,921.67  20021001    360     347,525.16  783    455,000          -
6859721596  20021001  20320901   360    3,566.39  20021001    360     655,000.00  814  1,395,000          -
6861436464  20020901  20320801   360    1,855.26  20020901    359     345,184.74  791    432,000    432,000
6862702856  20021001  20320901   360    1,959.90  20021001    360     350,000.00  718    650,000          -
6863958291  20021001  20320901   360    5,177.14  20021001    360     875,200.00  682  1,094,000          -
6865032087  20021001  20320901   360    3,557.85  20021001    360     692,000.00  789    865,000    865,000
6865045337  20021001  20320901   360    1,932.72  20021001    360     350,000.00  725    550,000          -
6865545013  20020901  20320801   360    2,271.60  20021001    359     416,710.19  711    525,000    521,500
6867232362  20021001  20320901   360    2,208.82  20021001    360     400,000.00  773    600,000    500,000
6868061711  20021001  20320901   360    2,638.59  20021001    360     467,826.25  691    590,000          -
6868433274  20020901  20320801   360    3,495.61  20020901    359     598,374.60  705  1,350,000          -
6868532331  20020901  20320801   360    2,185.20  20020901    359     379,194.18  772    475,000    474,500
6869510344  20020901  20320801   360    5,455.78  20020901    359     986,866.72  761  1,550,000          -
6870601306  20021001  20320901   360    4,871.63  20021001    360     858,000.00  668  1,150,000          -
6872624785  20021001  20320901   360    2,276.73  20021001    360     395,500.00  742    565,000          -
6872762122  20020901  20320801   360    2,026.32  20020901    359     351,623.68  789    440,000    440,000
6872821738  20021001  20320901   360    3,048.98  20021001    360     536,990.00  711  1,200,000          -
6874154740  20020901  20320801   360    2,180.31  20020901    359     383,579.69  765    480,000    480,000
6874834762  20021001  20320901   360    2,320.84  20021001    360     408,750.00  725    545,000          -
6876466324  20021001  20320901   360    1,799.90  20021001    360     317,000.00  659    480,000          -
6878340451  20021001  20320901   360    2,028.71  20021001    360     367,383.00  775    625,000          -
6878995155  20020901  20320801   360    1,921.83  20020901    359     342,815.42  772    430,000    429,000
6883197854  20020901  20320801   360    2,333.83  20020901    359     399,502.45  746    500,000    499,900
6887571724  20021001  20320901   360    4,551.92  20021001    360     836,000.00  764  1,300,000          -
6888597041  20020901  20320801   360    1,940.25  20020901    359     327,665.58  765    410,000    410,000
6890582650  20020901  20320801   360    2,861.66  20020901    359     503,448.34  772    775,000          -
6890913020  20020901  20320801   360    2,279.60  20020901    359     395,576.65  749    500,000          -
6891811876  20021001  20320901   360    1,875.91  20021001    360     335,000.00  692    840,000          -
6895206081  20021001  20320901   360    2,115.94  20021001    360     357,700.00  726    511,000          -
6900335008  20021001  20320901   360    4,826.21  20021001    360     850,000.00  751  2,665,000          -
6900796076  20020901  20320801   360    2,138.79  20020901    359     351,657.88  721    440,000          -
6901876265  20020901  20320801   360    5,727.79  20020901    359     993,936.27  786  1,350,000          -
6902071346  20021001  20320901   360    5,966.30  20021001    360     969,000.00  660  3,100,000          -
6902227195  20021001  20320901   360    4,478.61  20021001    360     778,000.00  752  1,900,000          -
6905374903  20021001  20320901   360    1,916.29  20021001    360     337,500.00  766    453,000    450,000
6906802274  20020901  20320801   360    3,016.85  20020901    359     509,480.03  771  1,000,000          -
6907469214  20021001  20320901   360    1,737.32  20021001    360     347,960.00  804    435,000    434,950
6907483009  20021001  20320901   360    2,054.18  20021001    360     352,000.00  802    440,000    440,000
6910043311  20021001  20320901   360    2,334.30  20021001    360     400,000.00  669    505,000          -
6911883871  20021001  20320901   360    2,537.93  20021001    360     459,600.00  764    585,000          -
6912085757  20021001  20320901   360    1,829.51  20021001    360     313,500.00  769    395,000          -
6914153397  20020901  20320801   360    2,023.06  20020901    359     341,651.32  743    460,000          -
6914782799  20021001  20320901   360    2,770.41  20021001    360     523,500.00  758  1,200,000          -
6915739137  20021001  20320901   360    5,459.72  20021001    360     975,000.00  732  2,000,000          -
6919944527  20021001  20320901   360    2,620.67  20021001    360     468,000.00  687    585,000    585,000
6920685937  20021001  20320901   360    2,083.10  20021001    360     372,000.00  772    465,000    465,000
6921764566  20020901  20320801   360    2,334.30  20020901    359     399,582.37  664    500,000          -
6922698722  20020901  20320801   360    1,957.24  20020901    359     339,636.51  745    425,000    425,000
6922841900  20020901  20320801   360    2,655.00  20020901    359     480,248.50  766    601,000    601,000
6923092388  20021001  20320901   360    2,199.01  20021001    360     382,000.00  705    555,000          -
6924416487  20021001  20320901   360    6,076.11  20021001    360   1,000,000.00  667  2,300,000          -
6924538751  20021001  20320901   360    1,995.82  20021001    360     342,000.00  663    550,000          -
6925189042  20020901  20320801   360    1,911.09  20020901    359     355,572.24  756    460,000    445,000
6925479583  20021001  20320901   360    2,153.09  20021001    360     384,500.00  718    480,000    455,000 GENERAL ELECTRIC MTG INS
6927275385  20021001  20320901   360    3,905.80  20021001    360     697,500.00  772  1,850,000          -
6928366365  20021001  20320901   360    1,873.04  20021001    360     344,000.00  743    430,000    430,000
6929245303  20021001  20320901   360    2,866.63  20021001    360     534,000.00  714    975,000          -
6930165060  20020901  20320801   360    4,046.12  20021001    359     683,302.63  804  1,100,000          -
6930191355  20020901  20320801   360    2,352.97  20020901    359     402,779.03  743    504,000    504,000
6930664195  20021001  20320901   360    2,464.21  20021001    360     434,000.00  701    570,000          -
6931200551  20020901  20320801   360    2,878.29  20020901    359     499,465.46  765  1,300,000          -
6931280363  20020901  20320801   360    3,625.35  20020901    359     588,241.32  776    741,000    736,000
6932074120  20021001  20320901   360    2,475.24  20021001    360     454,600.00  777    945,000          -
6932386714  20021001  20320901   360    1,903.91  20021001    360     340,000.00  746    425,000    425,000
6932527887  20020901  20320801   360    2,924.12  20020901    359     514,436.30  752    735,000          -
6932656694  20021001  20320901   360    2,770.82  20021001    360     488,000.00  728    610,000          -
6933175744  20020901  20320801   360    1,840.21  20020901    359     323,745.25  662    465,000          -
6935351640  20021001  20320901   360    2,129.54  20021001    360     360,000.00  717  1,415,000          -
6937089784  20020901  20320801   360    2,386.82  20021001    359     408,572.97  754    535,000          -
6937261375  20021001  20320901   360    3,180.48  20021001    360     545,000.00  713  1,000,000          -
6939710684  20020901  20320801   360    2,341.30  20020901    359     429,495.16  776    538,000    537,500
6939911746  20021001  20320901   360    1,957.24  20021001    360     340,000.00  721    425,000    425,000
6940311076  20021001  20320901   360    2,720.45  20021001    360     485,818.00  673    607,500    607,273
6940841841  20021001  20320901   360    1,742.64  20021001    360     311,200.00  724    389,000    389,000
6941493998  20020901  20320801   360    2,952.51  20020901    359     519,430.82  729    825,000          -
6941792779  20021001  20320901   360    3,389.79  20021001    360     588,855.00  723  1,000,000          -
6942019446  20021001  20320901   360    4,317.43  20021001    360     750,000.00  692  2,700,000          -
6942876662  20020901  20320801   360    4,258.42  20020901    359     749,179.08  719  1,300,000          -
6943143286  20020901  20320801   360    2,925.81  20020901    359     487,514.19  727    610,000          -
6943328184  20021001  20320901   360    2,374.48  20021001    360     430,000.00  749    800,000          -
6943450012  20020901  20320801   360    3,311.35  20020901    359     582,561.65  741  1,160,000          -
6945459359  20021001  20320901   360    2,239.89  20021001    360     400,000.00  739    695,000          -
6945886064  20021001  20320901   360    2,003.29  20021001    360     348,000.00  736    435,000          -
6945900873  20020901  20320801   360    3,516.62  20020901    359     627,296.30  678    785,000    785,000
6946216451  20021001  20320901   360    1,867.44  20021001    360     320,000.00  751    550,000          -
6947368715  20020901  20320801   360    2,410.16  20020901    359     412,568.80  770  1,400,000          -
6948676553  20021001  20320901   360    2,082.22  20021001    360     352,000.00  816    456,000          -
6949936394  20020901  20320801   360    2,009.98  20020901    359     353,612.52  767    655,000          -
6950211810  20021001  20320901   360    1,925.31  20021001    360     353,600.00  694    445,000    442,000
6950829413  20021001  20320901   360    2,150.08  20021001    360     373,500.00  736    415,000    415,000 GENERAL ELECTRIC MTG INS
6951207718  20020901  20320801   360    2,450.20  20020901    359     449,471.68  760    752,000    725,000
6951695169  20020901  20320801   360    1,784.54  20020901    359     309,668.59  776    605,000          -
6952240205  20020901  20320801   360    3,914.47  20021001    359     678,973.50  726    850,000    850,000
6954176209  20020901  20320801   360    1,724.72  20020901    359     307,654.86  767    595,000          -
6954346851  20021001  20320901   360    2,043.90  20021001    360     365,000.00  740    615,000          -
6954632748  20020901  20320801   360    2,694.08  20020901    359     467,499.67  646    592,000          -
6956047507  20021001  20320901   360    1,939.38  20021001    360     341,567.00  815    875,000          -
6956154287  20020901  20320801   360    3,972.03  20020901    359     689,262.35  702    990,000          -
6957267138  20021001  20320901   360    2,762.87  20021001    360     486,600.00  691    615,000          -
6958012699  20021001  20320901   360    4,258.42  20021001    360     750,000.00  664  1,350,000          -
6958101641  20020901  20320801   360    2,042.51  20020901    359     349,634.57  774    700,000          -
6958546134  20021001  20320901   360    2,850.26  20021001    360     509,000.00  779    935,000          -
6959258432  20020901  20320801   360    2,095.03  20020901    359     358,625.18  779    760,000          -
6959466555  20020901  20320801   360    2,413.48  20020901    359     407,584.02  662    525,000    510,000
6960321716  20020901  20320801   360    2,689.24  20020901    359     486,441.39  680    660,000    660,000
6960644190  20020901  20320801   360    2,417.76  20021001    359     419,550.99  753    525,000    525,000
6961525927  20020901  20320801   360    3,431.41  20020901    359     587,386.09  742    745,000          -
6962748098  20021001  20320901   360    2,152.96  20021001    360     374,000.00  783    700,000          -
6963024473  20021001  20320901   360    2,417.76  20021001    360     420,000.00  780    790,000          -
6963366502  20021001  20320901   360    2,799.86  20021001    360     500,000.00  735  1,600,000          -
6965148403  20020901  20320801   360    2,694.08  20020901    359     467,499.67  679    835,000          -
6966176395  20020901  20320801   360    3,313.23  20021001    359     599,311.77  774    800,000    800,000
6966957026  20021001  20320901   360    2,168.96  20021001    360     382,000.00  799  1,500,000          -
6967274082  20020901  20320801   360    3,449.43  20020901    359     615,309.74  772    775,000    770,000
6967540763  20020901  20320801   360    2,047.11  20020901    359     360,145.37  796    900,000          -
6970289275  20021001  20320901   360    2,872.66  20021001    360     513,000.00  770  1,100,000          -
6970374531  20020901  20320801   360    2,435.82  20021001    359     428,530.43  762    640,000          -
6970600711  20021001  20320901   360    2,187.50  20021001    360     380,000.00  751    750,000          -
6971031171  20021001  20320901   360    4,541.57  20021001    360     834,100.00  776  1,315,000          -
6972790213  20021001  20320901   360    3,133.60  20021001    360     559,600.00  740    850,000          -
6973411660  20021001  20320901   360    1,953.20  20021001    360     344,000.00  682    430,000          -
6974448083  20021001  20320901   360    2,585.23  20021001    360     443,000.00  755    640,000          -
6975608784  20020901  20320801   360    1,981.66  20020901    359     334,658.44  776    790,000          -
6976073376  20020901  20320801   360    3,974.53  20020901    359     699,233.80  703  1,550,000          -
6976087079  20020901  20320801   360    2,830.66  20021001    359     504,933.56  720    777,000          -
6976999737  20020901  20320801   360    1,928.45  20020901    359     334,641.86  769    680,000          -
6977684429  20021001  20320901   360    1,959.22  20021001    360     354,800.00  793    444,000    443,500
6978395074  20021001  20320901   360    2,157.60  20021001    360     380,000.00  788    641,000          -
6979382642  20021001  20320901   360    2,616.19  20021001    360     467,200.00  707    584,000          -
6982183219  20021001  20320901   360    2,275.29  20021001    360     395,250.00  753    515,000          -
6983064087  20021001  20320901   360    2,163.54  20021001    360     391,800.00  776    490,000    489,760
6986803333  20020901  20320801   360    3,071.45  20020901    359     547,885.37  763  1,600,000          -
6986955364  20020901  20320801   360    4,083.66  20020901    359     749,119.47  763  1,055,000  1,055,000
6989072902  20021001  20320901   360    3,029.95  20021001    360     548,700.00  717  1,003,000          -
6989490658  20020901  20320801   360    5,301.66  20020901    359     895,336.23  715  1,210,000          -
6992045986  20020901  20320801   360    1,873.04  20021001    359     343,596.13  708    430,000    430,000
6994429691  20021001  20320901   360    2,415.70  20021001    360     450,000.00  741    812,000          -
6994555339  20020901  20320801   360    2,334.30  20020901    359     399,582.37  639  1,000,000          -
6995321269  20021001  20320901   360    1,778.14  20021001    360     336,000.00  692    420,000          -
6997046773  20020901  20320801   360    2,430.14  20020901    359     427,531.53  759    535,000    535,000
6997557704  20020901  20320801   360    2,763.16  20020901    359     479,486.84  701    600,000    600,000
6998264235  20021001  20320901   360    2,995.72  20021001    360     600,000.00  783  4,000,000  4,000,000
7016089018  20021001  20320901   360    3,220.93  20021001    360     600,000.00  711  1,400,000          -
7016089596  20020901  20320801   360    2,748.05  20021001    359     490,197.09  684    925,000          -
7016099611  20020901  20320801   360    2,745.31  20020901    359     503,608.04  784  1,132,000          -
7016100930  20020901  20320801   360    2,340.40  20020901    359     417,480.66  756    760,000          -
7016102449  20021001  20320901   360    1,697.76  20021001    360     307,450.00  675    395,000          -
7016103223  20021001  20320901   360    2,621.71  20021001    360     481,500.00  750    735,000          -
7016109295  20021001  20270901   300    1,987.98  20021001    300     316,000.00  671    540,000          -
7016122363  20021001  20320901   360    2,330.41  20021001    360     428,000.00  774    925,000          -
7016122512  20021001  20320901   360    5,599.72  20021001    360   1,000,000.00  798  4,250,000          -
7016125861  20021001  20220901   240    3,032.30  20021001    240     450,000.00  648    950,000    950,000
7016129210  20021001  20320901   360    1,901.14  20021001    360     369,770.00  803    570,000          -
7016131182  20021001  20320901   360    1,729.11  20021001    360     322,100.00  769    460,000          -
7016133220  20020901  20320801   360    3,495.45  20020901    359     632,273.93  759    940,000          -
7016134194  20021001  20320901   360    1,890.74  20021001    360     333,000.00  663    770,000          -
7016142304  20021001  20320901   360    2,506.99  20021001    360     435,500.00  739    575,000          -
7016144839  20021001  20170901   180    3,135.13  20021001    180     390,000.00  787    710,000          -
7016145430  20021001  20320901   360    2,302.63  20021001    360     400,000.00  757    520,000    500,000
7016145653  20021001  20320901   360    1,882.12  20021001    360     350,604.00  756    550,000          -
7016149606  20021001  20320901   360    1,742.61  20021001    360     324,615.00  758    455,000          -
7016150265  20021001  20320901   360    3,266.93  20021001    360     600,000.00  749  1,555,000          -
7016259249  20021001  20320901   360    3,045.69  20021001    360     543,900.00  707  1,225,000          -

BOAMS 2002-J
5/1 LIBOR
MORTGAGE SCHEDULE (continued)

   LOAN     1ST CHANGE  ADJUSTMENT  CONVERSION          1ST CHANGE   MAX RATE      MINIMUM      MAXIMUM    MINIMUM   PERIODIC
  NUMBER       DATE     FREQUENCY      FLAG     MARGIN      CAP      INCREASE   RATE DECREASE     RATE       RATE    RATE CAP
-----------------------------------------------------------------------------------------------------------------------------
6000111689   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6000169885   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6000241957   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6000448735   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6001176608   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6001576724   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6003367171   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6005526683   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6005890782   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6006170739   20070901      012           N       2.250    5.00000      5.00         5.00         09.625     2.250      2.00
6006856386   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6009087369   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6009716520   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6009787364   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6011363105   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6011563340   20070801      012           N       2.250    5.00000      5.00         5.00         09.625     2.250      2.00
6012259740   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6012984263   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6013685687   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6015901793   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6016057124   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6016066950   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6017383537   20070901      012           N       2.250    5.00000      5.00         5.00         09.750     2.250      2.00
6017720571   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6018072949   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6019084844   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6020982994   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6021268864   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6021896862   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6021994881   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6022624578   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6024306547   20070901      012           N       2.250    5.00000      5.00         5.00         11.375     2.250      2.00
6024354042   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6024714401   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6025461010   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6026621182   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6027067385   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6027210290   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6030122797   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6031044388   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6031340273   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6032491935   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6032606995   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6032719806   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6036764725   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6037169916   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6037325211   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6038460512   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6038475965   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6040542174   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6041326411   20070901      012           N       2.250    5.00000      5.00         5.00         09.375     2.250      2.00
6041672632   20070801      012           N       2.250    5.00000      5.00         5.00         09.750     2.250      2.00
6043478590   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6046327778   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6046344211   20070901      012           N       2.250    5.00000      5.00         5.00         09.750     2.250      2.00
6046474489   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6047922429   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6051144829   20070801      012           N       2.250    5.00000      5.00         5.00         11.375     2.250      2.00
6051862826   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6053401375   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6053597404   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6054118853   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6055710997   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6056599381   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6057199405   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6057360536   20070801      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6058350635   20070901      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6060802151   20070901      012           N       2.250    5.00000      5.00         5.00         09.750     2.250      2.00
6061300858   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6061762149   20070901      012           N       2.250    5.00000      5.00         5.00         09.625     2.250      2.00
6063806589   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6064086579   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6064483594   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6070153975   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6070186256   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6071001546   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6071630849   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6073680487   20070801      012           N       2.250    5.00000      5.00         5.00         09.750     2.250      2.00
6073815869   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6073943703   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6074540037   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6075758158   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6075874336   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6075983731   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6077530753   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6078923213   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6079548423   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6081196468   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6082352672   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6083595196   20070901      012           N       2.250    5.00000      5.00         5.00         09.875     2.250      2.00
6085409305   20070901      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6086388110   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6086520431   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6087545429   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6087657208   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6088707606   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6089339342   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6090846483   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6091274966   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6091731148   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6091991692   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6092394581   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6093872254   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6095022551   20070901      012           N       2.250    5.00000      5.00         5.00         09.375     2.250      2.00
6099734565   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6099767508   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6103177611   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6103262447   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6104467169   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6104736845   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6105323718   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6106508739   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6107589811   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6108402071   20070801      012           N       2.250    5.00000      5.00         5.00         09.625     2.250      2.00
6109564093   20070901      012           N       2.250    5.00000      5.00         5.00         09.750     2.250      2.00
6111218241   20070901      012           N       2.250    5.00000      5.00         5.00         09.875     2.250      2.00
6111769128   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6111991151   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6112316374   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6112693988   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6116057040   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6116344695   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6119322573   20070901      012           N       2.250    5.00000      5.00         5.00         11.500     2.250      2.00
6119478953   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6120239436   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6120996944   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6122547372   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6122722389   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6123277086   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6123619261   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6123975994   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6124224285   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6124343986   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6124384139   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6125264751   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6127220801   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6129253768   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6129494750   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6130245431   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6130627349   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6131113794   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6132078822   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6133837317   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6134112702   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6135768403   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6139402058   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6139940065   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6140056182   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6141056686   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6141479417   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6141484797   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6143187984   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6143543632   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6143661046   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6145687650   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6146008211   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6146847022   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6148025072   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6150618517   20070801      012           N       2.250    5.00000      5.00         5.00         11.125     2.250      2.00
6152030992   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6152095151   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6152252091   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6153871063   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6154246042   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6156347277   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6156404086   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6156473636   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6157452795   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6161683211   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6161720286   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6162201039   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6165332245   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6165879310   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6166174653   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6166413119   20070901      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6166810744   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6167812210   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6169413751   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6169459440   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6172464585   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6172678283   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6174051240   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6174235884   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6176292552   20070901      012           N       2.250    5.00000      5.00         5.00         09.875     2.250      2.00
6179080517   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6179157174   20070801      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6179522120   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6180155837   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6181573335   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6183461828   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6183557435   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6185145338   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6185212492   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6185277834   20070901      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6187374076   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6188392952   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6188693995   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6188798331   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6189358507   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6189845396   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6189944595   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6190726684   20070901      012           N       2.250    5.00000      5.00         5.00         09.875     2.250      2.00
6190820321   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6191144226   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6191261624   20070801      012           N       2.250    5.00000      5.00         5.00         09.875     2.250      2.00
6192115688   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6192681697   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6193419253   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6195806556   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6198016906   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6198562966   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6198752526   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6199148369   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6199200319   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6200164926   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6202670805   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6203937161   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6205150557   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6205939710   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6206121110   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6206493766   20070801      012           N       2.250    5.00000      5.00         5.00         09.750     2.250      2.00
6207674968   20070801      012           N       2.250    5.00000      5.00         5.00         09.875     2.250      2.00
6209385811   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6210631369   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6215385045   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6216754389   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6217631073   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6218361464   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6218928817   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6219969398   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6220473083   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6221384834   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6223611044   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6224879475   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6225564761   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6227382774   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6227562037   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6229162232   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6229267486   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6229816738   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6231259729   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6232573144   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6233761532   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6235426779   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6236454408   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6236627425   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6237039000   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6237114308   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6237117541   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6237807620   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6240786217   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6240883592   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6242797063   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6243543946   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6243742647   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6247325100   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6247896548   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6250605646   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6251190507   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6251588148   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6253805755   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6255788280   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6256550846   20070801      012           N       2.250    5.00000      5.00         5.00         09.875     2.250      2.00
6256814119   20070801      012           N       2.250    5.00000      5.00         5.00         11.250     2.250      2.00
6256981579   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6258260717   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6258907457   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6259365473   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6259793229   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6262350140   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6262844779   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6262890228   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6263713254   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6263936335   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6265223328   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6265827599   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6266092342   20070901      012           N       2.250    5.00000      5.00         5.00         09.500     2.250      2.00
6267463286   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6270838862   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6270886119   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6271602804   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6272096766   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6273536885   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6275143425   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6275835889   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6275865696   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6276515845   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6277312747   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6277987456   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6279011537   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6279904905   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6281975265   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6281979523   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6282287256   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6282617593   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6282817128   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6283761853   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6284043772   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6284944649   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6285337561   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6286274540   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6286922486   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6287549171   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6287743097   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6288755892   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6289053750   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6290139598   20070801      012           N       2.250    5.00000      5.00         5.00         11.125     2.250      2.00
6291744040   20070801      012           N       2.250    5.00000      5.00         5.00         11.250     2.250      2.00
6292669451   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6293217342   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6293736994   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6294803793   20070901      012           N       2.250    5.00000      5.00         5.00         09.125     2.250      2.00
6294901050   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6295810094   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6298531457   20070901      012           N       2.250    5.00000      5.00         5.00         11.125     2.250      2.00
6300582308   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6301252877   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6302628281   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6302858896   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6304037986   20070801      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6304287847   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6306230605   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6307249869   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6307372810   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6307687209   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6310093742   20070901      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6311302886   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6312642678   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6314356970   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6314872877   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6314980613   20070901      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6315100849   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6318309165   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6318358253   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6318678999   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6319213267   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6319307259   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6319543044   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6320635599   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6320687335   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6321672757   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6322965838   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6323160801   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6324660049   20070901      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6325533864   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6325967930   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6326581433   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6326938799   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6327711096   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6330830479   20070801      012           N       2.250    5.00000      5.00         5.00         09.875     2.250      2.00
6331376704   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6332407722   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6333875901   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6334005920   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6335261852   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6335527997   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6338435719   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6339953843   20070801      012           N       2.250    5.00000      5.00         5.00         09.750     2.250      2.00
6340149514   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6340380945   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6340796694   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6340930038   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6342060156   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6342546998   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6342588230   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6343100480   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6343813652   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6343875057   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6344194201   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6345096561   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6345186735   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6345872433   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6346298661   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6346843854   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6347867373   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6348238491   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6349277118   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6352312273   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6352529165   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6353111682   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6354494731   20070801      012           N       2.250    5.00000      5.00         5.00         09.500     2.250      2.00
6354619956   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6357610580   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6358920459   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6359190318   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6361140707   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6361514349   20070801      012           N       2.250    5.00000      5.00         5.00         11.250     2.250      2.00
6364637121   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6365689352   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6365719464   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6367661045   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6368087497   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6369954521   20070901      012           N       2.250    5.00000      5.00         5.00         09.500     2.250      2.00
6371751212   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6372511912   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6372744687   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6373326575   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6374381652   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6376111131   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6376496433   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6376504673   20070901      012           Y       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6377711368   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6379325258   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6379354654   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6380044179   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6380114493   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6381991287   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6383683692   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6383818785   20070801      012           N       2.250    5.00000      5.00         5.00         09.625     2.250      2.00
6384352982   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6384782360   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6385376659   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6387228379   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6387430611   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6387659979   20070901      012           N       2.250    5.00000      5.00         5.00         09.875     2.250      2.00
6389966083   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6392934334   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6394590076   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6395739680   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6396984012   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6398009750   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6398856697   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6399001475   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6399148144   20070901      012           N       2.250    5.00000      5.00         5.00         09.875     2.250      2.00
6399866471   20070901      012           N       2.250    5.00000      5.00         5.00         09.875     2.250      2.00
6400443732   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6401068454   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6401644189   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6402362690   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6402987744   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6403156422   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6403446799   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6403460253   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6403731232   20070901      012           N       2.250    5.00000      5.00         5.00         11.125     2.250      2.00
6404780550   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6405118834   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6405567998   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6406487204   20070901      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6407447371   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6407457065   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6408094974   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6409304661   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6410719626   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6410925041   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6412383488   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6412944107   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6414535424   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6415320719   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6415464095   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6415948550   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6416420419   20070801      012           N       2.250    5.00000      5.00         5.00         11.125     2.250      2.00
6416598586   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6417101034   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6418343544   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6418583156   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6420503432   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6420908359   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6421384303   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6421630838   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6422631215   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6423996260   20070901      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6424323688   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6424565288   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6425331474   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6427376964   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6429380048   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6429776153   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6430063757   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6430757085   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6433154652   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6433660815   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6433723332   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6435027963   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6437592766   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6439812485   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6440589122   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6440743836   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6442101207   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6442123961   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6442247505   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6442507858   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6442608425   20070901      012           N       2.250    5.00000      5.00         5.00         09.375     2.250      2.00
6443716565   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6444123209   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6445075820   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6445267674   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6446862515   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6448079209   20070901      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6448091824   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6448668167   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6449400628   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6449680518   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6450292583   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6452884064   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6454423994   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6454675825   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6454758589   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6456644621   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6457310560   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6457343165   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6458220891   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6459190085   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6459535107   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6459820889   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6460546077   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6461440825   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6461711191   20070901      012           N       2.250    5.00000      5.00         5.00         09.625     2.250      2.00
6461849561   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6462159028   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6462620029   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6462919850   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6463032224   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6463063419   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6464277646   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6467107980   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6467735764   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6468236317   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6468366791   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6468541229   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6468708919   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6470274041   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6470865335   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6470929479   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6471751765   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6473846704   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6475580863   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6476074056   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6476335317   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6476481145   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6478533679   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6480565610   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6480770541   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6481106497   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6481728373   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6483250640   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6483474810   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6483946122   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6484198756   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6484496705   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6485230616   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6485620345   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6486236877   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6487112648   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6487415678   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6488581783   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6490067227   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6490134258   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6491794027   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6493043183   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6495351683   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6499024559   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6501326240   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6501673393   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6503933282   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6505013596   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6505589157   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6505881208   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6507296231   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6507561915   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6508064612   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6509649718   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6510368795   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6511824135   20070801      012           N       2.250    5.00000      5.00         5.00         11.125     2.250      2.00
6514507034   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6515220538   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6515265236   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6516710735   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6516760292   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6516896823   20070901      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6519086968   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6519660044   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6521267804   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6522160131   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6524827596   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6526986796   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6527039710   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6527136342   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6527426354   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6528018143   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6528562561   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6533783541   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6533798556   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6534701831   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6534982175   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6535687799   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6537234889   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6538309912   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6539838422   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6540300560   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6542764359   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6543138041   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6544465997   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6544668608   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6544907899   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6546523660   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6546671048   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6547265022   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6547336559   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6548232252   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6548316055   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6548604054   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6549222864   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6550303116   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6551031922   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6552109453   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6554062270   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6554408598   20070901      012           N       2.250    5.00000      5.00         5.00         09.750     2.250      2.00
6555461810   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6555781753   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6556727144   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6560424639   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6561588846   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6562097391   20070801      012           Y       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6562555570   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6562925914   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6563127551   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6563605440   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6564040381   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6565005276   20070901      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6565414320   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6565457337   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6565690895   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6565856710   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6566008006   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6566034903   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6566652613   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6570724986   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6570940913   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6572255971   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6572410402   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6572634431   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6573925796   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6574959331   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6575189821   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6575426454   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6576134867   20070801      012           N       2.250    5.00000      5.00         5.00         11.125     2.250      2.00
6576165614   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6576704164   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6577161786   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6586242585   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6586775048   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6587290203   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6588703386   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6589215349   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6589225207   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6589825030   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6589903779   20070901      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6590491202   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6591124448   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6591575029   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6592291410   20070901      012           N       2.250    5.00000      5.00         5.00         11.125     2.250      2.00
6593036921   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6593154443   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6593912790   20070901      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6593956136   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6594224765   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6595369486   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6595691483   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6597859997   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6598641493   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6599176002   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6600222324   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6600597311   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6603448546   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6607353809   20070901      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6607720072   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6608918915   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6608955917   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6609159469   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6609634545   20070901      012           N       2.250    5.00000      5.00         5.00         09.625     2.250      2.00
6611578441   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6612002466   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6612236288   20070801      012           N       2.250    5.00000      5.00         5.00         11.250     2.250      2.00
6612291804   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6612740339   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6613004818   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6614248703   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6614845904   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6615095905   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6616625221   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6616712227   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6617898140   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6618636895   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6620135464   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6620593860   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6620677952   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6621838207   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6622630728   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6623694517   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6624768542   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6625242240   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6625325631   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6625402935   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6625766073   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6625989931   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6627054387   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6628250729   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6628339613   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6628666429   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6629681807   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6630160767   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6630450903   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6631261721   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6631361216   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6631497358   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6632322720   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6632530090   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6632647662   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6632846355   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6633155186   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6633735573   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6633776874   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6634308396   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6636985589   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6637625085   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6639264826   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6640292659   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6641178659   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6641838799   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6645665537   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6646687597   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6650212175   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6652207553   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6653013778   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6653262771   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6654166492   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6654599155   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6655267463   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6655913538   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6656812002   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6657855935   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6660149524   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6662040945   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6663558689   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6664070940   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6664517213   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6664660294   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6664848741   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6665677396   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6666625410   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6667032475   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6669235779   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6669859909   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6670304549   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6670711610   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6671698758   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6671968433   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6673962582   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6674465585   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6674828329   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6675641804   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6679053345   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6681046709   20070901      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6681677743   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6682507568   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6683200445   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6684349316   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6685820224   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6688010559   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6691521881   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6691996372   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6692032359   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6693913151   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6694040350   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6694676724   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6695056116   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6695234622   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6696189817   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6697789961   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6697799804   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6698641906   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6699134828   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6700105171   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6700882860   20070901      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6705230180   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6705395801   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6705454434   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6708160822   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6708169203   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6708908238   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6711237666   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6712426060   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6713023585   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6713154687   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6713597224   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6714338206   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6715160963   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6715777394   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6716138158   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6716383689   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6716488819   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6717397696   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6718881250   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6719905439   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6721294632   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6721391198   20070901      012           N       2.250    5.00000      5.00         5.00         09.375     2.250      2.00
6725139031   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6725204595   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6725280165   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6726940601   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6728437028   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6728607349   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6730738066   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6731013436   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6731146590   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6732005563   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6733438524   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6735351550   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6735434208   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6736056299   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6736624344   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6738528709   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6738761946   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6738771424   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6739299722   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6739587555   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6741133349   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6741736885   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6741748229   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6742085662   20070901      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6743713650   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6745236239   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6745471927   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6746574703   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6746745097   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6746982070   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6747261771   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6747424346   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6747767652   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6749440126   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6749663925   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6749883846   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6750039510   20070801      012           N       2.250    5.00000      5.00         5.00         09.625     2.250      2.00
6750491034   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6753328910   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6753385597   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6756542772   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6758045741   20070901      012           N       2.250    5.00000      5.00         5.00         11.250     2.250      2.00
6758333675   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6758873506   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6761186359   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6761848099   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6762847561   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6765120925   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6765698813   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6766405366   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6766439811   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6766667858   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6766714841   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6766777947   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6768842376   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6769458974   20070901      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6769561819   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6770187026   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6770425723   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6770690193   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6771170336   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6771595268   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6771646376   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6772068695   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6772446388   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6773556375   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6773712895   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6775388017   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6775730903   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6776168186   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6777281020   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6778468212   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6778596822   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6779978284   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6780100225   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6780853807   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6781579344   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6781939308   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6782933920   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6783251017   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6783373852   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6785729051   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6786276326   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6786726759   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6788373006   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6788428065   20070901      012           N       2.250    5.00000      5.00         5.00         09.125     2.250      2.00
6788554662   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6789800726   20070901      012           N       2.250    5.00000      5.00         5.00         09.875     2.250      2.00
6790534215   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6791579391   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6791759241   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6793511343   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6794408002   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6794778024   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6795276010   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6795590444   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6795897658   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6796855085   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6797190128   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6799126344   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6800726546   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6801748788   20070901      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6802007689   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6802375474   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6802750304   20060301      012           N       2.250    5.00000      5.00         5.00         12.750     2.250      2.00
6805153837   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6805165047   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6805681365   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6810357936   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6810596657   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6811994810   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6813283592   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6814541758   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6814863913   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6815337925   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6815670002   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6816834532   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6818697960   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6818998038   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6819418390   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6820116348   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6823921645   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6825222703   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6825268607   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6825361279   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6825733063   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6827438026   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6829667648   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6833023275   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6833205799   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6834056902   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6834861483   20070901      012           N       2.250    5.00000      5.00         5.00         09.750     2.250      2.00
6835216133   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6835278968   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6836010253   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6836058542   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6838889894   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6839256341   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6839829972   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6841720771   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6842234194   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6842399559   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6843093771   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6843330470   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6844000650   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6844721297   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6844967890   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6845642674   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6845646303   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6845890430   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6847192850   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6847443089   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6847813687   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6848609886   20070801      012           N       2.250    5.00000      5.00         5.00         09.875     2.250      2.00
6849607889   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6851428430   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6851832383   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6853123039   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6853599279   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6854550164   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6854701601   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6855152697   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6855212533   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6855265622   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6855970536   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6856004368   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6856528903   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6857760364   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6858444893   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6859721596   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6861436464   20070801      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6862702856   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6863958291   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6865032087   20070901      012           N       2.250    5.00000      5.00         5.00         09.625     2.250      2.00
6865045337   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6865545013   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6867232362   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6868061711   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6868433274   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6868532331   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6869510344   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6870601306   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6872624785   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6872762122   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6872821738   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6874154740   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6874834762   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6876466324   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6878340451   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6878995155   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6883197854   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6887571724   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6888597041   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6890582650   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6890913020   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6891811876   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6895206081   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6900335008   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6900796076   20070801      012           N       2.250    5.00000      5.00         5.00         11.125     2.250      2.00
6901876265   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6902071346   20070901      012           N       2.250    5.00000      5.00         5.00         11.250     2.250      2.00
6902227195   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6905374903   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6906802274   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6907469214   20070901      012           N       2.250    5.00000      5.00         5.00         09.375     2.250      2.00
6907483009   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6910043311   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6911883871   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6912085757   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6914153397   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6914782799   20070901      012           N       2.250    5.00000      5.00         5.00         09.875     2.250      2.00
6915739137   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6919944527   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6920685937   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6921764566   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6922698722   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6922841900   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6923092388   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6924416487   20070901      012           N       2.250    5.00000      5.00         5.00         11.125     2.250      2.00
6924538751   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6925189042   20070801      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6925479583   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6927275385   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6928366365   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6929245303   20070901      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6930165060   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6930191355   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6930664195   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6931200551   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6931280363   20070801      012           N       2.250    5.00000      5.00         5.00         11.250     2.250      2.00
6932074120   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6932386714   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6932527887   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6932656694   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6933175744   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6935351640   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6937089784   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6937261375   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6939710684   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6939911746   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6940311076   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6940841841   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6941493998   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6941792779   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6942019446   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6942876662   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6943143286   20070801      012           N       2.250    5.00000      5.00         5.00         11.000     2.250      2.00
6943328184   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6943450012   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6945459359   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6945886064   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6945900873   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6946216451   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6947368715   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6948676553   20070901      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6949936394   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6950211810   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6950829413   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6951207718   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6951695169   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6952240205   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6954176209   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6954346851   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6954632748   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6956047507   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6956154287   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6957267138   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6958012699   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6958101641   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6958546134   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6959258432   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6959466555   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6960321716   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6960644190   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6961525927   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6962748098   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6963024473   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6963366502   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6965148403   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6966176395   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6966957026   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6967274082   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6967540763   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6970289275   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6970374531   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6970600711   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6971031171   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6972790213   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6973411660   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6974448083   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6975608784   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6976073376   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6976087079   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6976999737   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6977684429   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6978395074   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6979382642   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6982183219   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6983064087   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6986803333   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
6986955364   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6989072902   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
6989490658   20070801      012           N       2.250    5.00000      5.00         5.00         10.875     2.250      2.00
6992045986   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
6994429691   20070901      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
6994555339   20070801      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
6995321269   20070901      012           N       2.250    5.00000      5.00         5.00         09.875     2.250      2.00
6997046773   20070801      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
6997557704   20070801      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
6998264235   20070901      012           N       2.250    5.00000      5.00         5.00         09.375     2.250      2.00
7016089018   20070901      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
7016089596   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
7016099611   20070801      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
7016100930   20070801      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
7016102449   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
7016103223   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
7016109295   20070901      012           N       2.250    5.00000      5.00         5.00         10.750     2.250      2.00
7016122363   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
7016122512   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00
7016125861   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
7016129210   20070901      012           N       2.250    5.00000      5.00         5.00         09.625     2.250      2.00
7016131182   20070901      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
7016133220   20070801      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
7016134194   20070901      012           N       2.250    5.00000      5.00         5.00         10.500     2.250      2.00
7016142304   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
7016144839   20070901      012           N       2.250    5.00000      5.00         5.00         10.250     2.250      2.00
7016145430   20070901      012           N       2.250    5.00000      5.00         5.00         10.625     2.250      2.00
7016145653   20070901      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
7016149606   20070901      012           N       2.250    5.00000      5.00         5.00         10.000     2.250      2.00
7016150265   20070901      012           N       2.250    5.00000      5.00         5.00         10.125     2.250      2.00
7016259249   20070901      012           N       2.250    5.00000      5.00         5.00         10.375     2.250      2.00

                                    EXHIBIT E

                        REQUEST FOR RELEASE OF DOCUMENTS

                                     [date]

To:   The Bank of New York
      101 Barclay Street - 8 West
      New York, New York  10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated September 26, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:
--------------------

Mortgagor Name, Address & Zip Code:
----------------------------------

Reason for Requesting Documents (check one)
-------------------------------

____  1.    Mortgage Paid in Full

____  2.    Foreclosure

____  3.    Substitution

____  4.    Other Liquidation

____  5.    Nonliquidation                      Reason: ___________________

                                    By: _______________________________________
                                          (authorized signer of Bank of America
                                          Mortgage Securities, Inc.)


                                    Issuer:____________________________________
                                    Address:___________________________________
                                    ___________________________________________

                                    Date:______________________________________

Custodian
---------

The Bank of New York

Please acknowledge the execution of the above request by your signature and date below:

__________________________________  _______________
Signature                           Date

Documents returned to Custodian:


___________________________________ ________________
Custodian                           Date

                                    EXHIBIT F

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                     [Date]

      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated September 26, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee.


                               [_______________],

                               By:_______________________________________
                               Name:_____________________________________
                               Title:____________________________________

                                   EXHIBIT G-1

                         FORM OF TRANSFEROR CERTIFICATE

                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 8 West
New York, New York  10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-J, Class ___, having an initial aggregate Certificate Balance as of September 26, 2002 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 26, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferor is the lawful owner of the Transferred Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferor)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                  EXHIBIT G-2A

                        FORM I OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 8 West
New York, New York  10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-J, Class ___, having an initial aggregate Certificate Balance as of September 26, 2002 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 26, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferor)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    __________________________________________
                                    (Nominee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                                         ANNEX 1 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis $______________________(1) in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

-----------------
(1) Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.


      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___ Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer. The Transferee is a dealer registered pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____      Will the Transferee be purchasing the Transferred
            Yes   No        Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

                                    __________________________________________
                                    Print Name of Transferee

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                                                         ANNEX 2 TO EXHIBIT G-2A


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____      Will the Transferee be purchasing the Transferred
            Yes   No        Certificates only for the Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                    __________________________________________
                                    Print Name of Transferee or Adviser

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    IF AN ADVISER:

                                    __________________________________________
                                    Print Name of Transferee

                                    By:_______________________________________
                                    Date:_____________________________________

                                  EXHIBIT G-2B

                        FORM II OF TRANSFEREE CERTIFICATE
                      FOR TRANSFERS OF PRIVATE CERTIFICATES

                                     [Date]

The Bank of New York
101 Barclay Street - 8 West
New York, New York  10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-J, Class ___, having an initial aggregate Certificate Principal Balance as of September 26, 2002 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_____________________] (the "Transferor") to [________________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 26, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICER, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICER OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                             Nominee Acknowledgment
                             ----------------------

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.

                                    __________________________________________
                                    (Nominee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    EXHIBIT H

                    FORM OF TRANSFEREE REPRESENTATION LETTER
                    FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 8 West
New York, New York  10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2002-J, Class ___, having an initial aggregate Certificate Principal Balance as of September 26, 2002 of $_________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_____________________] (the "Transferor") to [________________________________]
(the "Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated September 26, 2002, among Bank of America Mortgage Securities, Inc., as Depositor, Bank of America, N.A., as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                                    Very truly yours,

                                    __________________________________________
                                    (Transferee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                                    EXHIBIT I

                     FORM OF AFFIDAVIT REGARDING TRANSFER OF
                  RESIDUAL CERTIFICATE PURSUANT TO SECTION 6.02

                    Bank of America Mortgage Securities, Inc.
                       Mortgage Pass-Through Certificates,
                                  Series 2002-J

STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of _______________________________, the proposed transferee (the "Transferee") of the Class A-R Certificate (the "Residual Certificate") issued pursuant to the Pooling and Servicing Agreement, dated September 26, 2002, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), Bank of America, N.A., as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Residual Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Residual Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Residual Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Residual Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Residual Certificate or cause the Residual Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Residual Certificate.

      9. The taxpayer identification number of the Transferee's nominee is
_____________.

      10. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      11. The Transferee is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      12. The Transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other person.

      13. If the Transferee is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Transferee has executed and attached Attachment A hereto.

      14. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                  *     *     *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.


                                    ____________________________________________
                                    Print Name of Transferee

                                    By:_________________________________________
                                       Name:
                                       Title:

      Personally appeared before me the above-named ___________________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this _____ day of ___________________, ____






                                    ____________________________________________
                                                  NOTARY PUBLIC

                                    My Commission expires the ____ day of
                                    ______________, ____

                                  ATTACHMENT A

                                       to

      AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE
                OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

[ ] The consideration paid to the Transferee to acquire the Residual Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Residual Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Transferee.

                                       OR
                                       --

[ ] The transfer of the Residual Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

      (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

      (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

      (iii) the Transferee will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and
            (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

      (iv) the Transferee has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith; and

      (v) in the event of any transfer of the Residual Certificate by the Transferee, the Transferee will require its transferee to complete a representation in the form of this Attachment A as a condition of such transferee's purchase of the Residual Certificate.

                                    EXHIBIT J

                     CONTENTS OF THE SERVICER MORTGAGE FILE

1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable evidence of source and amount of downpayment.

6.    Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.   Copies of all required disclosure statements.

12. If applicable, termite report, structural engineer's report, water potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K
                       FORM OF SPECIAL SERVICING AGREEMENT
                       -----------------------------------

      This Special Servicing Agreement (the "Agreement") is made and entered into as of ___________________, between Bank of America, N.A. (the "Servicer") and ___________________ (the "Loss Mitigation Advisor ").

                              PRELIMINARY STATEMENT

      _________________ (the "Purchaser") is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicer, and The Bank of New York, as Trustee.

      The Purchaser has requested the Servicer to engage the Loss Mitigation Advisor, at the Purchaser's expense, to assist the Servicer with respect to default management and reporting situations for the benefit of the Purchaser.

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicer hereby engages the Loss Mitigation Advisor to provide advice in connection with default management and reporting situations with respect to defaulted loans, including providing to the Servicer recommendations with respect to foreclosures, the acceptance of so-called short payoffs, deeds in lieu of or in aid of foreclosure and deficiency notes, as well as with respect to the sale of REO properties. The Loss Mitigation Advisor hereby accepts such engagement, and acknowledges that its fees will be paid by the Purchaser and not the Servicer, and that it will not look to the Servicer for financial remuneration. It is the intent of the parties to this Agreement that the services of the Loss Mitigation Advisor are provided without fee to the Servicer for the benefit of the Purchaser for the life of the Class B Certificates.

                                    ARTICLE I

                                   DEFINITIONS

      Section 1.01. Defined Terms.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

      Delay of Foreclosure: The postponement for more than three Business Days of the scheduled sale of Mortgaged Property to obtain satisfaction of a Mortgage Loan.

      Loss Mitigation Advisor: ______________.

      Purchaser: _______________________, or the holder of record of the Class B Certificates.

      Short Payoff: Liquidation of a Mortgage Loan at less than the full amount of the outstanding balance of the Mortgage Loan plus advances and costs through a negotiated settlement with the borrower, which may include a deed-in-lieu of foreclosure or sale of the property or of the promissory note secured by the collateral property to a third party, in either case with or without a contribution toward any resulting deficiency by the borrower.

      Section 1.02. Definitions Incorporated by Reference.

      All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreements.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

      Section 2.01. Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Servicer shall use reasonable efforts to provide to the Loss Mitigation Advisor with the following notices and reports. All such notices and reports may be sent to the Loss Mitigation Advisor by telecopier, electronic mail, express mail or regular mail.

            (i) The Servicer shall within five Business Days after each Distribution Date either: (A) provide to the Loss Mitigation Advisor a written or electronic report, using the same methodology and calculations as in its standard servicing reports, indicating for the trust fund formed by the Pooling and Servicing Agreement, the number of Mortgage Loans that are (1) sixty days delinquent, (2) ninety days or more delinquent, (3) in foreclosure or (4) real estate owned (REO), and indicating for each such Mortgage Loan the loan number, whether the loan is in bankruptcy or paying under the terms of a repayment plan, the reason for default, and outstanding principal balance; or (B) provide the information detailed in
      (A) to a data service provider of the Loss Mitigation Advisor's choice in an electronic format acceptable to that data service provider. Provision of the information to a service provider other than that specified by the Loss Mitigation Advisor is acceptable.

            (ii) Prior to a Delay of Foreclosure in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent delay, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the reason and justification for delaying foreclosure action. All notices and supporting documentation pursuant to this subsection may be provided via telecopier, express mail or electronic mail.

            (iii) Prior to accepting any Short Payoff in connection with any Mortgage Loan, the Servicer shall provide the Loss Mitigation Advisor with a notice of such proposed and imminent Short Payoff, stating the loan number, the aggregate amount owing under the Mortgage Loan, and the justification for accepting the proposed Short Payoff. Such notice may be sent by telecopier, express mail, electronic mail or regular mail.

            (iv) Within five (5) business days of each Distribution Date, the Servicer shall provide the Loss Mitigation Advisor with a report listing each loan that has resulted in a realized loss that has been reported to the trustee. Such report shall specify the loan number, the outstanding principal balance of the loan upon its liquidation, the realized loss, and the following components of realized loss: foreclosure costs, advances, mortgage insurance proceeds, marketing and property rehabilitation costs, and other costs. Such report may be provided by telecopier, express mail, regular mail or electronic mail. The Loss Mitigation Advisor shall have at least ten (10) business days in which to respond with reasonable questions or requests for additional information regarding the amounts reported as realized losses, and the Servicer shall within five (5) business days of receipt of the Loss Mitigation Advisor's questions or additional information requests provide responses to such questions and requests.

            (v) Within five (5) business days of receipt by the Servicer of an offer to acquire an REO property at an amount that is more than 15% below the most recent market valuation of that property obtained by the Servicer (or if no such valuation has been obtained, the appraisal used in connection with the originating of the related Mortgage Loan), the Servicer shall notify the Loss Mitigation Advisor of such offer and shall provide a justification for accepting such offer, if that is the Servicer's recommendation.

            (vi) Within five (5) business days of receipt by the Servicer that a claim filed for mortgage insurance, or any part thereof, has been rejected by the mortgage insurance provider, the Servicer shall provide a copy of the rejected claim with explanations for the item or items rejected to the Loss Mitigation Advisor.

            (vii) Within five (5) business days of providing the trustee with any notice regarding a mortgage loan substitution, loan modification, or loan repurchase, the Servicer shall provide the Loss Mitigation Advisor with a copy of the notice.

      (b) If requested by the Loss Mitigation Advisor, the Servicer shall make its servicing personnel available during its normal business hours to respond to reasonable inquiries, in writing by facsimile transmission, express mail or electronic mail, by the Loss Mitigation Advisor in connection with any Mortgage Loan identified in a report under subsection 2.01 (a)(i), (a)(ii), (a)(iii) or
(a)(iv) which has been given to the Loss Mitigation Advisor; provided that the Servicer shall only be required to provide information that is readily accessible to their servicing personnel.

      (c) In addition to the foregoing, the Servicer shall provide to the Loss Mitigation Advisor such information as the Loss Mitigation Advisor may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, provided that the Servicer shall only be required to provide information that is readily accessible to its servicing personnel.

      (d) With respect to all Mortgage Loans which are serviced at any time by the Servicer through a subservicer, the Servicer shall be entitled to rely for all purposes hereunder, including for purposes of fulfilling its reporting obligations under this Section 2.01, on the accuracy and completeness of any information provided to it by the applicable subservicer.

      Section 2.02. Loss Mitigation Advisor's Recommendations With Respect to Defaulted Loans.

      (a) All parties to this Agreement acknowledge that the Loss Mitigation Advisor's advice is made in the form of recommendations, and that the Loss Mitigation Advisor does not have the right to direct the Servicer in performing its duties under the Pooling and Servicing Agreement. The Servicer may, after review and analysis of the Loss Mitigation Advisor's recommendation, accept or reject it, in the Servicer's sole discretion, subject to the standards of the Servicer to protect the interest of the Certificateholders set forth in the Pooling and Servicing Agreement.

      (b) Within two (2) business days of receipt of a notice of a foreclosure delay, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the delay, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within the allotted time, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor may recommend that additional procedures be undertaken to further analyze the property, the borrower, or issues related to the default or foreclosure. Such additional procedures may include asset searches, property valuations, legal analysis or other procedures that are warranted by the circumstances of the property, borrower or foreclosure. The Loss Mitigation Advisor may recommend such other actions as are warranted by the circumstances of the property, borrower or foreclosure.

      (c) Within two (2) business days of receipt of a notice of a proposed Short Payoff, the Loss Mitigation Advisor shall provide the Servicer with a recommendation regarding the proposed Short Payoff, provided, however, that if additional information is required on which to base a recommendation, the Loss Mitigation Advisor shall notify the Servicer of the additional information needed within two business days, and the Servicer shall promptly provide such information and the Loss Mitigation Advisor shall then submit to the Servicer its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed Short Payoff, recommending against such Short Payoff, with a justification provided, or proposing a counteroffer.

      (d) Within two (2) business days of receipt of a notice of an REO sale at an amount that is more than 15% below the recent market valuation of that property, the Loss Mitigation Advisor shall provide the Servicer with its recommendation. The Loss Mitigation Advisor's recommendation may take the form of concurring with the proposed below-market sale, recommending against such below-market sale, or proposing a counteroffer.

      Section 2.03. Termination.

      (a) With respect to all Mortgage Loans included in a trust fund, the Servicer's obligations under Section 2.01 and Section 2.02 shall terminate at such time as the Certificate Principal Balances of the related Class B Certificates have been reduced to zero.

      (b) The Loss Mitigation Advisor's responsibilities under this Agreement shall terminate upon the termination of the fee agreement between the Purchaser or its successor and the Loss Mitigation Advisor. The Loss Mitigation Advisor shall promptly notify the Servicer of the date of termination of such fee agreement, but in no event later than 5:00 P.M., EST, on the effective date thereof.

      (c) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and the Loss Mitigation Advisor and any director, officer, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Loss Mitigation Advisor, its directors, officers, employees or agents shall be under any liability for any actions taken by the Servicer based upon the recommendation pursuant to this Agreement, provided they are made in good faith.

                                   ARTICLE III

                            MISCELLANEOUS PROVISIONS

      Section 3.01. Amendment.

      This Agreement may be amended from time to time by the Servicer and the Loss Mitigation Advisor by written agreement signed by the Servicer and the Loss Mitigation Advisor.

      Section 3.02. Counterparts.

      This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 3.03. Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 3.04. Notices.

      All demands, notices and direction hereunder shall be in writing or by telecopier and shall be deemed effective upon receipt to:

      (a) in the case of the Servicer,

             Bank of America, N.A.
             201 North Tryon Street
             Charlotte, North Carolina  28255
             Attn: Secondary Marketing with a copy to the General Counsel or such other address as may hereafter be furnished in writing by the Servicer,

      (b) in the case of the Loss Mitigation Advisor,

             _______________________



      (c) in the case of the Purchaser:

             _______________________



      Section 3.05. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 3.06. Successors and Assigns.

      (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

      (b) The Servicer shall notify the Loss Mitigation Advisor of the assignment of its duties to any successor servicer within thirty (30) days prior to such assignment, and shall provide the name, address, telephone number and telecopier number for the successor to the Loss Mitigation Advisor.

      Section 3.07. Article and Section Headings.

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 3.08. Confidentiality.

      The Servicer acknowledges the confidentiality of this Agreement and will not release or republish its contents without the consent of the Loss Mitigation Advisor except to the extent required by law, regulation or court order.

      The Loss Mitigation Advisor agrees that all information supplied by or on behalf of the Servicer under this Agreement, is the property of the Servicer. The Loss Mitigation Advisor shall keep in strictest confidence all information relating to this Agreement, including, without limitation, individual account information and other information supplied by or on behalf of the Servicer pursuant to Section 2.01, and that information which may be acquired in connection with or as a result of this Agreement. During the term of this Agreement and at any time thereafter, without the prior written consent of the Servicer, the Loss Mitigation Advisor shall not publish, communicate, divulge, disclose or use any of such information. Upon termination or expiration of this Agreement, the Loss Mitigation Advisor shall deliver all records, data, information, and other documents and all copies thereof supplied by or on behalf of the Servicer pursuant to Section 2.01 to the Servicer and such shall remain the property of the Servicer.

      Section 3.09. Independent Contractor.

      In all matters relating to this Agreement, the Loss Mitigation Advisor shall be acting as an independent contractor. Neither the Loss Mitigation Advisor nor any employees of the Loss Mitigation Advisor are employees or agents of the Servicer under the meaning or application of any Federal or State Unemployment or Insurance Laws or Workmen's Compensation Laws, or otherwise. The Loss Mitigation Advisor shall assume all liabilities or obligations imposed by any one or more of such laws with respect to the employees of the Loss Mitigation Advisor in the performance of this Agreement. The Loss Mitigation Advisor shall not have any authority to assume or create any obligation, express or implied, on behalf of the Servicer, and the Loss Mitigation Advisor shall not have the authority to represent itself as an agent, employee, or in any other capacity of the Servicer.

            IN WITNESS WHEREOF, the Servicer and the Loss Mitigation Advisor have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                          Bank of America, N.A.

                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________


                                          Loss Mitigation Advisor

                                          _______________________

                                          By:_________________________________
                                          Name:
                                          Title:

                    PURCHASER'S ACKNOWLEDGEMENT AND AGREEMENT

Purchaser executes this agreement for the purpose of acknowledging the limited obligations of the Servicer in respect of the Loss Mitigation Advisor's recommendation, as described in Section 2.02(a) hereof and confirming to the Servicer that (i) it shall be solely responsible for the payment of the fees of the Loss Mitigation Advisor pursuant to the terms of an agreement between Purchaser and Loss Mitigation Advisor dated _____________, 20__ and (ii) Purchaser upon transfer of its interest in any of the Class B Certificates or any part thereof will require its successor to consent to this Special Servicing Agreement and to pay any of the fees due to the Loss Mitigation Advisor pursuant to the agreement referenced in clause (i) above.


                                       Purchaser

                                       By:____________________________________

                                       Name:__________________________________

                                       Title:_________________________________

                                    EXHIBIT L

                           LIST OF RECORDATION STATES

                                      None